As filed with the Securities and Exchange Commission on April 29, 2009

Registration Nos. 333-149540

and 811-09507

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	☐
ACT OF 1940
Amendment No. 19	☒

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3003 - 77th Avenue, S.E., Mercer Island, Washington 98040

(Address of Depositor’s Principal Executive Offices)

(206) 232-8400

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Brian F. Kreger, Esq.

Vice President, Corporate Secretary and General Counsel

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2009 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable life insurance policies.

Prospectus

May 1, 2009

Farmers EssentialLife® Variable Universal Life

Flexible Premium Variable Universal Life Insurance Policy

Issued by

Farmers New World Life Insurance Company

Through

Farmers Variable Life Separate Account A

Home Office	Service Center
3003 - 77th Avenue, S.E.	P.O. Box 724208
Mercer Island, Washington 98040	Atlanta, Georgia 31139
Phone: (206) 232-8400	Phone: (877) 376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

This prospectus describes Farmers EssentialLife Variable Universal Life, an individual flexible premium variable life insurance policy (the “Policy”), issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (called the “Death Benefit Amount Payable”) that we will pay if the insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the subaccounts of the Farmers Variable Life Separate Account A (the “variable account”) in which you invest.

Investment Risk — Your Contract Value will vary according to the investment performance of the portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the subaccounts. You may be required to pay additional premiums to keep the Policy in force if investment performance is too low. The Policy is not suitable as a short-term savings vehicle because the surrender and insurance charges may be considerable.

Loans and Partial Surrenders — You may borrow against or withdraw money from this Policy, within limits. Loans and partial surrenders reduce the Policy’s Death Benefit Amount Payable and its Cash Surrender Value, and increase the risk that your Policy will lapse without value unless you pay additional premiums. If your Policy lapses while loans are outstanding, you will have no Cash Surrender Value and you will likely have to pay a significant amount in taxes.

You may choose one of two death benefit options. The death benefit will be at least the face amount shown on your Policy’s specifications page, adjusted for any increases or decreases in face amount, and reduced by any outstanding loan amount and unpaid monthly deductions.

Tax Risk – Tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial surrenders at any time in the future, or if you intend to keep the Policy in force after the insured reaches attained age 100. You should consult a tax adviser to learn more about the tax risks of this Policy.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or to maintain this Policy through a loan or through surrenders or partial surrenders from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of premiums. Please read the “Policy Risks” section of this prospectus. It describes some of the risks associated with investing in the Policy.

This Policy has 36 funding choices – one fixed account (paying at least a guaranteed minimum fixed rate of interest) and 35 subaccounts. The subaccounts invest in the following 35 portfolios:

❑	Dreyfus Variable Investment Fund – Service Class Shares

Developing Leaders Portfolio

❑	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

❑	DWS Variable Series I – Class A Shares

DWS Bond VIP

DWS Global Opportunities VIP

DWS International VIP

❑	DWS Variable Series II – Class A Shares

DWS Dreman High Return Equity VIP (effective 6-1-09, DWS Strategic Value VIP)

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Money Market VIP

❑	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

Fidelity VIP Growth Portfolio

Fidelity VIP Index 500 Portfolio

Fidelity VIP Mid Cap Portfolio

❑	Fidelity VIP Freedom Funds – Service Class 2 Shares

Fidelity VIP Freedom 2005 Portfolio

Fidelity VIP Freedom 2010 Portfolio

Fidelity VIP Freedom 2015 Portfolio

Fidelity VIP Freedom 2020 Portfolio

Fidelity VIP Freedom 2025 Portfolio

Fidelity VIP Freedom 2030 Portfolio

Fidelity VIP Freedom Income Portfolio

❑	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

Fidelity VIP FundsManager 20% Portfolio

Fidelity VIP FundsManager 50% Portfolio

Fidelity VIP FundsManager 70% Portfolio

Fidelity VIP FundsManager 85% Portfolio

❑	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Franklin Small-Mid Cap Growth Securities Fund

Franklin Small Cap Value Securities Fund

Templeton Global Asset Allocation Fund

❑	Janus Aspen Series

Janus Aspen Balanced Portfolio (Service Shares)

Janus Aspen Forty Portfolio (Institutional Shares)

❑	PIMCO Variable Insurance Trust – Administrative Class Shares

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

PIMCO VIT Low Duration Bond Portfolio

❑	Principal Variable Contracts Fund, Inc. (“PVC”) – Class 2 Shares Strategic Asset Management (SAM) Portfolios

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

A prospectus for each of the portfolios available through this Policy must accompany this prospectus.

Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

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Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

Policy Benefits

Your Policy in General

—

Tax-Deferred Accumulation. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial surrenders) on your Contract Value.

—

Long-Term Savings Vehicle. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences if you decide to surrender your Policy early; you may be required to pay a surrender charge that applies during the first nine years of the Policy and the first nine years after each increase in face amount.

—

Personalized Illustrations. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations, which are provided to you without charge, may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

—

Fixed Account. You may place money in the fixed account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the fixed account will be reduced by applicable Policy fees and charges. The fixed account is part of our general account.

—

Separate Account. You may allocate premium(s) and Contract Value to one or more subaccounts of the variable account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the subaccounts will vary each day with the investment experience of these subaccounts. Investment returns may be negative and will be reduced by applicable Policy fees and charges. You bear the risk that the Contract Value of your Policy will decline as a result of the unfavorable investment performance of the subaccounts you have chosen.

Premium Flexibility

—

Flexible Premiums. You can select a premium plan. You can vary the frequency and amount of premiums subject to certain limitations discussed in the Premium Flexibility section of this Prospectus. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an initial premium, you can pay subsequent premiums (minimum $25) at any time. You may also choose to have premiums deducted directly from your bank account.

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—

Minimum Premiums. Paying the minimum premiums for the Policy may reduce your risk of lapse, but will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

—

Right-to-Examine Period. You may cancel a Policy during the “right-to-examine period” by returning it with a signed request for cancellation to our Home Office. If you decide to cancel the Policy during the right-to-examine period, we will refund an amount equal to the greater of the sum of all premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office.

Death Benefit

—	As long as the Policy remains in force, we will pay a death benefit payment to the beneficiary upon the death of the insured.

—	You may choose one of two death benefit options under the Policy. If you do not choose a death benefit option, then the selection will automatically default to Option B.
¡	Option A is a variable death benefit through attained age 99 that is the greater of:
¡	the face amount of your Policy plus the Contract Value on the date of the insured’s death; or
¡	the Contract Value on the date of the insured’s death multiplied by the applicable death benefit percentage.
¡	Option B is a level death benefit through attained age 99 that is the greater of:
¡	the face amount of your Policy on the date of the insured’s death; or
¡	the Contract Value on the date of the insured’s death multiplied by the applicable death benefit percentage.

—	For attained ages 100 though 120, the death benefit equals the Contract Value.

—

Any death benefit will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the amount of any outstanding loan amount (and any interest you owe) and any due and unpaid monthly deductions.

—

Change in Death Benefit Option and Face Amount. After the first Policy year, you may change the death benefit option or increase or decrease the face amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and face amount during the same Policy year, unless done simultaneously).

Full and Partial Surrenders

—

Full Surrender. At any time while the Policy is in force, you may submit a written request to fully surrender your Policy and receive the Cash Surrender Value (that is, the Contract Value, minus the applicable surrender charge, minus any monthly deductions due and payable, and minus any outstanding loan amount and any interest you owe). A surrender may have tax consequences.

—

Partial Surrenders. After the first Policy year, you may submit a written request to withdraw part of the Cash Surrender Value, subject to the following rules. Partial surrenders may have tax consequences.

¡	You may make only one partial surrender each calendar quarter.
¡	You must request at least $500.
¡	You may not request more than 75% of the Cash Surrender Value.
¡

For each partial surrender, we deduct a processing fee equal to the lesser of $25 or 2% of the partial surrender from the subaccounts and the fixed account on a pro-rata basis, or on a different basis if you so request.

¡	The subaccounts and fixed account will be reduced by the amount of the partial surrender on a pro-rata basis, or on a different basis if you so request.

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¡	If you select a level death benefit (Option B), the face amount will be reduced by the amount of the partial surrender (but not by the processing fee).

Transfers

—	Each Policy year, you may make an unlimited number of transfers from and among the subaccounts and one transfer from the fixed account.
—	Transfers from subaccounts must be a minimum of $250, or the total value in the subaccount if less.
—

Transfers from the fixed account may not be for more than 25% of the value in the fixed account. If the balance in the fixed account after the transfer is less than $250, then the entire balance will be transferred.

—	We charge $25 for the 13th and each additional transfer during a Policy year.

Loans

—

You may take a loan against the Policy for amounts up to the Cash Surrender Value, minus the loan interest you would have to pay by the next Policy anniversary, and minus three monthly deductions, or the number of monthly deductions due before the next Policy anniversary, if fewer.

—	The loan amount requested must be at least $250, unless otherwise required by state law.
—	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.
—

For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

—

You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, or the amount of the loan if less, and must be clearly marked as “loan repayment” or they will be credited as premiums.

—	We deduct any unpaid loans, plus any interest you owe, from the Contract Value to determine the Cash Surrender Value (and from the Death Benefit on the insured’s death).
—	A loan may have adverse tax consequences.

Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Contract Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate premiums and Contract Value to the fixed account, we will credit your Contract Value in the fixed account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.

Risks of Market Timing and Disruptive Trading

This Policy and the underlying portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying portfolios, see the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

Paying the minimum premium is one way to reduce the risk that your Policy will lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay premiums at least as large as the

4

current minimum premium. However, paying the minimum premiums for the Policy will not necessarily keep your Policy in force.

You also increase the risk that your Policy will lapse if you take out a loan, take partial surrenders or increase the face amount of your Policy. These activities, any increase in the current charges, or any unfavorable investment returns will significantly increase the risk of your Policy lapsing. It is likely that additional premiums will be necessary to keep your Policy in force until maturity.

For a full discussion on the conditions that will cause the Policy to enter the grace period and the Grace Premium Test, please see the “Policy Lapse and Reinstatement – Lapse” section of this prospectus.

Whenever your Policy enters the 61-day grace period, you must make a payment before the grace period ends that is large enough to keep your Policy in force. Market performance alone will not be deemed to constitute a sufficient payment. If you do not make a large enough payment before the end of the grace period, your Policy will terminate without value, insurance coverage will no longer be in force, and you will receive no benefits. A Policy lapse may have adverse tax consequences.

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of Tax Code requirements to a Policy issued on a special premium class basis particularly if the full amount of premiums permitted under the Policy is paid.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then partial surrenders and loans under a Policy will be taxable as ordinary income, to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of partial surrenders and loans taken before you reach age 59 1 /2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a qualified tax adviser about such loans.

The federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial surrenders at any time in the future, and/or you intend to keep the Policy in force after the insured reaches attained age 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Limits on Partial Surrenders

The Policy permits you to take only one partial surrender in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Cash Surrender Value. You may not withdraw less than $500. If 75% of the Cash Surrender Value is less than $500, then a partial surrender is not available.

A partial surrender reduces the Cash Surrender Value and Contract Value and will increase the risk that the Policy will lapse. A partial surrender also may have tax consequences.

In addition, a partial surrender will reduce the death benefit. If you select a level death benefit (Option B), a partial surrender will permanently reduce the face amount by the amount of the partial surrender (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a partial

5

surrender, the face amount will remain the same but the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the subaccounts and fixed account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%. As a result, the loan collateral does not participate in the investment results of the subaccounts, nor does it receive as high an interest rate as amounts allocated to the fixed account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the subaccounts and the interest rates charged against the loan and credited to the fixed account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Amount Payable by the amount of the outstanding loan plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Cash Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the monthly deduction when due, then the Policy will enter the 61-day grace period, and possibly lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a qualified tax adviser about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums you pay to keep the Policy in force.

Effects of Surrender Charges

There are significant surrender charges under this Policy during the first nine Policy years and during the nine years after any elected increase in face amount. It is likely that you will receive no Cash Surrender Value if you surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial face amount for a substantial period of time.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. The Cash Surrender Value is one measure we use to determine whether your Policy will enter a grace period and possibly lapse.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

6

Fee Table

The following tables describe the fees and charges that you will pay when buying and owning the Policy.1 If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics listed below. These charges may not be typical of the charges you will pay since the insured under the Policy may not be of the same age, gender, and risk class as the representative insured. Other fees or charges are not dependent on the insured’s personal characteristics but rather are based on either (a) decisions or choices made by the Policy owner, or (b) the Policy itself where the fees or charges apply to all Policy owners.

The first table describes the fees and charges that you will pay when you pay premiums, fully surrender the Policy, partially surrender the Policy, transfer cash value among the subaccounts and the fixed account, increase the face amount of the Policy, request an additional annual report, or make a claim under the Accelerated Benefit Rider for Terminal Illness.

Transaction Fees
Amount Deducted[2]
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Premium Expense Charge (As a percentage of premiums paid)	Upon payment of each premium	7% in all years	7% in years 1-10; 3% in years 11+
Partial Surrender Processing Fee (As a percentage of the amount withdrawn, not to exceed $25.00)	Upon partial surrender	2.0%	2.0%

Surrender Charge[3]

(Per $1,000 of face amount on issue date

and on the face amount of any increase.)

¿  Minimum Charge in Policy Year 1[4]

¿  Maximum Charge in Policy Year 1[5]

¿  Charge for a Policy issued to a male at age 35, during Policy Year 1

	Upon full surrender of the Policy during first 9 Policy years, or within 9 years following any increase in face amount	$3.00 $44.40 $10.06	$3.00 $44.40 $10.06

[1]	The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.
[2]

We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[3]

The surrender charge is equal to (a) + (b), where (a) is the surrender charge for the face amount on the issue date; and (b) is the surrender charge for each increase in face amount. To calculate the surrender charge for the face amount on the issue date: (i) locate the appropriate surrender charge factor from a table in Appendix B of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the insured’s issue age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the face amount on the issue date and divide the result by 1,000. To calculate the surrender charge for increases in face amount that are issued with the same premium class as that shown on your Policy specifications page: (i) locate the appropriate surrender charge factor from a table in Appendix B of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the insured’s attained age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in face amount and divide the result by 1,000. For increases in face amount that are issued with a premium class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see Appendix B of this prospectus for an exhaustive list of surrender charge factor tables. The applicable surrender charge factor varies by issue age, gender, nicotine use, underwriting class, and number of full Policy years since the issue date. The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the surrender charges that apply to your Policy by contacting your agent and by referring to the Appendix B— Table of Surrender Charge Factors in this prospectus.

[4]	This minimum charge is based on a female insured age 0 at issue.
[5]	This maximum charge is based on a male insured for a Policy that is issued at age 68.

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Transaction Fees
		Amount Deducted[2]
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Transfer Charge	Upon transfer	$25	First 12 transfers in a Policy year are free, $25 for each subsequent transfer
Additional Annual Report Fee	Upon request for additional annual report	$25	$0
Optional Riders with Transaction Fees:
Accelerated Benefit Rider for Terminal Illness[6]	When a benefit is paid under this rider	$250 plus the actuarial discount	$150 plus the actuarial discount

The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

Periodic Charges Other Than Portfolio Operating Expenses
		Amount Deducted[2]
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Monthly Administration Charge	Monthly on the issue date and on each monthly due date	$12.00	$ 12.00, up to attained age 100

Cost of Insurance[7] for the Base Policy (No

Special Premium Class Charge or Extra

Ratings8)

¿  Minimum Charge[9]

¿  Maximum Charge[10]

¿  Charge for a Policy insuring a male, issue age 35, in the standard non-nicotine premium class, in Policy year 5 with a Face Amount less than $150,000

	Monthly on the issue date and on each monthly due date[11]	Per $1,000 of Risk Insurance Amount[12] $0.02 $37.12 $0.12	Per $1,000 of Risk Insurance Amount $0.01 $37.12 $0.06

[6]

The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska, and will not exceed $250 in the other states. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit. The actuarial discount may be significant, depending on the death benefit amount being accelerated and the Moody’s Corporate Bond Yield Averages Rate. The amount of the administrative fee and the actuarial discount will be communicated to the Policy owner, who may accept or refuse the offer to accelerate the benefit.

[7]

Cost of insurance charges are based on the insured’s issue age, gender, premium class, the Risk Insurance Amount, the number of months since the issue date, and the amount of the face amount. The cost of insurance rate you pay increases annually with the age of the insured. We currently charge higher cost of insurance rates for Policies with a face amount of less than $150,000. If you reduce your face amount below $150,000 at any time, then the higher rates will apply in most cases. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[8]

Table rating factor charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[9]	The minimum charge is based on a female insured, issue age 3, in the juvenile underwriting class.
[10]

This maximum charge is based on a male insured, at attained age 99, in the nicotine underwriting class, who does not have a table rating factor charge. This maximum charge will be higher for a Policy with a table rating factor charge or a flat extra charge.

[11]	The cost of insurance charge is assessed until the insured attains age 100.
[12]

The Risk Insurance Amount, on the monthly due date, equals the adjusted death benefit, minus the adjusted Contract Value on that date. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective monthly due date and deducting all applicable charges and fees, except the cost of insurance charge.

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Periodic Charges Other Than Portfolio Operating Expenses
Amount Deducted[2]
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge

Table Rating Factor Charge[13]

(Factor multiplied by Cost of Insurance

Charge)

¿  Minimum Charge

¿   Maximum Charge

¿  Charge for an insured in a preferred or standard premium class (not in a Special Premium Class)

	Monthly on the issue date and on each monthly due date	1 5 1	1 5 1
Flat Extra Charge[14] (Per $1,000 of Risk Insurance Amount) ¿ Minimum Charge ¿ Maximum Charge ¿ Charge for an insured in a standard premium class	Monthly on the issue date and on each monthly due date	$0 $1.25 $0	$0 $1.25 $0

Monthly Underwriting and Sales Expense

Charge[15] [16]

(Per $1,000 of original face amount and any

face amount increase)

¿  Minimum Charge[17]

¿  Maximum Charge[18]

¿  Charge for a Policy issued to a male at age 35, in a non-nicotine standard class, during the first year, owner of a qualifying Farmers policy

	Monthly on issue date and on each monthly due date during first 5 Policy years or within 5 years after any increase in face amount	$0.07 $2.21 $0.26	$0.06 $2.21 $0.21

[13]

If the insured is in a special premium class, the cost of insurance charge will be the base rate times the table rating factor charge shown on the Policy specifications page. The table rating factor charge shown in the table may not be representative of the charges you will pay. If the table rating factor charge applies to your Policy, the factor will be shown on the Policy specifications page. You can obtain more information about this charge by contacting your agent.

[14]

A flat extra charge is assessed on Policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to insureds in hazardous occupations, to insureds who participate in hazardous avocations, such as aviation, and to insureds with certain physical impairments. The flat extra charge can range from $0 to $1.25 monthly per $1,000 of Risk Insurance Amount, but the amount of the charge is determined and fixed for any particular Policy unless additional underwriting is performed to reduce or remove the flat extra charge. Any flat extra charge will be shown on the Policy specifications page. If no flat extra charge duration is shown in the Policy specifications page, the flat extra charge applies in all years until the insured’s attained age of 100. The flat extra charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[15]

The monthly underwriting and sales expense charge is a flat charge that is assessed during the first 5 Policy years after issue or after an increase in face amount. The charge is set based on the insured’s age at issue or when the face amount is increased; the rate of the charge will increase with the insured’s age. The monthly underwriting and sales expense charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[16]

We will provide a discount of up to 20% on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy owner, the payor of the Policy or the primary insured on the Policy is an active driver on a Farmers auto policy, or is one of the named insureds under a Farmers homeowner’s or renter’s policy, or owns another life insurance policy issued by us. We refer to this discount as the Monthly Underwriting and Sales Expense Charge discount, or “MUSEC discount.” We may also provide the MUSEC discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. The size of the qualifying policy does not affect the amount of the discount.

[17]	This minimum charge is based on a female insured that is 0 at issue, assuming no subsequent increases in face amount.
[18]	This maximum charge is based on a male insured at age 80.

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Periodic Charges Other Than Portfolio Operating Expenses
		Amount Deducted[2]
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Mortality and Expense Risk Charge (As an annualized percentage of daily net assets in each subaccount)	Daily	0.60%	0.30%
Loan Interest Spread[19]	At the end of each Policy year	4.0%	2.0%
Optional Riders with Periodic Charges:[20]
Accidental Death Benefit Rider[20] (Per $1,000 of rider face amount) ¿ Minimum Charge[21] ¿ Maximum Charge[22] ¿ Charge for an insured at attained age 35	Monthly on the issue date and on each monthly due date	$0.08 $0.56 $0.08	$0.04 $0.51 $0.06
Monthly Disability Benefit Rider20 23 (Per $100 of monthly benefit) ¿ Minimum Charge[24] ¿ Maximum Charge[25] ¿ Charge at the insured’s attained age 35	Monthly on issue date and on each monthly due date	$6 $62 $7	$4 $45 $4.5
Waiver of Deduction Rider20 23 (As a percentage of all other monthly charges) ¿ Minimum Charge[24] ¿ Maximum Charge[25] ¿ Charge at the insured’s attained age 35	Monthly on the issue date and on each monthly due date	6% 60% 7%	4% 45% 4.5%
Children’s Term Insurance Rider (Per $1,000 of rider amount)	Monthly on issue date and on each monthly due date	$0.87	$0.78

[19]

The loan interest spread is the difference between the amount of interest we charge you for a loan (rate not to exceed 6.5%, compounded annually, guaranteed maximum) and the amount of interest we credit to the amount in your loan account (2.5% annually, guaranteed minimum). The maximum loan interest spread is 4% annually of the loan amount. The current loan interest spread is 2.0% annually of the loan amount in Policy years 1 through 15, and 0% in Policy years 16 and over.

[20]

Charges for the accidental death benefit rider, the monthly disability benefit rider, and waiver of deduction rider vary with the age of the insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[21]	The minimum charge is based on a female insured at attained age 11.
[22]

The maximum charge is based on a male insured at attained age 69 whose occupation and/or avocations at issue lead us to believe the insured’s risk of accidental death is roughly triple that of a representative insured.

[23]

The monthly disability benefit rider charge and the waiver of deduction rider charge are dependent on the insured’s attained age and generally increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[24]	The minimum charge is for an insured at attained age 21.
[25]

The maximum charge is for an insured at attained age 56 or older whose medical condition, occupation or avocations at issue lead us to believe the insured’s risk of disability is roughly triple that of a representative insured.

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The following table shows the range of portfolio fees and expenses for the fiscal year ended December 31, 2008. Expenses of the portfolios may be higher or lower in the future. You can obtain more detailed information concerning each portfolio’s fees and expenses in the prospectus for each portfolio.

Range of Annual Operating Expenses for the Portfolios During 20081

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.25%

[1]

The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2008. Current or future expenses may be greater or less than those shown.

Redemption Fees

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a partial surrender or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the portfolio prospectus.

Distribution Costs

For information concerning the compensation paid for the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.

Personalized Illustrations

Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you, free of charge, with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all amounts promised under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the fixed account. The fixed account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The fixed account is part of Farmers’ general account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed

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account’s assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the general account are subject to our general liabilities from business operations.

Money you place in the fixed account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 2.5% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the fixed account for partial surrenders, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The fixed account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the fixed account are for your information and have not been reviewed by the staff of the SEC. However, fixed account disclosure is subject to general applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the variable account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the variable account. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

The variable account is divided into subaccounts, each of which invests in shares of one portfolio of a fund.

Income, gains, and losses credited to, or charged against, a subaccount of the variable account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The variable account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and from other variable life insurance policies supported by the variable account. If the variable account’s assets exceed the required reserves and other liabilities, we may transfer to our general account the excess related to seed capital, as well as earned fees and charges to which we are entitled under the Policy.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

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The Portfolios

Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Policy. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Policy.

An investment in a subaccount, or in any portfolio, including the DWS Money Market VIP, is not insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.

Investment Objectives of the Portfolios

The following table summarizes each portfolio’s investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of the risks, conditions of investing, and fees and expenses of each portfolio in the prospectuses for the portfolios that are attached to this prospectus. You should read the prospectuses for the portfolios carefully.

Portfolio	Investment Objective and Investment Adviser
Dreyfus VIF Developing Leaders Portfolio (Service Class Shares)	Seeks capital growth. Investment adviser is The Dreyfus Corporation. The subadviser is Franklin Portfolio Associates.
DWS Bond VIP (Class A Shares)	Seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc.
DWS Dreman High Return Equity VIP (effective 6-1-09, DWS Strategic Value VIP) (Class A Shares)	Seeks to achieve a high rate of total return. Effective 06-01-09, the Portfolio’s main investment strategy will be: Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Dreman Value Management L.L.C. Effective 06-01-09, Deutsche Investment Management Americas, Inc. will replace Dreman Value Management L.L.C. as the portfolio’s subadviser and will assume all day to day advisory responsibilities for the portfolio.

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Portfolio	Investment Objective and Investment Adviser
DWS Global Opportunities VIP (Class A Shares)	Seeks above-average capital appreciation over the long term. Investment adviser is Deutsche Investment Management Americas Inc.
DWS Government & Agency Securities VIP (Class A Shares)	Seeks high current income consistent with preservation of capital. Investment adviser is Deutsche Investment Management Americas Inc.
DWS High Income VIP (Class A Shares)	Seeks to provide a high level of current income. Investment adviser is Deutsche Investment Management Americas Inc.
DWS International VIP (Class A Shares)	Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Investment adviser is Deutsche Investment Management Americas Inc.
DWS Money Market VIP (Class A Shares)	Seeks maximum current income to the extent consistent with stability of principal. Investment adviser is Deutsche Investment Management Americas Inc.
Fidelity VIP Growth Portfolio (Service Class Shares)	Seeks to achieve capital appreciation. Investment adviser is Fidelity Management & Research Company. The subadvisers are: Fidelity Management and Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited, and FMR Co., Inc.
Fidelity VIP Index 500 Portfolio (Service Class Shares)	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index. Investment adviser is Fidelity Management & Research Company. The subadvisers are Geode Capital Management, LLC and FMR Co., Inc.
Fidelity VIP Mid Cap Portfolio (Service Class Shares)	Seeks long-term growth of capital. Investment adviser is Fidelity Management & Research Company. The subadvisers are: Fidelity Management and Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited, and FMR Co., Inc.
Fidelity VIP Freedom 2005 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers, Inc.
Fidelity VIP Freedom 2010 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers, Inc.
Fidelity VIP Freedom 2015 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers, Inc.
Fidelity VIP Freedom 2020 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers, Inc.
Fidelity VIP Freedom 2025 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers, Inc.
Fidelity VIP Freedom 2030 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers, Inc.

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Portfolio	Investment Objective and Investment Adviser
Fidelity VIP Freedom Income Portfolio	Seeks high total return with a secondary objective of principal preservation. Investment advisor is Strategic Advisers.
Fidelity VIP FundsManager 20% Portfolio	Seeks high current income and, as a secondary objective, capital appreciation. Investment advisor is Strategic Advisers.
Fidelity VIP FundsManager 50% Portfolio	Seeks high total return. Investment advisor is Strategic Advisers.
Fidelity VIP FundsManager 70% Portfolio	Seeks high total return. Investment advisor is Strategic Advisers.
Fidelity VIP FundsManager 85% Portfolio	Seeks high total return. Investment advisor is Strategic Advisers.
Franklin Small Cap Value Securities Fund (Class 2 Shares)	Seeks long-term total return. Investment adviser is Franklin Advisory Services, LLC.
Franklin Small-Mid Cap Growth Securities Fund (Class 2 Shares)	Seeks long-term capital growth. Investment adviser is Franklin Advisers, Inc.
Janus Aspen Balanced Portfolio (Service Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Investment adviser is Janus Capital Management LLC.
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.
PVC SAM Balanced Portfolio (Class 2 Shares)	Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC SAM Conservative Balanced Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.

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Portfolio	Investment Objective and Investment Adviser
PVC SAM Conservative Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. In general, relative to the other portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC SAM Flexible Income Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
PVC SAM Strategic Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. In general, relative to the other portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.
Templeton Global Asset Allocation Fund (Class 2 Shares)	Seeks high total return. Investment adviser is Templeton Investment Counsel, LLC. The subadviser is Franklin Advisers, Inc.
The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)	Seeks to provide capital growth, with current income as a secondary goal. Investment adviser is The Dreyfus Corporation. The subadviser is Mellon Capital Management.

In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a fund’s Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Please read the attached prospectuses for the portfolios to obtain more complete information regarding the portfolios.

16

Selection of the Portfolios

The portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the portfolio’s adviser was an affiliate. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a portfolio no longer satisfies one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Policy owners.

You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

—

Rule 12b-1 Fees. We and/or our affiliate, Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the prospectuses for the portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Policy and certain other variable insurance products that we issue.

—

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the portfolios’ service providers for administrative and other services we perform relating to variable account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.15% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

17

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
Dreyfus	0.25%	Janus	0.25%
Fidelity	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	PVC	0.25%
*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by us.

—

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the portfolios. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Policy owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, we will send voting materials to you. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in that portfolio (as of a date set by the portfolio). The number of votes you have will be calculated separately for each subaccount in which you have an investment.

18

We do not require a minimum number of votes received from Policy owners in order to cast our votes. Instead, if we do not receive your voting instructions, or if we do not receive them within the time allowed to cast your vote, we will vote our portfolio shares attributable to your Policy in proportion to the instructions that we timely receive from all Policy owners who have a voting interest in the portfolio’s shares. Because we do not require a minimum number of votes received, one result of “proportional voting” is that a small number of Policy owners, who choose to timely vote, may control the outcome of a vote.

Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. Under current legal requirements, we may disregard the voting instructions we receive from Policy owners only in certain narrow circumstances prescribed by SEC regulations. In the event we disregard voting instructions from Policy owners, we will send a summary in the next annual report to impacted Policy owners advising them of the actions and the reasons we took such action.

The Policy

Purchasing a Policy

To purchase a Policy, you must send the application and, in most cases, an initial premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your initial premium is allocated to one or more subaccounts of the variable account and/or to the fixed account.

Acceptance of an application is subject to our insurance underwriting. Interest is not credited to your initial premium and any other amounts submitted with the application during the underwriting review process. This is true regardless of whether the application is declined or withdrawn, an offer to insure is not taken, or a Policy issued. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

We determine the minimum face amount (an amount that is used to determine the death benefit) for a Policy based on the attained age of the insured when we issue the Policy. The minimum face amount for the preferred and premier premium classes is $150,000, $75,000 for standard/nicotine premium class insureds age 21-50, and $50,000 for all others. The maximum issue age for insureds in the preferred and premier underwriting classes is age 75; in the juvenile underwriting class is age 20; and in the standard premium classes is age 80. We base the minimum initial premium for your Policy on a number of factors including the age, gender and premium class of the insured and the face amount. We currently require a minimum initial premium as shown on your Policy specifications page.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability

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periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Temporary Insurance Coverage. If the primary proposed insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed insured and children to be covered under a Children’s Term Insurance Rider with temporary insurance coverage in the amount applied for (excluding any riders and supplemental benefits) or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

—	The date insurance coverage under the Policy becomes effective;
—

The date you receive notice that either the temporary insurance coverage or the application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

—	The date Farmers receives your signed request to cancel.

Insurance Coverage Under the Policy. If we issue the Policy as applied for, insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, insurance coverage under the Policy will take effect either upon the completion of all underwriting and owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Insurance coverage under the Policy will not begin before the issue date printed in the Policy, if issued.

Generally, we will issue the Policy if we determine that the insured meets our underwriting requirements, we accept the original application, and we receive the owner’s payment. On the issue date, we will allocate your premium(s) (after subtracting the premium expense charge and the monthly deductions for the first month) to the fixed account until the reallocation date.

Backdating. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the record date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, monthly deductions, including cost of insurance charges and underwriting and sales expense charges, will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the record date as though insurance coverage under the Policy is in effect during this period, even though such coverage does not in fact begin until the record date (or a few days prior to the record date in some cases).

Canceling a Policy (Right-to-Examine Period)

You may cancel a Policy during the “right-to-examine period” by returning it with a signed request for cancellation to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the right-to-examine period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of the sum of all premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy, which must be sent along with a signed request for cancellation to our Home Office.

Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the right-to-examine period lasts for 30 days from the date you receive the Policy. You may cancel the

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Policy at any time during the right-to-examine period by returning it with a signed request for cancellation to our Home Office.

During the 30-day right-to-examine period (plus 10 days), we will place your premium in the fixed account, unless you specifically direct that we allocate your premium to the subaccounts and fixed account you selected on the application. We will credit your premium(s) placed in the fixed account with interest at the current fixed account interest rate. If your premium is placed solely in the fixed account, we will refund to you all premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office.

If you have directed that your premium be invested in the subaccounts, rather than the fixed account, during the right-to-examine period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office. Any amounts refunded will reflect the investment performance of the subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the right-to-examine period has expired, we will impose a surrender charge on the transaction.

Other Policies

We offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels than this Policy. For more information about the other policies, please contact our Home Office or your agent.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the ownership rights and privileges described in the Policy. The insured is the owner unless the application specifies a different person (another natural person or entity) as the owner or a new owner or co-owner is named by the owner. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the insured. The owner may designate the beneficiary (the person to receive the Death Benefit Amount Payable when the insured dies) in the application.

Changing the Owner

—	You may change the owner by providing a written request to us at any time while the insured is alive, subject to any existing assignments of your Policy.
—	The change takes effect on the date that the written request is signed.
—	We are not liable for any actions we may have taken before we received the written request.
—	Changing the owner does not automatically change the beneficiary.

Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.

Selecting and Changing the Beneficiary

—	If you designate more than one beneficiary, then each beneficiary shares equally in any Death Benefit Amount Payable unless the beneficiary designation states otherwise.
—	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
—	If both the beneficiary and contingent beneficiary die before the insured, then we will pay the Death Benefit Amount Payable to the owner or the owner’s estate once the insured dies.
—

You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the insured’s death, then the Death Benefit Amount Payable will be paid as if the beneficiary had died first.

—	You can change the beneficiary by providing us with a written request while the insured is living.

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—	The change in beneficiary is effective as of the date you sign the written request.
—	We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy – Collateral Assignment

—	You may assign Policy rights while the insured is alive.
—	The owner retains any ownership rights that are not assigned.
—	The assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
—	Claims under any assignment are subject to proof of interest and the extent of the assignment.
—	We are not:

¡ bound by any assignment unless we receive and record a written notice of the assignment.

¡ responsible for the validity of any assignment.

¡ liable for any payment we made before we received written notice of the assignment.

Assigning the Policy may have tax consequences. See the “Federal Tax Considerations” section.

Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy to:

—

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

—	assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
—	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

—	the maturity date (insured’s attained age 121);
—	the date the insured dies;
—	the end of the grace period without a sufficient payment; or
—	the date you surrender the Policy in full.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

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Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the record date), we will require you to pay the minimum premium indicated on your Policy specifications page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center or to your agent. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums once the insured reaches attained age 100.

We deduct a premium expense charge from each premium payment, after which the remainder of the premium payment is allocated to the subaccounts and the fixed account based on your current allocation percentages for premium payments (initial premiums are assessed the premium expense charge and the remainder of the premium is allocated to the fixed account until the reallocation date). We retain the premium expense charge to compensate us for certain expenses such as premium taxes and selling expenses.

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned premium schedule that allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount and frequency of your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you pay your planned premiums on schedule, your Policy will lapse unless your Cash Surrender Value is positive or your Policy passes the Grace Exemption Test. See the “Policy Risks – Risk of Lapse” and the “Policy Lapse and Reinstatement – Lapse” sections.

Electronic Payments and Billing. If you authorize electronic payment of your premiums from your bank account, the total amount of premiums being debited, must be at least $25 per month. If you request to be billed for your planned premiums, the total amount billed must be at least $300 per year. You can be billed on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches attained age 121), or the date when either (1) the insured dies, or (2) the Policy lapses, or (3) we receive your signed request to surrender the Policy in full.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the owner and give an explanation of the issue by sending a letter to the owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or

b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess premium in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

Paying the minimum premium is one way to reduce the risk that your Policy will lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay premiums at least as large as the

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current minimum premium. However, paying the minimum premiums for the Policy will not necessarily keep your Policy in force.

It is likely that you will be required to pay additional premiums in order to keep your Policy in force until maturity.

For a full discussion on the conditions that will cause the Policy to enter the grace period, please see the “Policy Lapse and Reinstatement -Lapse” section of this prospectus.

The initial minimum premium is shown on your Policy specifications page. The minimum premium depends on a number of factors including the age, gender, and premium class of the proposed insured, and the face amount.

The minimum premium will change if:

—	you increase or decrease the face amount;
—	you change the death benefit option;
—	you change or add a rider;
—	you take a partial surrender when you have elected the level death benefit option (Option B); or
—	the insured’s premium class changes (for example, from nicotine to non-nicotine, or from substandard to standard).

Your Policy can lapse before maturity, depending on the amount of premiums you pay, whether you take loans and partial surrenders or increase the face amount of your Policy, if the investment results of the subaccounts in which you invest your Contract Value are unfavorable, or whether your current insurance charge increases. Your agent can provide you with a personalized illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain issue ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy, so long as you do not take a loan or partial surrender or increase the face amount of your Policy. This is not true for all ages, classes, and investment results, however. So we encourage you to ask your agent for a personalized illustration to help you decide what level of premium payments to pay in your particular circumstances.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and to the fixed account according to the following rules.

—	You must put at least 1% of each premium in any subaccount you select or the fixed account.
—	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the subaccounts or the fixed account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by applicable Policy fees and charges. You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the subaccounts you have chosen.

On the issue date, we will allocate your premium(s) received, minus the premium expense charge, minus the monthly deduction(s), to the fixed account unless your state requires that we immediately allocate your

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premium to the subaccounts. We also allocate any premiums we receive from the issue date to the reallocation date (the record date, plus the number of days in your state’s right to examine period, plus 10 days) to the fixed account. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. On the reallocation date, we will reallocate the Contract Value in the fixed account to the subaccounts (at the unit value next determined) in accordance with the allocation percentages provided in the application.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all premiums paid after the reallocation date on the Business Day they are received in our Service Center. We credit these premiums to the subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Your Contract Value:

—

varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, partial surrenders and Policy loans);

—	serves as the starting point for calculating values under a Policy;
—	equals the sum of all values in each subaccount, the loan account (the loan account value), and the fixed account (the fixed account value);
—	is determined on the issue date and on each Business Day;
—	on the issue date, equals the initial premium received, minus the premium expense charge, and minus the monthly deductions; and
—	has no guaranteed minimum amount and may be more or less than premiums paid.

Subaccount Value

Each subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each subaccount by multiplying the number of units that your Policy has in the subaccount by the accumulation unit value of that subaccount at the end of the Business Day.

The number of units in any subaccount on any Business Day equals:

—	the number of units you had in any subaccount at the end of the preceding Business Day; plus
—	units purchased with additional premiums since the preceding Business Day and allocated to the subaccounts, net of the premium expense charge; plus
—	units purchased via transfers from another subaccount, the fixed account, or loan account, to the subaccount since the preceding Business Day; minus
—	units redeemed as part of a transfer to another subaccount, the fixed account, or the loan account, plus units redeemed to cover any associated transfer fees since the preceding Business Day; minus
—	units redeemed to pay partial surrenders and partial surrender fees assessed against the subaccount since the preceding Business Day; minus
—	units redeemed to pay for the pro-rata share of the monthly deductions on the Business Day on or after the monthly due date.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or partial surrender, by the unit value for that subaccount at the end of the Business Day for that transaction.

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Subaccount Unit Value

The accumulation unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Business Day to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the issue date, the fixed account value is equal to the initial premium paid, less the premium expense charge, less the first monthly deduction. Any subsequent premium payments that are received by us prior to the Reallocation Date, minus the premium expense charge, will also be allocated to the fixed account.

The fixed account value on any Business Day after the issue date equals:

—	the fixed account value on the preceding Business Day plus interest from the preceding Business Day to the current Business Day; plus
—

the portion of the premium(s), minus the premium expense charge, allocated to the fixed account since the preceding Business Day, plus interest from the date such premium(s) were received to the current Business Day; plus

—

any amounts transferred to the fixed account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

—

the amount of any transfer from the fixed account to the subaccounts and the loan account, and any associated transfer fees, since the preceding Business Day, plus interest on each transferred amount and transfer fees from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

—

the amount of any partial surrenders and any applicable partial surrender fees deducted from the fixed account since the preceding Business Day, plus interest on those surrendered amounts from the effective date of each partial surrender since the preceding Business Day to the current Business Day; minus

—	the amount equal to a pro-rata share of the monthly deduction on the Business Day on or after each monthly due date, for the month beginning on that monthly due date.

Your Policy’s guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Policy.

Loan Account Value

The loan account value on any Business Day after the issue date equals:

—	the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
—	any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus
—

the amount of any transfer from the loan account to the subaccounts and the fixed account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the fixed account and subaccounts to the loan account on a pro-rata basis, if sufficient funds are available for transfer. Unpaid interest becomes part of the outstanding loan amount and accrues interest daily.

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Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:

—	the death benefit, surrender and loan benefits under the Policy, and the benefits provided by riders.
—	investment options, including premium allocations.
—	administration of elective options.
—	the distribution of reports to owners.

Costs and expenses we incur:

—	costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
—	overhead and other expenses for providing services and benefits.
—	sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
—	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:

—	that the cost of insurance charges we deduct are insufficient to meet our actual claims because insureds die sooner than we anticipate.
—	that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, and before we allocate the net premium payment to the subaccounts and/or the fixed account, we deduct a premium expense charge currently equal to 7% of the premium payment for premiums paid in Policy years 1-10 and 3% of the premium payment for premiums paid in Policy years 11+. The premium expense charge will never exceed 7% of the premium payment. We determine the amount that we will allocate to the subaccounts and the fixed account according to your instructions. For Policy years 1 through 10, the 7% of each premium that we retain is the sum of 4.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. For Policy years 11 and over, the 3% of each premium that we retain is the sum of 0.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The 2.2% estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.2%, the difference between the actual rate and the 2.2% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

Monthly Deduction

We take a monthly deduction from the Contract Value on the issue date and on the Business Day on or after each subsequent monthly due date (the same day of each succeeding month as the issue date). We will make deductions by canceling units in each subaccount and withdrawing funds from the fixed account. We will take the monthly deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion

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that the value in each subaccount and the fixed account bears to the sum of all subaccounts and the fixed account on the monthly due date). Because portions of the monthly deduction can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction is equal to:

—	The monthly administration charge; plus

—	The cost of insurance charge for the Policy; plus

—	The monthly underwriting and sales expense charge, if any; plus

—	The risk charges of any attached riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $12.00. We may increase or decrease this charge but it is guaranteed never to be higher than $12.00.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the face amount, the Contract Value, the insured’s issue age, gender, and premium class, and the number of months since the issue date) that will cause it to vary from Policy to Policy and from month to month.

The cost of insurance charge is equal to Risk of Insurance Amount divided by 1,000, then multiplied by the number produced from the following:

1.	the monthly cost of insurance rate per $1,000; times
2.	the table rating factor charge for your Policy, if any, as shown on your Policy’s specifications page; plus
3.	the flat extra charge for your Policy, if any, as shown on your Policy’s specifications page.

The guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A (or on your Policy specifications page), except that a different table of guaranteed maximum monthly cost of insurance rate per $1,000 may apply to increases in face amount that are issued with a premium class different from that shown on your Policy specifications page.

The table rating factor charge is a factor by which the cost of insurance rate may be multiplied if this Policy is in a special premium class. This factor is applied to both current and guaranteed cost of insurance rates. This factor is deducted as part of the cost of insurance charge and compensates us for additional costs associated with policies in a special premium class. If applicable to you, your Policy specifications page will show you the amount of this factor.

The flat extra charge is an extra amount that may be added to the cost of insurance charge if your Policy is in a special premium class. The flat extra charge is a rate per $1,000 of Risk Insurance Amount per month. This charge, if any, will be shown on your Policy’s specifications page. This charge compensates us for additional costs we anticipate from Policies in a special premium class.

The Risk Insurance Amount on the monthly due date is:

1.	the adjusted death benefit; minus
2.	the adjusted Contract Value on that date.

The adjusted death benefit and the adjusted Contract Value are what the death benefit and the Contract Value would be on that date if the cost of insurance charge for this Policy was zero. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective monthly due date and deducting all applicable charges and fees, except the cost of insurance charge.

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The Risk Insurance Amount may increase or decrease each month depending on investment experience of the portfolios in which you are invested, the payment of additional premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial surrenders, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates are based on the insured’s age, gender, premium class of the insured, the Risk Insurance Amount, the number of months since the issue date, and the amount of the face amount. The cost of insurance rates are generally higher for male insureds than for female insureds of the same age and premium class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. Sample rates are shown in Appendix A.

The premium class of the insured will affect the cost of insurance rates. We currently place insureds into premier, preferred and standard premium classes and into special premium classes involving higher mortality risks. The cost of insurance rates for insureds in special premium classes involving higher mortality risks are multiples of the standard rates. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a table rating factor charge shown on your Policy specifications page.

We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. If you request and we approve an increase in your Policy’s face amount, then a different premium class (and a different cost of insurance rate) may apply to the increase, based on the insured’s age and circumstances at the time of the increase.

The Policies are based on 2001 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and premium class. We also offer Policies based on unisex mortality tables if required by state law.

We currently charge cost of insurance rates that are higher for Policies having a face amount less than $150,000. If you reduce your face amount below $150,000 at any time, then the higher rates will apply in most cases.

Monthly Underwriting and Sales Expense Charge. We deduct this charge each month during the first 5 Policy years after the issue date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 5 Policy years each time you choose to increase the face amount after the issue date. The rate for this charge depends upon the insured’s age at issue or at the time of any increase in face amount. The charge is calculated by multiplying the rate for this charge by the amount of face amount issued or by the amount by which the face amount is increased above the face amount immediately prior to the current increase. The underwriting and sales expense charge is not imposed on any increases in face amount that are due to a change in death benefit option. The monthly underwriting and sales expense charge will not be reduced as a result of a reduction in the face amount.

The amount of the monthly underwriting and sales expense charge is computed on the issue date, or on the monthly due date for increases in face amount, as follows:

1.	Find the appropriate annualized monthly underwriting and sales expense charge per $1,000 for the insured’s issue age in Appendix B; then
2.	Multiply this charge per $1,000 by the original face amount; then
3.	Divide the result by 1,000; and then
4.	Divide the result by 12.

If you choose to increase the face amount after the issue date, we will assess an additional monthly underwriting and sales expense charge for 5 years after the increase takes effect. The additional charge will be assessed only on the amount of the increase in face amount, using the charge applicable to the insured’s attained

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age at the time of the increase. The additional charge will be calculated by following the four steps outlined above.

—

Monthly Underwriting and Sales Expense Charge discount (“MUSEC discount”). We will provide a discount of up to 20% on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy owner, the payor of the Policy or the primary insured on the Policy is an active driver on a Farmers auto policy, or is one of the named insureds under a Farmers homeowner’s or renter’s policy, or owns another life insurance policy issued by us. We may also provide the discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. The size of the qualifying policy does not affect the amount of the discount. The applicable MUSEC discount for a qualifying policy is shown in Appendix B.

Rider Charges. The monthly deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. If you add one or more of the following riders to your Policy, your monthly deduction will include the corresponding rider charges:

—	Accidental Death Benefit Rider
—	Children’s Term Insurance Rider
—	Waiver of Deduction Rider
—	Monthly Disability Benefit Rider

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

—	your Contract Value in each subaccount; multiplied by
—	the daily portion of the annual mortality and expense risk charge rate, which is currently 0.30%.
—	We reserve the right, at our discretion, to increase the annual mortality and expense risk charge rate to no more than 0.60%.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a surrender charge if, during the first nine Policy Years, or within nine years following any increase in face amount, you fully surrender the Policy. In the case of a full surrender, we pay you the Contract Value, less any surrender charge, less any monthly deduction due and unpaid, and less any outstanding loan amount (including any interest you owe). The payment you receive is called the Cash Surrender Value.

The surrender charge may be significant. You should carefully calculate this charge before you request a full surrender. Under some circumstances the level of surrender charges might result in no Cash Surrender Value available if you surrender your Policy during the period when surrender charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay premiums equal to or not much higher than the minimum premium shown in your Policy, or
2.	investment performance is too low.

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The surrender charge is equal to the sum of:

1.	the surrender charge for the face amount on the issue date; plus
2.	the surrender charge for each increase in face amount.

To calculate the surrender charge for the face amount on the issue date, (i) locate the appropriate surrender charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the insured’s issue age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the face amount on the issue date and divide the result by 1,000.

To calculate the Surrender Charge for increases in face amount that are issued with the same premium class as that shown on your Policy specifications page, (i) locate the appropriate surrender charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the insured’s attained age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in face amount and divide the result by 1,000.

For increases in face amount that are issued with a premium class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see Appendix C of this prospectus for an exhaustive list of surrender charge factor tables. The applicable surrender charge factor varies by issue age, gender, nicotine use, and number of full Policy years since the issue date.

An example of calculating the surrender charge follows:

This example is for a Policy issued to a male insured, in the standard non-nicotine premium class. The face amount is $150,000 and the issue age is 32. The surrender charge in Policy year 1 will be $1,300.50 ($150,000 multiplied by the surrender charge factor (8.67) divided by 1,000).

Partial Surrender Processing Fee. Upon partial surrender, we deduct a partial surrender processing fee equal to the lesser of 2% of the amount of the partial surrender or $25. The partial surrender processing fee will be deducted from the subaccounts and the fixed account on a pro-rata basis, or on different basis if you so request.

Transfer Charge

—	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
—	We charge $25 for each additional transfer. We will not increase this charge.
—	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.
—	We deduct the transfer charge from the subaccounts and fixed account on a pro-rata basis, or on a different basis if you so request.
—	Transfers we effect on the reallocation date, and transfers due to loans, dollar cost averaging, and death benefit processing do not count as transfers for the purpose of assessing this charge.

Loan Charges

—

For years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For years 16 and beyond, we will charge you loan interest at a rate 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

—	Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier.
—	Unpaid interest becomes part of the outstanding loan amount and accrues interest daily.
—	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

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Portfolio Management Fees and Expenses

Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2008, total annual portfolio fees and charges for the portfolios offered through this Policy ranged from 0.20% to 1.25% of average daily portfolio assets. See the prospectuses for the portfolios for more information.

Redemption Fees. A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a partial surrender or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

Other Charges

—	We may charge a fee not to exceed $25 for each additional annual report you request. We currently charge $0 for each additional annual report you request.
—	Any riders attached to the Policy will have their own charges. See the Fee Table for more information.

Death Benefit

Death Benefit Amount Payable

As long as the Policy is in force, we will pay the Death Benefit Amount Payable once we receive satisfactory proof of the insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Amount Payable to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the Death Benefit Amount Payable to the owner or the owner’s estate. We will pay the Death Benefit Amount Payable as a lump sum into an interest paying checking account, unless otherwise requested. For more information, see the “Additional Information – Payment Options” section in the SAI.

Death Benefit Amount Payable equals:

—	the death benefit (described below) in effect as of the date of the insured’s death; minus
—	any monthly deductions due and unpaid at the date of the insured’s death; minus
—	any outstanding loan amount you owe on the Policy loan(s); plus
—	the amounts to be paid under the terms of any riders you added to the Policy.

If all or a part of the Death Benefit Amount Payable is paid in one lump sum and the amount is at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary’s name. We will provide the beneficiary with a checkbook to access these funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the Death Benefit Amount Payable at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Amount Payable under certain circumstances. See the “Our Right to Contest the Policy,” the “Suicide Exclusion,” and the “Misstatement of Age or Gender” sections in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the insured. We call this the “face amount” of insurance. You also choose whether the death benefit we

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will pay is Option A (variable death benefit through attained age 99), or Option B (level death benefit through attained age 99). For attained ages 100 though 120, the death benefit equals the Contract Value.

You may change the death benefit option after the first Policy year if you send us a signed request for a Policy change, and, if you change from Option A to Option B, you send evidence of insurability satisfactory to us at the Service Center. A change in death benefit option may have tax consequences.

The variable death benefit under Option A is the greater of:

—	your Policy’s face amount, plus your Contract Value on the date of the insured’s death; or
—	your Contract Value on the date of the insured’s death multiplied by the applicable death benefit percentage.

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:

—	your Policy’s face amount on the date of the insured’s death; or
—	your Contract Value on the date of the insured’s death multiplied by the applicable death benefit percentage.

Under Option B, your death benefit generally equals the face amount and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the insured person’s attained age. For example, the death benefit percentage is 250% for an insured at age 40 or under, and it declines for older insureds. The following table indicates the applicable death benefit percentages for different attained ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 to and above	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the insured’s attained age is under 40, that there have been no decreases in the face amount, and that there are no outstanding loans. Under Option A, a Policy with a face amount of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the face amount plus Contract Value

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($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the insured’s attained age is under 40, there have been no partial surrenders or decreases in face amount, and that there are no outstanding loans. Under Option B, a Policy with a $100,000 face amount will generally have a $100,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $40,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the face amount of $100,000. Each additional dollar added to the Contract Value above $40,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $40,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

After the first Policy year, you may change death benefit options or increase or decrease the face amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and face amount during the same Policy year, unless done simultaneously). Surrender charges may apply. You may not decrease the face amount below the minimum face amount shown on your Policy specifications page.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See the “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge” section.) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the insured’s age. Changing the death benefit option may have tax consequences. You should consult a qualified tax adviser before changing the death benefit option.

After any reduction in face amount or change in death benefit option, the monthly underwriting and sales expense charge and the surrender charge for the Policy will continue to be based on the same face amount on which they were based immediately before the change and on any subsequent requested increase in face amount.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Partial Surrenders on the Death Benefit

If you have selected the variable death benefit (Option A), a partial surrender will not affect the face amount. But if you have selected the level death benefit (Option B), a partial surrender will reduce the face amount by the amount of the partial surrender (not including the processing fee). The reduction in face amount will be subject to the terms of the “Changing the Face Amount” section below.

Changing the Face Amount

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the insured. We call this the face amount. After the first Policy year, you may change the face amount subject to the conditions described below. You may change the face amount or the death benefit option once each Policy year, but you may not change both the face amount and the death benefit option during the same Policy

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year unless done simultaneously. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the face amount could increase the death benefit. Decreasing the face amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the face amount prior to the change. Changing the face amount could affect the subsequent level of death benefit we pay and your Contract Value. An increase in the face amount may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the face amount may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the face amount may have other tax consequences. You should consult a qualified tax adviser before changing the face amount.

Increases

—

You may increase the face amount by submitting a signed, written request and providing evidence of insurability satisfactory to us. The increase will be effective on the monthly due date following our approval of your request. We can deny your request for reasons including, but not limited to, the following:

¡	We do not wish to increase the death benefits due to the insured’s health, occupation, avocations, or any factor that we believe has a bearing on the insured’s risk of death.
¡	We conclude the insured has an excessive amount of insurance coverage.
¡	We conclude the owner no longer has an insurable interest in the insured.

—	You can increase the face amount at any time after the first Policy year and before the insured’s attained age 81.
—	The minimum increase is $10,000.
—

An additional monthly underwriting and sales expense charge will be imposed each month during the 60 months following each increase in face amount. We assess this charge on the amount of the increase in face amount. See the “Charges and Deductions – Monthly Deductions – Monthly Underwriting and Sales Expense Charge” section of this prospectus for an explanation of how this charge is calculated.

—	An additional surrender charge will be imposed on full surrenders occurring within 9 years of each increase in face amount.
—	Increasing the face amount will increase your Policy’s minimum premium.

Decreases

—	You may decrease the face amount, but not below the minimum face amount shown on your Policy specifications page.
—	You must submit a signed, written request to decrease the face amount. Evidence of insurability is not required.
—	Any decrease will be effective on the monthly due date following our approval of your request.
—	Any decrease will first be used to reduce:

1.	the most recent increase; then
2.	the next most recent increases in succession; and then
3.	the face amount on the issue date.

—	A reduction in face amount will not reduce any monthly underwriting and sales expense charges or surrender charges on the Policy.

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—

A decrease in face amount may require that a portion of a Policy’s Cash Surrender Value be distributed as a partial surrender in order to maintain federal tax compliance. Decreasing the face amount may also cause your Policy to become a Modified Endowment Policy, or “MEC,” under federal tax law and receive less favorable tax treatment than other life insurance policies. See the “Federal Tax Considerations – Tax Treatment of Policy Benefits – Modified Endowment Contracts” section.

—	Decreasing the face amount will reduce your Policy’s minimum premium.
—

Decreasing the face amount may increase the rates we charge you for the cost of insurance. Except for juvenile policies, we currently charge higher rates if the face amount is below $150,000 than if it is at least $150,000.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the variable account. For a discussion of the settlement options described in your Policy, see the SAI.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. The charge for these benefits, if any, may be deducted from your Policy’s Contract Value as part of the monthly deduction. See the “Fee Table” in this prospectus. The riders available with this Policy provide fixed benefits that do not vary with the investment experience of the variable account.

—	Accelerated Benefit Rider for Terminal Illness— accelerated payment of a portion of the death benefit in the event the insured develops a terminal illness.
—	Accidental Death Benefit Rider— payment of an accidental death benefit if the insured’s death was caused by accidental bodily injury.
—	Automatic Increase Benefit— automatic increases in face amount.
—	Children’s Term Insurance Rider— term insurance on the insured’s dependent children.
—	Waiver of Deduction Rider— waiver of monthly deductions due to the insured’s total disability.
—	Monthly Disability Benefit Rider— monthly disability benefit to the fixed account if the insured is totally disabled.

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax adviser to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

Full and Partial Surrenders

Full Surrender

You may make a written request to fully surrender your Policy for its Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, unless you specify a later Business Day in your request. Please send your written request to the Service Center. The Cash Surrender Value is the amount we pay when you fully surrender your Policy while it is in force.

The Cash Surrender Value on any Business Day equals:

—	the Contract Value as of such date; minus
—	any surrender charge as of such date; minus
—	any monthly deductions due and unpaid as of such date; minus
—	any outstanding loan amount (including interest you owe) as of such date.

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Full Surrender Conditions:

—	You must make your surrender request in writing.
—	Your written surrender request must contain your signature.
—	Send your written request to the Service Center.
—

The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the end of the Business Day on which we receive your written request and your Policy.

—	You will incur a surrender charge if you surrender the Policy during the first nine Policy years or within nine years after any increase in the face amount. See the “Charges and Deductions” section.
—	Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
—	We will pay you the Cash Surrender Value in a lump sum usually within seven calendar days unless you request other arrangements.

We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See the “Federal Tax Considerations” section.

Partial Surrenders

After the first Policy year, you may request a partial surrender of a portion of your Cash Surrender Value, subject to certain conditions. Partial surrenders may have tax consequences. See the “Federal Tax Considerations” section.

Partial Surrender Conditions:

—	You must make your partial surrender request in writing.
—	Your written partial surrender request must contain your signature.
—	Send your written request to the Service Center.
—	You may make only one partial surrender each calendar quarter.
—	You partial surrender request must be at least $500.
—	You cannot withdraw more than 75% of the Cash Surrender Value without surrendering the Policy.
—

You can specify the subaccount(s) and fixed account from which to make the partial surrender, otherwise we will deduct the amount from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account). No portion of the loan account may be withdrawn.

—

We will price complete partial surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session. If we receive your complete partial surrender request after the close of regular trading on the NYSE, we will price your partial surrender request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

—	We will reduce your Contract Value by the amount of the partial surrender you requested plus any processing fee.
—	We generally will pay a partial surrender request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Surrenders. Whenever you take a partial surrender, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the subaccounts and the fixed account equal to the lesser of $25 or 2% of the amount withdrawn.

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If the level death benefit (Option B) is in effect at the time of a partial surrender, we will reduce the face amount by the amount of the partial surrender (but not by the processing fee). See the “Death Benefit – Changing the Face Amount – Decreases” section. We will not allow any partial surrender to reduce the face amount below the minimum face amount set forth in your Policy specifications page.

Income taxes, tax penalties and certain restrictions may apply to any full surrender or partial surrenders you make.

When We Will Make Payments

We usually pay the amounts of any full surrender, partial surrender, Death Benefit Amount Payable, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

—	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
—	the SEC permits, by an order, the postponement for the protection of Policy owners; or
—	the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a full surrender, a partial surrender, Death Benefit Amount Payable, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy owner’s account and thereby refuse to pay any request for transfers, partial surrenders, a full surrender, loans, or death benefits. We may also be required to provide additional information about you, the insured, your beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any full surrender, partial surrender, Death Benefit Amount Payable, loans, or settlement options from the fixed account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the subaccounts or from the fixed account, subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Business Day when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

—	You may make an unlimited number of transfers in a Policy year from and among the subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).
—	You may only make one transfer each Policy year from the fixed account (unless you choose dollar cost averaging).
—	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.
—	For subaccount transfers, you must transfer at least the lesser of $250, or the total value in the subaccount.
—

For fixed account transfers, you may not transfer more than 25% of the value in the fixed account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

—

We charge $25 for the 13th and each additional transfer during a Policy year, and unless you instruct us otherwise we deduct the transfer charge from the subaccounts and fixed account on a pro-rata basis. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the reallocation date,

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and transfers resulting from loans, dollar cost averaging, and death benefit processing are not treated as transfers for the purpose of assessing the transfer charge.
—	We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.
—

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. However, you may not authorize a registered representative or an agent to transact transfers on your behalf. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

—	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
—	We will employ reasonable procedures to confirm that telephone instructions are genuine.
—

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

—	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Business Day. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular

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trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy owners, for the underlying portfolios, and for other persons who have material rights under the Policy, such as insureds and beneficiaries. These risks and harmful effects include:

—

dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

—	reduced investment performance due to adverse effects on portfolio management by:
¡	impeding a portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay partial surrenders or transfers out of the underlying portfolio; and
—	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy owners invested in those subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted internal policies and procedures intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these internal policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you

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to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

—	transfers in excess of $250,000 per Policy, per day; and
—	transfers into or out of the following subaccounts in excess of $50,000 per Policy, per day:
¡	DWS Global Opportunities VIP;
¡	DWS International VIP;
¡	Templeton Global Asset Allocation Fund; and
¡	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged).

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

—	terminate all telephone, website, email or fax transfer privileges;
—	limit the total number of transfers;
—	place further limits on the dollar amount that may be transferred;
—	require a minimum period of time between transfers; or
—	refuse transfer requests from intermediaries acting on behalf of you.

As a result of our ability to impose these restrictions to discourage market timing and other forms of Disruptive Trading, some Policy owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio’s operations, or (2) if an underlying portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Policy owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Policy owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

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Under our current policies and procedures, we do not:

—	impose redemption fees on transfers;
—	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or
—	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the underlying portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy owners.

Underlying Portfolio Frequent Trading Policies. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

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Automatic Asset Rebalancing Program

Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the subaccounts each quarter to reflect your most recent instructions for allocating premiums. The Automatic Asset Rebalancing Program may not be used to transfer amounts into and out of the fixed account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI.

Dollar Cost Averaging Program

Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers.

You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month on your monthly due date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total fixed account value must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account under this program must be at least $100. If on any transfer date the amount remaining in the fixed account is less than the amount designated to be transferred, the entire balance will be transferred out of the fixed account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See the “Federal Tax Considerations” section.

Loan Conditions:

—

You may take a loan against the Policy for amounts up to the Cash Surrender Value, minus loan interest you would have to pay by the next Policy anniversary, and minus three monthly deductions, or the number of monthly deductions due prior to the next Policy anniversary, if fewer.

—

To secure the loan, we transfer an amount equal to the loan from the subaccounts and fixed account to the loan account, which is a part of our general account. If your loan request does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

—	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account.
—

We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See the “Full and Partial Surrenders – When We Will Make Payments” section.

—

We charge you interest on your loan. The loan interest rate for Policy years 1 through 15 is 4.5% per year, compounded annually. The loan interest rate for Policy years 16 and beyond is 2.5% per year, compounded annually. This loan interest rate is guaranteed never to exceed 6.5% per year, compounded annually. Interest accrues daily and is due and payable at the end of each Policy year, or on the date of any loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan amount and accrues interest daily.

—

You may repay all or part of your outstanding loan amount at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayment” or they will be credited as premiums.

—	Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or subaccounts according to your current premium allocation instructions.

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—	We deduct any outstanding loan amount (including any interest you owe), from the Cash Surrender Value and from the Death Benefit on the insured’s death.
—

Unpaid loan amounts (including any interest you owe) will reduce the Cash Surrender Value and possibly cause your Policy to fail the Grace Premium Test, which may result in the Policy entering the 61-day grace period. See “Policy Lapse and Reinstatement”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any outstanding loan amount (including any interest you owe the loans) from the proceeds payable upon the death of the insured and from the Cash Surrender Value. Repaying the loan causes the Death Benefit Amount Payable and Cash Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your outstanding loan amount (including any interest you owe on the loans) is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will lapse without value, insurance coverage will no longer be in effect, and you will receive no benefits.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the outstanding loan amount in the loan account. The amount in the loan account is not affected by the variable account’s investment performance and may not be credited with the same interest rates currently accruing on the fixed account. Amounts transferred from the variable account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.

Tax Risks. The federal tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or a partial surrender at any time in the future, and/or you intend to keep the Policy in force after the insured reaches age 100. You should consult a qualified tax adviser before taking out a Policy loan.

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Policy Lapse and Reinstatement

Lapse

The following flow chart shows the process used to determine if the Policy will enter the 61-day grace period:

** These two conditions make up the Grace Exemption Test. If the answer to both questions is “Yes,” then the Grace Exemption Test is passed.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. We will mail the notice at least 61 days before the end of the grace period. The notice will specify the minimum payment that you must pay to prevent your Policy from lapsing and the final date by which we must receive the payment at the Service Center in order to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

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It is possible that we may require you to pay an additional premium (over and above the premium specified in the lapse notice) if the investment performance of your Policy is unfavorable during the grace period.

In order to prevent your Policy from lapsing, the premium payment you pay must be large enough to cause either one of the following conditions:

Condition One: After deducting the monthly deduction due on the first two monthly due dates following the first day of the grace period, the Cash Surrender Value would be positive.

Condition Two: The Policy passes the Grace Premium Test after two more minimum premiums are added to the cumulative minimum premiums following the first date of the grace period

Reinstatement

We will consider reinstating a lapsed Policy within three years, unless otherwise required by state law, after the Policy enters a grace period that ends with a lapse (and prior to the maturity date).

If your Policy has lapsed, you must do the following to reinstate the Policy:

—	complete a reinstatement application;
—	meet both Condition One and Two below.

Condition One: You must pay sufficient premium payments so that the Policy has a positive Cash Surrender Value after deducting all monthly deductions due from the first day of the grace period to the effective date of the reinstatement of the Policy, plus pay for the monthly deductions on the three due dates following reinstatement; and

Condition Two: You must pay sufficient premium payments so that the Grace Exemption Test (described in the diagram above) is passed as of the effective date of the reinstatement of the Policy, plus pay an additional three minimum premium payments.

You must also provide evidence of insurability to demonstrate:

—	that there has been no material change in the health of the insured since the issue date; and
—	that there has been no material change in the health of any natural persons covered under any riders attached to this Policy since that rider’s issue date.

We will not reinstate any indebtedness unless required by state law.

We will not consider your request for reinstatement unless you have made sufficient premium payments and provided the requested evidence of insurability. Until we have received all required premiums and evidence of insurability, we will hold your premiums in the Reinstatement Suspense Account without interest. If your reinstatement premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain lapsed until you send in the required items and we approve your application. After we have held your reinstatement premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Cash Surrender Value or that had an outstanding loan amount on the date of lapse.

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Federal Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

        A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special premium class basis, and particularly if the full amount of premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying portfolio assets of the variable account.

In addition, the Tax Code requires that the investments of the variable account be “adequately diversified” in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the beneficiary’s gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. You should consult a tax adviser on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

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If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issue of your Policy, we will notify you if your Policy is classified as a MEC based on the initial premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

—

All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrender, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner’s investment in the Policy only after all gain has been distributed.

—	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
—

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the beneficiary.

—

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax adviser about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

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Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences. If your Policy has a large amount of indebtedness when it lapses or is surrendered, you might owe taxes that are much more than the Surrender Value you receive.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in such a strategy.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the insured reaches age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in-force after the insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have surrendered the Policy when the insured reaches age 100, even if you keep the Policy in force. This could potentially result in a very large tax liability for you. The tax liability might be much larger than the Cash Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the

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consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split dollar insurance arrangements that significantly affect the tax treatment of such arrangements. This guidance affects all split dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner’s estate upon the owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes

50

to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact a permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified tax adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy owner is subject to that tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for Our Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”), our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 69% of premiums up to a target premium set by Farmers received within the first two Policy years (we may pay additional amounts) and 5.14% of premium received in excess of the target premium through the 10th Policy year. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

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Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. Cash production incentive bonuses may equate to a sizeable percentage of first year premiums up to a target premium set by Farmers.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy owners or the variable account to cover commissions and other incentives and payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take these payments into account when considering and evaluating any recommendations relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the variable account, on FFS’ ability to perform under its principal underwriting agreement, or on Farmers’ ability to meet its obligations under the Policy.

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Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are contained in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call or write to us at our Service Center.

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Table of Contents for the SAI

54

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

accumulation unit. An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

attained age. The insured’s age on the issue date plus the number of Policy years completed since the issue date.

beneficiary. The natural person(s) or entity(ies) you select to receive the Death Benefit Amount Payable from this Policy.

Business Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value. The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, minus any monthly deductions due and unpaid, and minus any outstanding loan amount.

Company (we, us, our, Farmers, FNWL). Farmers New World Life Insurance Company

Contract Value. The sum of the values you have in the subaccounts and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

Death Benefit Amount Payable. The amount we will pay to the beneficiary when we receive proof of the insured’s death, equal to death benefit in effect as of the date of the insured’s death, minus any monthly deductions due and unpaid at the date of the insured’s death, minus any outstanding loan amount, plus the amounts to be paid under the terms of any riders you added to the Policy.

face amount. The dollar amount of insurance selected by the owner; used to determine the death benefit. The face amount on the issue date is set forth on the Policy specifications page. You may increase or decrease the face amount under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial surrender, may affect the amount of the face amount. The actual Death Benefit Amount Payable we pay under the Policy may be more or less than the face amount.

fixed account. An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

fixed account value. The portion of your Contract Value allocated to the fixed account.

funds. Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

general account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

initial premium. The amount you must pay before insurance coverage begins under this Policy.

insured. The natural person whose life is insured by this Policy.

issue age. The insured’s age as of the last birthday on the issue date.

issue date. The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (minus the premium expense charge) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

loan account value. The portion of your Contract Value allocated to the loan account.

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lapse. When life insurance coverage ends without value because you have not made a sufficient payment by the end of a 61-day grace period. On any monthly due date, the Policy enters a 61-day grace period unless: (i) the Cash Surrender Value is positive, after deducting the monthly deduction that is due; or (ii) the Contract Value exceeds the outstanding loan amount and your Policy passes the Grace Premium Test (which requires that a minimum premium amount is paid).

maturity date. The Policy anniversary when the insured reaches age 121 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

monthly deduction. The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the risk charges of any attached riders, and any monthly underwriting and sales expense charge.

monthly due date. The day of each month when we determine the monthly deductions and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

NYSE. The New York Stock Exchange

outstanding loan amount. The total amount of all outstanding Policy loans, including both principal and interest due, minus the total amount of all loan repayments. We deduct an amount equal to the outstanding loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.

portfolio. A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

premium class. A classification that affects the cost of insurance rate and the premium required to insure an individual.

premiums. All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge. An amount deduced from each premium payment before the remainder of the premium payment is allocated to the subaccounts and/or fixed account based on your current allocation percentage for premium payments. Initial premiums are assessed the premium expense charge, and the remainder is allocated to the fixed account until the reallocation date.

reallocation date. The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and/or fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state’s right to examine period, plus 10 days.

record date. The date we record your Policy in our books as an in force policy.

right-to-examine period. The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center office toll-free at 1-877-376-8008.

subaccount. A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

surrender. The termination of the Policy at the option of the owner.

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surrender charge. The amount, based on the face amount, we charge you to fully surrender this Policy. The surrender charge is equal to (a) +(b), where (a) is the surrender charge for the face amount on the issue date; and (b) is the surrender charge for each increase in face amount. The surrender charge applies during the first nine Policy years and within nine years following any increase in the face amount.

Tax Code. The Internal Revenue Code of 1986, as amended.

variable account. Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

written notice. The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, owner). The person entitled to exercise all rights as owner under the Policy.

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Appendix A - Guaranteed Maximum Cost of Insurance Rates

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES Per $1,000 of Risk Insurance Amount
Attained Age	Male Non-Nicotine	Male Nicotine*	Female Non-Nicotine	Female Nicotine*	Attained Age	Male Non-Nicotine	Male Nicotine*	Female Non-Nicotine	Female Nicotine*
0	N/A	0.06001	N/A	0.03500	51	0.31471	0.61121	0.27458	0.53155
1	N/A	0.03834	N/A	0.02583	52	0.34732	0.67332	0.30551	0.59108
2	N/A	0.02750	N/A	0.01916	53	0.38498	0.74807	0.33812	0.65569
3	N/A	0.02000	N/A	0.01666	54	0.43269	0.83717	0.37242	0.72454
4	N/A	0.01750	N/A	0.01583	55	0.48629	0.93226	0.41176	0.79765
5	N/A	0.01750	N/A	0.01500	56	0.54161	1.03082	0.45446	0.87587
6	N/A	0.01833	N/A	0.01583	57	0.59527	1.12189	0.49970	0.95500
7	N/A	0.01833	N/A	0.01750	58	0.64897	1.20883	0.54664	1.03756
8	N/A	0.01833	N/A	0.01750	59	0.71194	1.31107	0.59443	1.12611
9	N/A	0.01916	N/A	0.01750	60	0.78840	1.43713	0.64478	1.21812
10	N/A	0.02000	N/A	0.01833	61	0.88176	1.59135	0.70019	1.31784
11	N/A	0.02333	N/A	0.02083	62	0.99037	1.76877	0.75899	1.42359
12	N/A	0.02833	N/A	0.02250	63	1.10924	1.95930	.82119	1.53200
13	N/A	0.03333	N/A	0.02583	64	1.23333	2.15024	0.88933	1.64904
14	N/A	0.04334	N/A	0.02833	65	1.36266	2.33731	0.96510	1.77557
15	N/A	0.05501	N/A	0.03000	66	1.49387	2.51876	1.04768	1.91334
16	N/A	0.06502	N/A	0.03250	67	1.63122	2.70230	1.13961	2.06666
17	N/A	0.07419	N/A	0.03417	68	1.77642	2.89051	1.24177	2.23476
18	N/A	0.07920	N/A	0.03667	69	1.93972	3.09808	1.35336	2.42029
19	N/A	0.08170	N/A	0.03834	70	2.13062	3.33638	1.47947	2.63021
20	N/A	0.07920	N/A	0.03750	71	2.36296	3.62993	1.62358	2.86556
21	0.07920	0.11340	0.03917	0.05251	72	2.63536	3.97231	1.78151	3.12222
22	0.07920	0.11924	0.04000	0.05501	73	2.92321	4.31861	1.95420	3.40297
23	0.08003	0.12508	0.04000	0.05751	74	3.23355	4.69520	2.14598	3.69761
24	0.08086	0.13176	0.04167	0.06085	75	3.57270	5.11567	2.35698	4.00801
25	0.08337	0.13927	0.04250	0.06585	76	3.95664	5.58418	2.58905	4.34483
26	0.08670	0.14678	0.04584	0.07002	77	4.40517	6.12911	2.84664	4.70924
27	0.08837	0.15095	0.04751	0.07419	78	4.92894	6.75812	3.12826	5.10421
28	0.08670	0.15179	0.05001	0.07920	79	5.51951	7.45576	3.43845	5.53102
29	0.08587	0.15095	0.05251	0.08420	80	6.18263	8.22452	3.82529	6.06583
30	0.08503	0.15012	0.05501	0.08921	81	6.90909	9.04868	4.30288	6.72401
31	0.08420	0.15095	0.05835	0.09588	82	7.68497	9.90463	4.81112	7.40691
32	0.08503	0.15346	0.06168	0.10255	83	8.53991	10.82608	5.34786	8.10961
33	0.08754	0.15847	0.06585	0.11090	84	9.50017	11.87958	5.95007	8.84722
34	0.08921	0.16431	0.07086	0.12174	85	10.58031	13.08901	6.56439	9.53442
35	0.09338	0.17099	0.07669	0.13259	86	11.78364	14.41951	7.29574	10.33521
36	0.09755	0.18101	0.08253	0.14344	87	13.10250	15.85547	8.20718	11.33853
37	0.10339	0.19270	0.08754	0.15262	88	14.52614	17.37749	9.17863	12.35414
38	0.11090	0.20690	0.09171	0.16181	89	16.04444	18.97012	10.15602	13.29346
39	0.11757	0.22277	0.09671	0.17182	90	17.58287	20.53619	10.88246	13.83189
40	0.12675	0.24198	0.10255	0.18268	91	19.12353	22.05253	11.58260	14.27591
41	0.13760	0.26538	0.10923	0.19520	92	20.76683	23.63636	12.75537	15.24260
42	0.15095	0.29297	0.11674	0.21107	93	22.53307	25.30420	14.36966	16.62877
43	0.16681	0.32558	0.12592	0.22862	94	24.43244	27.11897	16.42157	18.59746
44	0.18435	0.36238	0.13676	0.24950	95	26.35437	28.98442	18.70919	20.97702
45	0.20356	0.39920	0.14928	0.27374	96	28.27211	30.79253	21.02122	23.30415
46	0.22277	0.43604	0.16431	0.30216	97	30.36217	32.73942	22.55449	24.71403
47	0.23864	0.46703	0.18184	0.33729	98	32.64693	34.84234	23.39817	25.28542
48	0.25118	0.49048	0.20105	0.37912	99	35.15185	37.11809	25.17504	26.84313
49	0.26705	0.52065	0.22277	0.42599	100+	N/A	N/A	N/A	N/A
50	0.28795	0.56005	0.24700	0.47624
*	Attained ages 0-20 are juvenile issues

If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the table rating factor shown on the policy specifications page.

The rates shown above are for the base policy only. Separate maximum charges apply to each rider.

A-1

Appendix B - Monthly Underwriting and Sales Expense Charges

CURRENT AND GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non-Nicotine	Male Nicotine*	Female Non-Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non-Nicotine	Male Nicotine*	Female Non-Nicotine	Female Nicotine*
0	N/A	0.0750	N/A	0.0720	41	0.3520	0.4150	0.2810	0.2870
1	N/A	0.0760	N/A	0.0720	42	0.3680	0.4360	0.2920	0.2980
2	N/A	0.0770	N/A	0.0730	43	0.3830	0.4570	0.3030	0.3100
3	N/A	0.0780	N/A	0.0740	44	0.3980	0.4780	0.3140	0.3210
4	N/A	0.0790	N/A	0.0750	45	0.4140	0.4990	0.3250	0.3320
5	N/A	0.0800	N/A	0.0760	46	0.4410	0.5320	0.3460	0.3520
6	N/A	0.0830	N/A	0.0780	47	0.4680	0.5640	0.3670	0.3710
7	N/A	0.0850	N/A	0.0810	48	0.4950	0.5970	0.3880	0.3910
8	N/A	0.0880	N/A	0.0830	49	0.5220	0.6290	0.4090	0.4110
9	N/A	0.0910	N/A	0.0860	50	0.5490	0.6620	0.4300	0.4300
10	N/A	0.0930	N/A	0.0880	51	0.5910	0.7070	0.4610	0.4610
11	N/A	0.0980	N/A	0.0920	52	0.6320	0.7530	0.4910	0.4920
12	N/A	0.1030	N/A	0.0970	53	0.6730	0.7980	0.5220	0.5230
13	N/A	0.1080	N/A	0.1010	54	0.7140	0.8430	0.5530	0.5530
14	N/A	0.1130	N/A	0.1060	55	0.7550	0.8890	0.5840	0.5840
15	N/A	0.1180	N/A	0.1100	56	0.8160	0.9520	0.6380	0.6380
16	N/A	0.1260	N/A	0.1160	57	0.8770	1.0150	0.6930	0.6930
17	N/A	0.1340	N/A	0.1220	58	0.9380	1.0770	0.7470	0.7470
18	N/A	0.1420	N/A	0.1280	59	0.9990	1.1400	0.8010	0.8010
19	N/A	0.1500	N/A	0.1340	60	1.0600	1.2030	0.8550	0.8550
20	N/A	0.1580	N/A	0.1400	61	1.1080	1.2220	0.9030	0.9030
21	0.1590	0.1730	0.1400	0.1420	62	1.1560	1.2420	0.9500	0.9500
22	0.1610	0.1880	0.1400	0.1450	63	1.2040	1.2610	0.9980	0.9980
23	0.1620	0.2030	0.1400	0.1470	64	1.2510	1.2800	1.0450	1.0450
24	0.1630	0.2180	0.1400	0.1500	65	1.2990	1.2990	1.0930	1.0930
25	0.1640	0.2330	0.1400	0.1520	66	1.3510	1.3510	1.1440	1.1440
26	0.1730	0.2420	0.1460	0.1590	67	1.4020	1.4020	1.1950	1.1950
27	0.1830	0.2500	0.1510	0.1660	68	1.4540	1.4540	1.2460	1.2460
28	0.1930	0.2590	0.1580	0.1730	69	1.5050	1.5050	1.2970	1.2970
29	0.2020	0.2680	0.1630	0.1800	70	1.5570	1.5570	1.3480	1.3480
30	0.2120	0.2760	0.1690	0.1860	71	1.6450	1.6450	1.4310	1.4310
31	0.2210	0.2850	0.1770	0.1940	72	1.7330	1.7330	1.5150	1.5150
32	0.2310	0.2930	0.1850	0.2020	73	1.8210	1.8210	1.5980	1.5980
33	0.2400	0.3020	0.1930	0.2100	74	1.9090	1.9090	1.6820	1.6820
34	0.2490	0.3100	0.2000	0.2180	75	1.9970	1.9970	1.7650	1.7650
35	0.2580	0.3190	0.2080	0.2250	76	2.0390	2.0390	1.8020	1.8020
36	0.2740	0.3340	0.2210	0.2350	77	2.0810	2.0810	1.8390	1.8390
37	0.2900	0.3490	0.2330	0.2460	78	2.1230	2.1230	1.8760	1.8760
38	0.3060	0.3640	0.2450	0.2560	79	2.1640	2.1640	1.9130	1.9130
39	0.3210	0.3790	0.2570	0.2660	80	2.2060	2.2060	1.9500	1.9500
40	0.3370	0.3940	0.2700	0.2760
*	Attained ages 0-20 are juvenile issues

B-1

CURRENT DISCOUNTED MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non-Nicotine	Male Nicotine*	Female Non-Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non-Nicotine	Male Nicotine*	Female Non-Nicotine	Female Nicotine*
0	N/A	0.0600	N/A	0.0576	41	0.2816	0.3320	0.2248	0.2296
1	N/A	0.0608	N/A	0.0576	42	0.2944	0.3488	0.2336	0.2384
2	N/A	0.0616	N/A	0.0584	43	0.3064	0.3656	0.2424	0.2480
3	N/A	0.0624	N/A	0.0592	44	0.3184	0.3824	0.2512	0.2568
4	N/A	0.0632	N/A	0.0600	45	0.3312	0.3992	0.2600	0.2656
5	N/A	0.0640	N/A	0.0608	46	0.3528	0.4256	0.2768	0.2816
6	N/A	0.0664	N/A	0.0624	47	0.3744	0.4512	0.2936	0.2968
7	N/A	0.0680	N/A	0.0648	48	0.3960	0.4776	0.3104	0.3128
8	N/A	0.0704	N/A	0.0664	49	0.4176	0.5032	0.3272	0.3288
9	N/A	0.0728	N/A	0.0688	50	0.4392	0.5296	0.3440	0.3440
10	N/A	0.0744	N/A	0.0704	51	0.4728	0.5656	0.3688	0.3688
11	N/A	0.0784	N/A	0.0736	52	0.5056	0.6024	0.3928	0.3936
12	N/A	0.0824	N/A	0.0776	53	0.5384	0.6384	0.4176	0.4184
13	N/A	0.0864	N/A	0.0808	54	0.5712	0.6744	0.4424	0.4424
14	N/A	0.0904	N/A	0.0848	55	0.6040	0.7112	0.4672	0.4672
15	N/A	0.0944	N/A	0.0880	56	0.6528	0.7616	0.5104	0.5104
16	N/A	0.1008	N/A	0.0928	57	0.7016	0.8120	0.5544	0.5544
17	N/A	0.1072	N/A	0.0976	58	0.7504	0.8616	0.5976	0.5976
18	N/A	0.1136	N/A	0.1024	59	0.7992	0.9120	0.6408	0.6408
19	N/A	0.1200	N/A	0.1072	60	0.8480	0.9624	0.6840	0.6840
20	N/A	0.1264	N/A	0.1120	61	0.8864	0.9776	0.7224	0.7224
21	0.1272	0.1384	0.1120	0.1136	62	0.9248	0.9936	0.7600	0.7600
22	0.1288	0.1504	0.1120	0.1160	63	0.9632	1.0088	0.7984	0.7984
23	0.1296	0.1624	0.1120	0.1176	64	1.0008	1.0240	0.8360	0.8360
24	0.1304	0.1744	0.1120	0.1200	65	1.0392	1.0392	0.8744	0.8744
25	0.1312	0.1864	0.1120	0.1216	66	1.0808	1.0808	0.9152	0.9152
26	0.1384	0.1936	0.1168	0.1272	67	1.1216	1.1216	0.9560	0.9560
27	0.1464	0.2000	0.1208	0.1328	68	1.1632	1.1632	0.9968	0.9968
28	0.1544	0.2072	0.1264	0.1384	69	1.2040	1.2040	1.0376	1.0376
29	0.1616	0.2144	0.1304	0.1440	70	1.2456	1.2456	1.0784	1.0784
30	0.1696	0.2208	0.1352	0.1488	71	1.3160	1.3160	1.1448	1.1448
31	0.1768	0.2280	0.1416	0.1552	72	1.3864	1.3864	1.2120	1.2120
32	0.1848	0.2344	0.1480	0.1616	73	1.4568	1.4568	1.2784	1.2784
33	0.1920	0.2416	0.1544	0.1680	74	1.5272	1.5272	1.3456	1.3456
34	0.1992	0.2480	0.1600	0.1744	75	1.5976	1.5976	1.4120	1.4120
35	0.2064	0.2552	0.1664	0.1800	76	1.6312	1.6312	1.4416	1.4416
36	0.2192	0.2672	0.1768	0.1880	77	1.6648	1.6648	1.4712	1.4712
37	0.2320	0.2792	0.1864	0.1968	78	1.6984	1.6984	1.5008	1.5008
38	0.2448	0.2912	0.1960	0.2048	79	1.7312	1.7312	1.5304	1.5304
39	0.2568	0.3032	0.2056	0.2128	80	1.7648	1.7648	1.5600	1.5600
40	0.2696	0.3152	0.2160	0.2208
*	Attained ages 0-20 are juvenile issues

B-2

Appendix C – Table of Surrender Charge Factors

TABLE OF SURRENDER CHARGE FACTORS Male Non-Nicotine (Premier, Preferred, & Standard)
Issue Age	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
	0	1	2	3	4	5	6	7	8	9 or more
21	5.22	4.96	4.65	4.38	4.12	3.86	3.29	2.19	1.10	0.00
22	5.33	5.06	4.74	4.48	4.21	3.94	3.36	2.24	1.12	0.00
23	5.47	5.20	4.87	4.59	4.32	4.05	3.45	2.30	1.15	0.00
24	5.63	5.35	5.01	4.73	4.45	4.17	3.55	2.36	1.18	0.00
25	5.83	5.54	5.19	4.90	4.61	4.31	3.67	2.45	1.22	0.00
26	6.11	5.80	5.44	5.13	4.83	4.52	3.85	2.57	1.28	0.00
27	6.48	6.16	5.77	5.44	5.12	4.80	4.08	2.72	1.36	0.00
28	6.92	6.57	6.16	5.81	5.47	5.12	4.36	2.91	1.45	0.00
29	7.35	6.98	6.54	6.17	5.81	5.44	4.63	3.09	1.54	0.00
30	7.78	7.39	6.92	6.54	6.15	5.76	4.90	3.27	1.63	0.00
31	8.22	7.81	7.32	6.90	6.49	6.08	5.18	3.45	1.73	0.00
32	8.67	8.24	7.72	7.28	6.85	6.42	5.46	3.64	1.82	0.00
33	9.13	8.67	8.13	7.67	7.21	6.76	5.75	3.83	1.92	0.00
34	9.59	9.11	8.54	8.06	7.58	7.10	6.04	4.03	2.01	0.00
35	10.06	9.56	8.95	8.45	7.95	7.44	6.34	4.23	2.11	0.00
36	10.63	10.10	9.46	8.93	8.40	7.87	6.70	4.46	2.23	0.00
37	11.28	10.72	10.04	9.48	8.91	8.35	7.11	4.74	2.37	0.00
38	11.94	11.34	10.63	10.03	9.43	8.84	7.52	5.01	2.51	0.00
39	12.60	11.97	11.21	10.58	9.95	9.32	7.94	5.29	2.65	0.00
40	13.25	12.59	11.79	11.13	10.47	9.81	8.35	5.57	2.78	0.00
41	13.85	13.16	12.33	11.63	10.94	10.25	8.73	5.82	2.91	0.00
42	14.43	13.71	12.84	12.12	11.40	10.68	9.09	6.06	3.03	0.00
43	15.09	14.34	13.43	12.68	11.92	11.17	9.51	6.34	3.17	0.00
44	15.74	14.95	14.01	13.22	12.43	11.65	9.92	6.61	3.31	0.00
45	16.26	15.45	14.47	13.66	12.85	12.03	10.24	6.83	3.41	0.00
46	16.76	15.92	14.92	14.08	13.24	12.40	10.56	7.04	3.52	0.00
47	17.48	16.61	15.56	14.68	13.81	12.94	11.01	7.34	3.67	0.00
48	18.37	17.45	16.35	15.43	14.51	13.59	11.57	7.72	3.86	0.00
49	19.41	18.44	17.27	16.30	15.33	14.36	12.23	8.15	4.08	0.00
50	20.60	19.57	18.33	17.30	16.27	15.24	12.98	8.65	4.33	0.00
51	21.81	20.72	19.41	18.32	17.23	16.14	13.74	9.16	4.58	0.00
52	22.91	21.76	20.39	19.24	18.10	16.95	14.43	9.62	4.81	0.00
53	24.04	22.84	21.40	20.19	18.99	17.79	15.15	10.10	5.05	0.00
54	25.27	24.01	22.49	21.23	19.96	18.70	15.92	10.61	5.31	0.00
55	26.43	25.11	23.52	22.20	20.88	19.56	16.65	11.10	5.55	0.00
56	27.53	26.15	24.50	23.13	21.75	20.37	17.34	11.56	5.78	0.00
57	28.84	27.40	25.67	24.23	22.78	21.34	18.17	12.11	6.06	0.00
58	30.45	28.93	27.10	25.58	24.06	22.53	19.18	12.79	6.39	0.00
59	32.22	30.61	28.68	27.06	25.45	23.84	20.30	13.53	6.77	0.00
60	33.90	32.21	30.17	28.48	26.78	25.09	21.36	14.24	7.12	0.00
61	35.40	33.63	31.51	29.74	27.97	26.20	22.30	14.87	7.43	0.00
62	36.90	35.06	32.84	31.00	29.15	27.31	23.25	15.50	7.75	0.00
63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00
65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00
66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00
67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00
68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00
69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00
71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00
72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00
73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00
74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00
75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00
76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00
77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00
78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00
79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00
80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS Male Nicotine (Ages 0-20 are juvenile issues.)
Issue Age	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
	0	1	2	3	4	5	6	7	8	9 or more
0	3.27	3.11	2.91	2.75	2.58	2.42	2.06	1.37	0.69	0.00
1	3.30	3.14	2.94	2.77	2.61	2.44	2.08	1.39	0.69	0.00
2	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00
3	3.44	3.27	3.06	2.89	2.72	2.55	2.17	1.44	0.72	0.00
4	3.51	3.33	3.12	2.95	2.77	2.60	2.21	1.47	0.74	0.00
5	3.60	3.42	3.20	3.02	2.84	2.66	2.27	1.51	0.76	0.00
6	3.68	3.50	3.28	3.09	2.91	2.72	2.32	1.55	0.77	0.00
7	3.78	3.59	3.36	3.18	2.99	2.80	2.38	1.59	0.79	0.00
8	3.88	3.69	3.45	3.26	3.07	2.87	2.44	1.63	0.81	0.00
9	3.98	3.78	3.54	3.34	3.14	2.95	2.51	1.67	0.84	0.00
10	4.09	3.89	3.64	3.44	3.23	3.03	2.58	1.72	0.86	0.00
11	4.17	3.96	3.71	3.50	3.29	3.09	2.63	1.75	0.88	0.00
12	4.26	4.05	3.79	3.58	3.37	3.15	2.68	1.79	0.89	0.00
13	4.34	4.12	3.86	3.65	3.43	3.21	2.73	1.82	0.91	0.00
14	4.43	4.21	3.94	3.72	3.50	3.28	2.79	1.86	0.93	0.00
15	4.52	4.29	4.02	3.80	3.57	3.34	2.85	1.90	0.95	0.00
16	4.63	4.40	4.12	3.89	3.66	3.43	2.92	1.94	0.97	0.00
17	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00
18	4.87	4.63	4.33	4.09	3.85	3.60	3.07	2.05	1.02	0.00
19	5.00	4.75	4.45	4.20	3.95	3.70	3.15	2.10	1.05	0.00
20	5.13	4.87	4.57	4.31	4.05	3.80	3.23	2.15	1.08	0.00
21	7.23	6.87	6.43	6.07	5.71	5.35	4.55	3.04	1.52	0.00
22	7.46	7.09	6.64	6.27	5.89	5.52	4.70	3.13	1.57	0.00
23	7.67	7.29	6.83	6.44	6.06	5.68	4.83	3.22	1.61	0.00
24	7.87	7.48	7.00	6.61	6.22	5.82	4.96	3.31	1.65	0.00
25	8.10	7.70	7.21	6.80	6.40	5.99	5.10	3.40	1.70	0.00
26	8.39	7.97	7.47	7.05	6.63	6.21	5.29	3.52	1.76	0.00
27	8.77	8.33	7.81	7.37	6.93	6.49	5.53	3.68	1.84	0.00
28	9.20	8.74	8.19	7.73	7.27	6.81	5.80	3.86	1.93	0.00
29	9.61	9.13	8.55	8.07	7.59	7.11	6.05	4.04	2.02	0.00
30	10.01	9.51	8.91	8.41	7.91	7.41	6.31	4.20	2.10	0.00
31	10.42	9.90	9.27	8.75	8.23	7.71	6.56	4.38	2.19	0.00
32	10.85	10.31	9.66	9.11	8.57	8.03	6.84	4.56	2.28	0.00
33	11.31	10.74	10.07	9.50	8.93	8.37	7.13	4.75	2.38	0.00
34	11.80	11.21	10.50	9.91	9.32	8.73	7.43	4.96	2.48	0.00
35	12.32	11.70	10.96	10.35	9.73	9.12	7.76	5.17	2.59	0.00
36	12.86	12.22	11.45	10.80	10.16	9.52	8.10	5.40	2.70	0.00
37	13.44	12.77	11.96	11.29	10.62	9.95	8.47	5.64	2.82	0.00
38	14.05	13.35	12.50	11.80	11.10	10.40	8.85	5.90	2.95	0.00
39	14.70	13.97	13.08	12.35	11.61	10.88	9.26	6.17	3.09	0.00
40	15.43	14.66	13.73	12.96	12.19	11.42	9.72	6.48	3.24	0.00
41	16.22	15.41	14.44	13.62	12.81	12.00	10.22	6.81	3.41	0.00
42	17.02	16.17	15.15	14.30	13.45	12.59	10.72	7.15	3.57	0.00
43	17.83	16.94	15.87	14.98	14.09	13.19	11.23	7.49	3.74	0.00
44	18.67	17.74	16.62	15.68	14.75	13.82	11.76	7.84	3.92	0.00
45	19.55	18.57	17.40	16.42	15.44	14.47	12.32	8.21	4.11	0.00
46	20.47	19.45	18.22	17.19	16.17	15.15	12.90	8.60	4.30	0.00
47	21.43	20.36	19.07	18.00	16.93	15.86	13.50	9.00	4.50	0.00
48	22.46	21.34	19.99	18.87	17.74	16.62	14.15	9.43	4.72	0.00
49	23.59	22.41	21.00	19.82	18.64	17.46	14.86	9.91	4.95	0.00
50	24.75	23.51	22.03	20.79	19.55	18.32	15.59	10.40	5.20	0.00
51	25.86	24.57	23.02	21.72	20.43	19.14	16.29	10.86	5.43	0.00
52	26.95	25.60	23.99	22.64	21.29	19.94	16.98	11.32	5.66	0.00
53	28.18	26.77	25.08	23.67	22.26	20.85	17.75	11.84	5.92	0.00
54	29.61	28.13	26.35	24.87	23.39	21.91	18.65	12.44	6.22	0.00
55	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	0.00
56	32.43	30.81	28.86	27.24	25.62	24.00	20.43	13.62	6.81	0.00
57	34.24	32.53	30.47	28.76	27.05	25.34	21.57	14.38	7.19	0.00
58	36.45	34.63	32.44	30.62	28.80	26.97	22.96	15.31	7.65	0.00
59	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
60	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
61	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
62	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

TABLE OF SURRENDER CHARGE FACTORS Male Nicotine (Ages 0-20 are juvenile issues.)
Issue Age	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
	0	1	2	3	4	5	6	7	8	9 or more
63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00
65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00
66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00
67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00
68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00
69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00
71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00
72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00
73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00
74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00
75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00
76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00
77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00
78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00
79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00
80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS Female Non-Nicotine (Premier, Preferred, & Standard)
Issue Age	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
	0	1	2	3	4	5	6	7	8	9 or more
21	4.65	4.42	4.14	3.91	3.67	3.44	2.93	1.95	0.98	0.00
22	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00
23	4.84	4.60	4.31	4.07	3.82	3.58	3.05	2.03	1.02	0.00
24	4.94	4.69	4.40	4.15	3.90	3.66	3.11	2.07	1.04	0.00
25	5.03	4.78	4.48	4.23	3.97	3.72	3.17	2.11	1.06	0.00
26	5.25	4.99	4.67	4.41	4.15	3.89	3.31	2.21	1.10	0.00
27	5.48	5.21	4.88	4.60	4.33	4.06	3.45	2.30	1.15	0.00
28	5.72	5.43	5.09	4.80	4.52	4.23	3.60	2.40	1.20	0.00
29	5.98	5.68	5.32	5.02	4.72	4.43	3.77	2.51	1.26	0.00
30	6.26	5.95	5.57	5.26	4.95	4.63	3.94	2.63	1.31	0.00
31	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00
32	6.96	6.61	6.19	5.85	5.50	5.15	4.38	2.92	1.46	0.00
33	7.37	7.00	6.56	6.19	5.82	5.45	4.64	3.10	1.55	0.00
34	7.79	7.40	6.93	6.54	6.15	5.76	4.91	3.27	1.64	0.00
35	8.20	7.79	7.30	6.89	6.48	6.07	5.17	3.44	1.72	0.00
36	8.62	8.19	7.67	7.24	6.81	6.38	5.43	3.62	1.81	0.00
37	9.08	8.63	8.08	7.63	7.17	6.72	5.72	3.81	1.91	0.00
38	9.63	9.15	8.57	8.09	7.61	7.13	6.07	4.04	2.02	0.00
39	10.20	9.69	9.08	8.57	8.06	7.55	6.43	4.28	2.14	0.00
40	10.70	10.17	9.52	8.99	8.45	7.92	6.74	4.49	2.25	0.00
41	11.11	10.55	9.89	9.33	8.78	8.22	7.00	4.67	2.33	0.00
42	11.53	10.95	10.26	9.69	9.11	8.53	7.26	4.84	2.42	0.00
43	11.96	11.36	10.64	10.05	9.45	8.85	7.53	5.02	2.51	0.00
44	12.35	11.73	10.99	10.37	9.76	9.14	7.78	5.19	2.59	0.00
45	12.83	12.19	11.42	10.78	10.14	9.49	8.08	5.39	2.69	0.00
46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00
47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00
48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00
49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00
50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00
51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00
52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00
53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00
54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00
55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00
56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00
57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00
58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00
59	25.92	24.62	23.07	21.77	20.48	19.18	16.33	10.89	5.44	0.00

TABLE OF SURRENDER CHARGE FACTORS Female Non-Nicotine (Premier, Preferred, & Standard)
Issue Age	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
	0	1	2	3	4	5	6	7	8	9 or more
60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00
61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00
62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00
63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00
65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00
66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00
67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00
68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00
69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00
70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00
71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00
74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00
75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00
76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00
77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00
78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00
79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00
80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

TABLE OF SURRENDER CHARGE FACTORS Female Nicotine (Ages 0-20 are juvenile issues.)
Issue Age	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
	0	1	2	3	4	5	6	7	8	9 or more
0	3.00	2.85	2.67	2.52	2.37	2.22	1.89	1.26	0.63	0.00
1	3.03	2.88	2.70	2.55	2.39	2.24	1.91	1.27	0.64	0.00
2	3.08	2.93	2.74	2.59	2.43	2.28	1.94	1.29	0.65	0.00
3	3.15	2.99	2.80	2.65	2.49	2.33	1.98	1.32	0.66	0.00
4	3.22	3.06	2.87	2.70	2.54	2.38	2.03	1.35	0.68	0.00
5	3.29	3.13	2.93	2.76	2.60	2.43	2.07	1.38	0.69	0.00
6	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00
7	3.45	3.28	3.07	2.90	2.73	2.55	2.17	1.45	0.72	0.00
8	3.53	3.35	3.14	2.97	2.79	2.61	2.22	1.48	0.74	0.00
9	3.62	3.44	3.22	3.04	2.86	2.68	2.28	1.52	0.76	0.00
10	3.72	3.53	3.31	3.12	2.94	2.75	2.34	1.56	0.78	0.00
11	3.79	3.60	3.37	3.18	2.99	2.80	2.39	1.59	0.80	0.00
12	3.86	3.67	3.44	3.24	3.05	2.86	2.43	1.62	0.81	0.00
13	3.94	3.74	3.51	3.31	3.11	2.92	2.48	1.65	0.83	0.00
14	4.02	3.82	3.58	3.38	3.18	2.97	2.53	1.69	0.84	0.00
15	4.10	3.90	3.65	3.44	3.24	3.03	2.58	1.72	0.86	0.00
16	4.19	3.98	3.73	3.52	3.31	3.10	2.64	1.76	0.88	0.00
17	4.28	4.07	3.81	3.60	3.38	3.17	2.70	1.80	0.90	0.00
18	4.38	4.16	3.90	3.68	3.46	3.24	2.76	1.84	0.92	0.00
19	4.47	4.25	3.98	3.75	3.53	3.31	2.82	1.88	0.94	0.00
20	4.57	4.34	4.07	3.84	3.61	3.38	2.88	1.92	0.96	0.00
21	5.09	4.84	4.53	4.28	4.02	3.77	3.21	2.14	1.07	0.00
22	5.18	4.92	4.61	4.35	4.09	3.83	3.26	2.18	1.09	0.00
23	5.28	5.02	4.70	4.44	4.17	3.91	3.33	2.22	1.11	0.00
24	5.35	5.08	4.76	4.49	4.23	3.96	3.37	2.25	1.12	0.00
25	5.45	5.18	4.85	4.58	4.31	4.03	3.43	2.29	1.14	0.00
26	5.65	5.37	5.03	4.75	4.46	4.18	3.56	2.37	1.19	0.00
27	5.95	5.65	5.30	5.00	4.70	4.40	3.75	2.50	1.25	0.00
28	6.29	5.98	5.60	5.28	4.97	4.65	3.96	2.64	1.32	0.00
29	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00
30	6.87	6.53	6.11	5.77	5.43	5.08	4.33	2.89	1.44	0.00
31	7.18	6.82	6.39	6.03	5.67	5.31	4.52	3.02	1.51	0.00
32	7.57	7.19	6.74	6.36	5.98	5.60	4.77	3.18	1.59	0.00
33	8.02	7.62	7.14	6.74	6.34	5.93	5.05	3.37	1.68	0.00
34	8.44	8.02	7.51	7.09	6.67	6.25	5.32	3.54	1.77	0.00
35	8.83	8.39	7.86	7.42	6.98	6.53	5.56	3.71	1.85	0.00
36	9.21	8.75	8.20	7.74	7.28	6.82	5.80	3.87	1.93	0.00

TABLE OF SURRENDER CHARGE FACTORS Female Nicotine (Ages 0-20 are juvenile issues.)
Issue Age	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
	0	1	2	3	4	5	6	7	8	9 or more
37	9.62	9.14	8.56	8.08	7.60	7.12	6.06	4.04	2.02	0.00
38	10.05	9.55	8.94	8.44	7.94	7.44	6.33	4.22	2.11	0.00
39	10.48	9.96	9.33	8.80	8.28	7.76	6.60	4.40	2.20	0.00
40	10.92	10.37	9.72	9.17	8.63	8.08	6.88	4.59	2.29	0.00
41	11.37	10.80	10.12	9.55	8.98	8.41	7.16	4.78	2.39	0.00
42	11.83	11.24	10.53	9.94	9.35	8.75	7.45	4.97	2.48	0.00
43	12.30	11.69	10.95	10.33	9.72	9.10	7.75	5.17	2.58	0.00
44	12.75	12.11	11.35	10.71	10.07	9.44	8.03	5.36	2.68	0.00
45	13.13	12.47	11.69	11.03	10.37	9.72	8.27	5.51	2.76	0.00
46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00
47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00
48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00
49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00
50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00
51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00
52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00
53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00
54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00
55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00
56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00
57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00
58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00
59	26.21	24.90	23.33	22.02	20.71	19.40	16.51	11.01	5.50	0.00
60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00
61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00
62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00
63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00
64	33.40	31.73	29.73	28.06	26.39	24.72	21.04	14.03	7.01	0.00
65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00
66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00
67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00
68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00
69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00
70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00
71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00
74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00
75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00
76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00
77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00
78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00
79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00
80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

[outside back cover page]

The Statement of Additional Information (“SAI”) dated May 1, 2009 contains additional information about the Policy and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling
1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

SEC File No. 333-149540/811-09507

Statement of Additional Information

for the

Farmers EssentialLife® Variable Universal Life

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

Phone: (206) 232-8400

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for Farmers EssentialLife Variable Universal Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2009 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Policy.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the portfolios.

The date of this Statement of Additional Information is May 1, 2009.

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

accumulation unit. An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

attained age. The insured’s age on the issue date plus the number of Policy years completed since the issue date.

Beneficiary. The natural person(s) or entity(ies) you select to receive the Death Benefit Amount Payable from this Policy.

Business Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value. The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, minus any monthly deductions due and unpaid, and minus any outstanding loan amount.

Company (we, us, our, Farmers, FNWL). Farmers New World Life Insurance Company

Contract Value. The sum of the values you have in the subaccounts and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

Death Benefit Amount Payable. The amount we will pay to the beneficiary when we receive proof of the insured’s death, equal to death benefit in effect as of the date of the insured’s death, minus any monthly deductions due and unpaid at the date of the insured’s death, minus any outstanding loan amount, plus the amounts to be paid under the terms of any riders you added to the Policy.

face amount. The dollar amount of insurance selected by the owner; used to determine the death benefit. The face amount on the issue date is set forth on the Policy specifications page. You may increase or decrease the face amount under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial surrender, may affect the amount of the face amount. The actual Death Benefit Amount Payable we pay under the Policy may be more or less than the face amount.

fixed account. An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

fixed account value. The portion of your Contract Value allocated to the fixed account.

Funds. Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

general account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

initial premium. The amount you must pay before insurance coverage begins under this Policy.

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insured. The natural person whose life is insured by this Policy.

issue age. The insured’s age as of the last birthday on the issue date.

issue date. The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (minus the premium expense charge) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

loan account value. The portion of your Contract Value allocated to the loan account.

Lapse. When life insurance coverage ends without value because you have not made a sufficient payment by the end of a 61-day grace period. On any monthly due date, the Policy enters a 61-day grace period unless: (i) the Cash Surrender Value is positive, after deducting the monthly deduction that is due; or (ii) the Contract Value exceeds the outstanding loan amount and your Policy passes the Grace Premium Test (which requires that a minimum premium amount be paid).

maturity date. The Policy anniversary when the insured reaches age 121 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

monthly deduction. The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the risk charges of any attached riders, and any monthly underwriting and sales expense charge.

monthly due date. The day of each month when we determine the monthly deductions and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

NYSE. The New York Stock Exchange

outstanding loan amount. The total amount of all outstanding Policy loans, including both principal and interest due, minus the total amount of all loan repayments. We deduct an amount equal to the outstanding loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.

Portfolio. A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

premium class. A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums. All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge. An amount deduced from each premium payment before the remainder of the premium payment is allocated to the subaccounts and/or fixed account based on your current allocation percentage for premium payments. Initial premiums are assessed the premium expense charge, and the remainder is allocated to the fixed account until the reallocation date.

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reallocation date. The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and/or fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state’s right to examine period, plus 10 days.

record date. The date we record your Policy in our books as an in force policy.

right-to-examine period. The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center office toll-free at 1-877-376-8008.

Subaccount. A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

surrender. The termination of the Policy at the option of the owner.

surrender charge. The amount, based on the face amount, we charge you to fully surrender this Policy. The surrender charge is equal to (a) +(b), where (a) is the surrender charge for the face amount on the issue date; and (b) is the surrender charge for each increase in face amount. The surrender charge applies during the first nine Policy years and within nine years following any increase in the face amount.

Tax Code. The Internal Revenue Code of 1986, as amended.

variable account. Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

written notice. The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, owner). The person entitled to exercise all rights as owner under the Policy.

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General Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached reinstatement applications, any applications for changes, any revised Policy specifications page issued by us, any document we send you with instructions to attach it to your Policy, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application or in any amendments or supplements to application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

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conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

¡	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

¡	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments and supplements to the application), then we may contest the Policy’s validity, any increases in face amount, any reinstatement of the Policy, any attached rider, or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the issue date, or if reinstated, for two years during the insured’s lifetime from the effective date of reinstatement. In the absence of fraud, we will not contest any increase in face amount after the increase has been in force for two years during the insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the issue date, the Policy will terminate and our liability (or Death Benefit Amount Payable) is limited to an amount equal to the premiums paid, less any outstanding loan amount (which includes any interest you owe), and less any partial surrender amounts (not including processing fees) previously paid. A new two-year suicide period will apply from the effective date of any reinstatement or change from Option B (level death benefit option) to Option A (variable death benefit option) and to each increase in face amount starting on the effective date of each increase. During this two-year period, the Death Benefit Amount Payable will be limited to the amount that would have been

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payable if the Policy change had not been made, plus any additional cost of insurance charges and monthly underwriting and sales expense charges that have been deducted from the Contract Value solely as a result of the Policy change.

Misstatement of Age or Gender

If the insured’s age or gender was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and gender based on the most recent deduction for cost of insurance. If the insured’s age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured’s correct age and gender.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to

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any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

Additional Information

Changing Death Benefit Options

—	After the first Policy year, you may change death benefit options or change the face amount (but not both, unless done simultaneously) once each Policy year.

—	You must make your request in writing and sign the request.

—	We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:

¡	We do not wish to increase the death benefits due to the insured’s health, occupation, avocations, or any factor that we believe has a bearing on the insured’s risk of death.
¡	We conclude the insured has an excessive amount of insurance coverage
¡	We conclude the owner no longer has an insurable interest in the insured.

—	The effective date of the change will be the monthly due date following the date when we approve your request for a change.

—	The minimum premium will be recalculated.

—	We will send you a Policy endorsement with the change to attach to your Policy.

—	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

¡	We do not require evidence of insurability.

¡	The face amount will change. The new Option B face amount will equal the Option A face amount prior to the change plus the Contract Value on the effective date of the change.

¡	We will not impose an additional underwriting and sales expense charge on the portions of any increase in face amount due to a change in death benefit option.

¡	The minimum premium will increase.

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The change in option affects the determination of the death benefit since Contract Value is no longer added to the face amount. The death benefit will equal the new face amount (or, if higher, the Contract Value times the applicable death benefit percentage).

From Option B (level death benefit) to Option A (variable death benefit)

¡	You must provide satisfactory evidence of insurability.

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The face amount will change. The new Option A face amount will equal the Option B face amount prior to the change less the Contract Value on the effective date of the change, but the new face amount will not be less than the minimum face amount shown on your Policy specifications page.

¡	We will not impose any partial surrender charge solely as a result of this change in face amount.

¡	The minimum premium will decrease.

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The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new face amount, and the death benefit will then vary with the Contract Value.

¡	Any underwriting and sales expense charge on the Policy will not be reduced as a result of any decrease in the face amount.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. If you surrender the Policy, or if the Policy matures, you may elect to receive the Cash Surrender Value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum Death Benefit Amount Payable proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on three things:

—	the amount of the surrender or Death Benefit Amount Payable proceeds on the surrender date, maturity date or insured’s date of death;
—	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and
—	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and gender.

If you select Option 1, 2, 3, or 4, as described below, and the payee dies before we have paid all amounts available under the selected option, we will pay any remaining amount to the contingent payee, and if none, then to the estate of the payee.

Option 1 – Interest Accumulation:

—	Your proceeds will earn interest at a rate of not less than [2.5]% per year compounded annually.
—	We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

Option 2 – Interest Income:

—	You will receive income of at least $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.
—	Unless you direct otherwise, or the payee is a minor, the payee may withdraw the proceeds at any time.
—	After the first year, we may defer such withdrawal for up to six months.

Option 3 – Income - Period Certain:

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—	We will pay installments for a specified period.
—	The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.

Option 4 – Income - Amount Certain:

—	We will pay installments of a specified amount until the proceeds together with interest are paid in full.
—	We will credit interest at a rate of not less than [2.5]% compounded annually.

Option 5 – Income - Life:

—	We will pay installments for the payee’s lifetime.
—	We will make payments for at least a specified guaranteed number of installments.
—	The amount of each installment will depend on the adjusted age and gender of the payee at the time the first payment is due.
—

We determine the adjusted age by calculating the age at the payee’s nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
Prior to 2011	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Tax Consequences. Even if the Death Benefit Amount Payable under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the Death Benefit Amount Payable after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

Dollar Cost Averaging

Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the dollar cost averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. If on any transfer date the amount remaining in the fixed account is less than the amount

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designated to be transferred, the entire balance will be transferred out of the fixed account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may modify or revoke the dollar cost averaging program at any time. There is no charge for participating in the dollar cost averaging program. We do not assess transfer fees on dollar cost averaging transfers.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The Automatic Asset Rebalancing Program may not be used to transfer amounts into and out of the fixed account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your initial premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the fixed account in the rebalancing.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the Business Day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

We may suspend or modify AAR at any time.

Subaccount Unit Value

The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the variable account’s financial statements. The unit value may increase or decrease from one Business Day to the next.

The unit value of any subaccount at the end of a Business Day is calculated as:

A x B, where:

“A” is the subaccount’s unit value for the end of the immediately preceding Business Day; and

“B” is the net investment factor for the end of the most current Business Day.

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The net investment factor is an index we use to measure the investment performance of a subaccount from one Business Day to the next. Each subaccount has a net investment factor for each Business Day that may equal or be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Business Day by the following formula:

X Y	– Z

“X” equals:

1.	the net asset value per portfolio share held in the subaccount at the end of the current Business Day; plus
2.	the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Business Day; minus
3.	the per share amount of any capital loss distribution on shares held in the subaccount during the current Business Day; minus
4.	the per share amount of any taxes or any amount set aside during the Business Day as a reserve for taxes.

“Y” equals the net asset value per portfolio share held in the subaccount as of the end of the preceding Business Day.

“Z” equals the daily equivalent of the annual mortality and expense risk charge for the Business Day times the number of days since the last Business Day. The mortality and expense risk charge is deducted from each subaccount on each Business Day.

Additional Information about Farmers and the Variable Account

Farmers New World Life Insurance Company (“Farmers”), is the stock life insurance company issuing the Policy. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers’ general account supports the fixed account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Financial Services, a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts.

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Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Policy and the variable account, including the processing of all premium payments, loans, requests for transfers, partial surrenders, and full surrenders, and the calculation of accumulation unit values for each Policy and the variable account.

Distribution of the Policies

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301-2054. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the FINRA (formerly known as the NASD, Inc.) and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. Prior to the date that sales of the Policies began, FFS received sales commissions with respect to the other variable life insurance policies supported by the variable account in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2005	$10,057,184	0
2006	$11,939,011	0
2007	$12,886,647	0
2008	$10,951,368	0

* Includes sales commissions paid to FFS for other variable life insurance policies issued by Farmers.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately $2,021,824 in commissions in 2008.

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We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2008, we paid FFS’s sales representatives and district managers $3,006,822.49 in bonus compensation for their sales of our other variable life insurance policies supported by the variable account.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

Reports to Owners

At least once each year, or more often as required by law, we will mail to owners at their last known address a report showing at least the following information as of the end of the report period:

g the current face amount	g any loans since the last report
g the current Death Benefit Amount Payable	g premiums paid since the last report
g the Contract Value	g all deductions since the last report
g the Cash Surrender Value	g any outstanding loan amount

You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the fixed account.

Policy owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial surrenders, loans, and full surrenders. Scheduled financial transactions may be confirmed using quarterly statements.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the fixed account.

Legal Matters

Legal matters with respect to our organization, our authority to issue variable life insurance policies, and the validity of the Policies has been passed upon by Brian F Kreger, Vice President, Corporate Secretary, and General Counsel.

Experts

The financial statements and schedules of Farmers New World Life Insurance Company as of December 31, 2008 and 2007, and for each of the three years ended December 31, 2008 (prepared in conformity with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington as described in Note 1 of the financial statements), and the financial statements of Farmers Variable Life Separate Account A as of December 31, 2008 and for each of the two periods ended December 31, 2008 included in this SAI have been so included in reliance on report of PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 1900, Seattle, Washington 98101, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2008 and 2007, and for each of the three years ended December 31, 2008, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Report of Independent Auditors, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2008 and for the two periods then ended, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

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Index to Financial Statements

Farmers New World Life Insurance Company

Report of Independent Auditors

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2008 and 2007

Statutory Statements of Operations For the Years Ended December 31, 2008, 2007 and 2006

Statutory Statements of Changes in Capital and Surplus For the Years Ended December 31, 2008, 2007 and 2006

Statutory Statements of Cash Flows For the Years Ended December 31, 2008, 2007 and 2006

Notes to Statutory Financial Statements

Supplemental Schedule of Assets and Liabilities For the Year Ended December 31, 2008

Supplemental Summary Investment Schedule and Investment Risk Interrogatories For the Year Ended December 31, 2008

Farmers Variable Life Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2008

Statement of Operations For the Period Ended December 31, 2008

Statements of Changes in Net Assets For the Periods Ended December 31, 2008 and 2007

Notes to Financial Statements

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Farmers New World Life

Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements and

Supplemental Schedules

December 31, 2008 and 2007

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2008 and 2007

1

Report of Independent Auditors

To the Board of Directors and Stockholder of

Farmers New World Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.) (the “Company”) as of December 31, 2008 and 2007, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2008, 2007 and 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material; they are described in Note 1.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for the years ended December 31, 2008, 2007 and 2006.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years ended December 31, 2008, 2007 and 2006, on the basis of accounting described in Note 1.

Our audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities and the Summary Investment Schedule and Investment Risk Interrogatories (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2008 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2008 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 28, 2009

2

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2008 and 2007

(in thousands of dollars)	2008	2007
Admitted Assets
Bonds, at amortized cost (market value of $4,641,557 and $5,172,116)	$5,096,884	$5,199,748
Preferred stocks, at cost or amortized cost (market value of $10,857 and $22,687)	18,608	23,576
Common stocks (cost of $45,000 and $45,000)	1,988	28,524
Mortgage loans on real estate, net of allowance for uncollectible loans	47	74
Investment real estate
Properties held for the generation of income, net	53,891	58,761
Contract loans	275,336	263,006
Other invested assets	219,395	271,261
Receivables for securities	8,241	—
Cash, cash equivalents and short-term investments	188,844	387,224

Total cash and invested assets	5,863,234	6,232,174

Accrued investment income	64,573	62,786
Deferred and uncollected premiums	118,639	127,401
Other assets	53,478	43,591
Current federal income tax recoverable and interest thereon	—	23
Net deferred tax asset (Note 12)	28,772	29,525
Electronic data processing equipment, net of depreciation	64	101
Separate accounts	316,799	491,909

Total admitted assets	$6,445,559	$6,987,510

Liabilities
Aggregate reserves for life and annuity policies	$4,930,493	$4,887,461
Aggregate reserves for accident and health policies	1,074	652
Contract claims	44,946	43,117
Liability for deposit-type contracts	450,490	442,306
Funds held under coinsurance	—	27,670
General expenses due and accrued	27,009	27,012
Taxes, licenses, and fees due and accrued	5,749	5,592
Current federal and foreign income taxes	4,062	—
Unearned investment income	586	619
Amounts withheld or retained by the Company as agent or trustee	638	766
Amounts held for agents’ account	6,042	6,409
Remittances and items not allocated	14,288	10,590
Asset valuation reserve (Note 3)	—	50,442
Interest maintenance reserve (Note 3)	21,700	28,426
Securities lending collateral liability	2,918	262,427
Other liabilities	65,596	60,857
Separate accounts	316,799	491,909

Total liabilities	5,892,390	6,346,255

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized; 6,600,000 shares issued and outstanding at December 31, 2008 and 2007, respectively)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Unassigned surplus	543,370	631,456

Total capital and surplus	553,169	641,255

Total liabilities and capital and surplus	$6,445,559	$6,987,510

The accompanying notes are an integral part of these statutory financial statements.

3

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2008, 2007 and 2006

(in thousands of dollars)	2008	2007	2006
Revenues
Premiums and annuity considerations	$623,848	$647,297	$659,505
Net investment income, excluding realized gains and losses	315,404	325,614	326,190
Amortization of interest maintenance reserve	20,630	5,232	6,771
Commissions and expense allowances on reinsurance ceded	120,562	109,596	77,241
Reserve adjustments on reinsurance ceded	(51,505)	(77,795)	(70,150)
Other	11,747	11,662	21,128

Total revenues	1,040,686	1,021,606	1,020,685

Benefits and expenses
Death and other benefits	219,397	223,837	196,900
Surrender benefits and other fund withdrawals	286,858	269,650	242,501
Interest on policy or contract funds	21,233	22,353	22,855
Increase in aggregate reserves	41,614	20,648	62,035
Commissions	88,099	97,469	93,863
General insurance expenses	176,684	171,636	150,611
Taxes, licenses, and fees	21,658	20,173	19,664
Increase in loading on deferred and uncollected premiums	273	455	1,657
Transfers to separate accounts	10,867	45,674	44,632
Aggregate write-ins for deductions	31	12,234	—

Total benefits and expenses	866,714	884,129	834,718

Net gain from operations before federal income taxes and realized capital gains/(losses)	173,972	137,477	185,967

Federal income taxes	41,201	47,673	59,533

Net gain from operations before realized capital gains/(losses)	132,771	89,804	126,434

Net realized capital gains/(losses), less capital gains/(losses) taxes of $7,795, $(3,881) and $(6,615) and transfers to interest maintenance reserve of $13,904, $(2,624) and $(3,135) at December 31, 2008, 2007 and 2006, respectively	(108,727)	8,141	15,765

Net income	$24,044	$97,945	$142,199

The accompanying notes are an integral part of these statutory financial statements.

4

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2008, 2007 and 2006

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus
Balances at December 31, 2005	$6,600	$3,199	$614,434	$624,233

Net income	—	—	142,199	142,199
Change in net unrealized capital losses	—	—	(2,251)	(2,251)
Change in net deferred taxes	—	—	(15,412)	(15,412)
Change in non admitted assets	—	—	32,133	32,133
Change in asset valuation reserve	—	—	(5,730)	(5,730)
Change in surplus as a result of reinsurance	—	—	(6,620)	(6,620)
Dividend to stockholder	—	—	(100,000)	(100,000)

Balances at December 31, 2006	6,600	3,199	658,753	668,552

Net income	—	—	97,945	97,945
Change in net unrealized capital losses	—	—	6,234	6,234
Change in net deferred taxes	—	—	1,285	1,285
Change in non admitted assets	—	—	18,357	18,357
Change in asset valuation reserve	—	—	(21,636)	(21,636)
Change in surplus as a result of reinsurance	—	—	(4,482)	(4,482)
Dividend to stockholder	—	—	(125,000)	(125,000)

Balances at December 31, 2007	6,600	3,199	631,456	641,255

Net income	—	—	24,044	24,044
Change in net unrealized capital losses	—	—	(61,645)	(61,645)
Change in net deferred taxes	—	—	29,841	29,841
Change in non admitted assets	—	—	(40,296)	(40,296)
Cumulative effect of change in accounting principle	—	—	1,168	1,168
Change in reserve on account of change in valuation basis	—	—	(968)	(968)
Change in asset valuation reserve	—	—	50,442	50,442
Dividend to stockholder	—	—	(89,800)	(89,800)
Aggregate write-ins for gains and losses in surplus	—	—	(872)	(872)

Balances at December 31, 2008	$6,600	$3,199	$543,370	$553,169

The accompanying notes are an integral part of these statutory financial statements.

5

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

Years Ended December 31, 2008, 2007 and 2006

(in thousands of dollars)	2008	2007	2006
Cash from operations
Premiums collected net of reinsurance	$629,785	$651,305	$659,841
Net investment income	322,513	341,185	350,518
Miscellaneous income	132,309	121,258	98,369

Cash provided by operating activity	1,084,607	1,113,748	1,108,728

Benefits and loss related payments	552,898	599,755	521,714
Net transfers to separate accounts	(826)	49,715	50,205
Commissions, expenses paid and write-ins	295,105	290,826	270,716
Federal and foreign income taxes paid	44,911	41,544	56,419

Cash used in operating activities	892,088	981,840	899,054

Net cash from operations	192,519	131,908	209,674

Cash from investments
Bonds	559,305	1,070,566	1,122,070
Common and preferred stocks	—	15,777	39,584
Mortgage loans	27	86	266
Other invested assets	18,555	8,360	7,037
Net gains on cash, cash equivalents and short-term investments	620	11,433	308
Miscellaneous proceeds	6,779	13,616	10,963

Cash provided by investing activities	585,286	1,119,838	1,180,228

Bonds	536,495	876,616	1,196,185
Common and preferred stocks	—	59,210	186
Real estate	654	611	1,389
Other invested assets	12,603	163,756	58,802
Miscellaneous applications	9,046	178	—

Cash paid for investing activities	558,798	1,100,371	1,256,562

Net increase (decrease) in contract loans and premium notes	12,330	7,607	(1,214)

Net cash from investments	14,158	11,860	(77,548)

Cash from financing and miscellaneous sources
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	10,707	(1,915)	(13,405)
Dividend to stockholder	(89,800)	(125,000)	(100,000)
Other cash provided	(325,964)	(70,224)	35,992

Net cash paid for financing and miscellaneous sources	(405,057)	(197,139)	(77,413)

Net change in cash, cash equivalents and short-term investments	(198,380)	(53,371)	54,713

Cash, cash equivalents and short-term investments
Beginning of year	387,224	440,595	385,882

End of year	$188,844	$387,224	$440,595

The accompanying notes are an integral part of these statutory financial statements.

6

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

1.	Summary of Significant Accounting Policies

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Financial Services Group (“ZFS”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges” or the “P&C Group”).

In December 1988, BATUS Inc. (“BATUS”) a subsidiary of B.A.T. Industries p.l.c. (“B.A.T.”), acquired 100% ownership of FGI and its subsidiaries for approximately $5,212,619,000 in cash, including related expenses, through its wholly owned subsidiary, BATUS Financial Services. Immediately thereafter, BATUS Financial Services was merged into FGI.

In September 1998, the financial services businesses of B.A.T., which included the Company, were merged with Zurich Insurance Company (“ZIC”). The business of ZIC and the financial services businesses of B.A.T. were transferred to Zurich Group Holding (“ZGH”), a Swiss company with headquarters in Zurich, Switzerland.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional whole life, universal life and variable universal life, as well as term life insurance products. Additionally, the Company offers flexible and single premium deferred annuities, single premium immediate annuities, and variable annuity products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2008, this network consisted of approximately 14,209 direct writing agents and approximately 515 district managers, each of whom is an independent contractor.

Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expenses to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

7

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Office of Insurance Commissioner of the State of Washington (“OIC”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC recognizes only statutory accounting practices prescribed or permitted by the State of Washington for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The OIC has adopted certain prescribed accounting practices which differ from those found in the NAIC SAP. Specifically, the requirement to nonadmit investments in foreign countries with certain sovereign debt ratings as stated in the Revised Code of Washington (“RCW”) 48.13.180. The NAIC SAP does not specifically address the accounting for these types of investments.

The Commissioner of Insurance of the OIC has the right to permit other specific practices which deviate from prescribed practices. The Company had adopted a permitted practice which differs from those found in the RCW as of December 31, 2008; specifically, the requirement to nonadmit real property in excess of limitations as stated in the RCW 48.13.170. With explicit permission of the Commissioner of Insurance of the OIC, the Company held real estate as admitted assets beyond the five year stated limitation for disposition of real estate acquired through foreclosure.

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed or permitted by the OIC is shown below as of December 31, 2008 and 2007. The practices prescribed or permitted by the OIC did not have an impact on net income.

(in thousands of dollars)	2008	2007
Capital and surplus per Annual Statement	$551,476	$641,255

OIC prescribed practice (RCW 48.13.180) Foreign Investments	5,052	5,062
OIC permitted practice (RCW 48.13.170) Real estate	3,522	3,592

Net change	8,574	8,654

Capital and surplus, NAIC SAP	$560,050	$649,909

8

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Statutory accounting practices differ from accounting principles generally accepted in the United States of America (“GAAP”) in the following respects:

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair market value or amortized cost based upon management’s intent as to whether bonds are available for sale or will be held until maturity.

Fair values of investments in bonds and preferred stocks are based on values specified by the NAIC, where available, rather than on actual market values or estimated fair values. Changes between cost and admitted asset investment amounts are credited and charged directly to unassigned surplus rather than net of amortization and tax, to a separate component of stockholder’s equity and other comprehensive income.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience.

GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold; for interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium-paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, premiums are recognized as revenues when due. For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed

9

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Reinsurance reserves and reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively. Under GAAP, these reinsured amounts are reflected as an asset.

Federal Income Taxes

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be realized within one year of the balance sheet date, or a maximum of 10% of statutory capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with the domiciliary state commissioner adjusted to exclude any admitted net deferred tax assets, electronic data processing equipment and operating system software and any net positive goodwill. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders’ equity. Additionally, under GAAP, deferred income tax assets are reduced by a valuation allowance if it is more likely than not than some portion or all of the deferred tax assets will not be realized.

Nonadmitted Assets

Certain assets are considered nonadmitted assets for statutory purposes and any changes in such assets are credited or charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Statement of Cash Flows

The statutory basis statement of cash flows is presented as required and differs from the GAAP presentation.

Reconciliation of Statutory Basis to GAAP Basis Accounting

The Company did not prepare financial statements on a GAAP basis in 2008; therefore, no reconciliation for the year ended December 31, 2008 has been prepared. A reconciliation of the Company’s statutory net income to GAAP net income and statutory capital and surplus to GAAP shareholder’s equity for the years ended December 31, 2007 and 2006 is as follows:

(in thousands of dollars)	2007	2006
Capital and Surplus
As reported on a statutory basis	$641,255	$668,552
Total adjustments	969,101	874,328

As reported on a GAAP basis	$1,610,356	$1,542,880

(in thousands of dollars)	2007	2006
Income Statement
As reported on a statutory basis	$97,945	$142,199
Total adjustments	91,195	12,233

As reported on a GAAP basis	$189,140	$154,432

10

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Separate Accounts

The Company issues variable universal life (“VUL”) and deferred variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company. As of December 31, 2008, there were 37 sub-accounts available for the variable universal life products, 48 sub-accounts available for variable annuity, 35 sub-accounts available for Farmers EssentialLife VUL and 23 sub-accounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated objectives.

The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•

Reserves for life insurance are based on the American Experience, 1941, 1958, 1980 or 2001 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 2.25% to 6.00%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC.

11

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

•

Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.00% to 7.25%.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.75%.

•

Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A or Annuity 2000 mortality tables with interest rates from 3.00% to 4.50%.

•

Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other policies, substandard lives are charged an extra premium plus the regular gross premium for the actual issue age or, in some cases, for the rated issued age. Mean reserves are determined by computing the regular mean reserve for the plan based on the actual or rated age and holding, in addition, one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2008 and 2007, the Company had approximately $11,367,701,000 and $11,973,696,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2008 and 2007 was approximately $405,000 and $764,000, respectively.

12

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. All security transactions are recorded on a trade date basis. Investments are recorded on the following bases:

•

Bonds – at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a retrospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method except for high-risk securities, which use the prospective method. The Company uses the retrospective method and has elected to use book value as of January 1, 1994, as the cost for loan-backed securities purchased prior to January 1, 1994, where historical cash flows are not readily available.

•

Preferred stocks – Preferred stocks with NAIC designations of 1 through 3 with characteristics of debt securities are reported at cost or amortized cost. Preferred stocks with NAIC designations of 1 to 3 with characteristics of equity securities are reported at cost. All other preferred stocks are reported at the lower of cost, amortized cost or fair market value based on the audited statutory equity of the entity’s financial statements.

•	Common stocks – The Company has sole ownership in a subsidiary, Leschi Life Assurance Company, which was capitalized on January 2, 2007. It is accounted for under the equity method.

•

Mortgage loans – at the aggregate unpaid balance. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, as a practical expedient, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company had no impaired loans as of December 31, 2008 and 2007. The maximum percentage of any one loan to the value of the security at the origination date of the loan is 75%.

•

Real estate, including related improvements – at the lower of depreciated cost or market. Depreciation is provided on a straight-line basis over 30 years, which is the estimated life of the properties. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Accumulated depreciation for real estate as of December 31, 2008 and 2007 was approximately $21,531,000 and $19,115,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to the estimated fair value with the impairment loss being included in realized losses. Impairment losses are based upon

13

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. In September 2008, the Company classified the Rocklin real estate investment property as held for sale. As a result, a loss of $3,109,000 was recognized to carry it at market value. Real estate held for the production of income is appraised at least once every five years.

•	Contract loans – at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets – These balances consist of the Company’s investment in joint ventures, hedge funds, partnerships and call options.

•

Joint ventures, hedge funds and partnerships – The Company’s investment in joint ventures, hedge funds and partnerships are reported based upon the Company’s proportionate share of the underlying equity of the investee with changes in value being recorded as a component of net unrealized gains or losses in surplus.

•

Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) call options are purchased as economic hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as unrealized gains or losses. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts. The call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. The annuities were written based on a 7-year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e. payment of interest to the policyholder at the end of the investment term and maturity of the S&P 500 call option) for each annuity is generally expected to occur in 7 years or less.

•	Short-term investments – at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on one of the following: 1) net book value of individual investment, or 2) the cost of the individual security. The unrealized gains or losses on common stocks and preferred stocks are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment is considered to be other than temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. Fair value is based on NAIC designated values or quoted market prices.

14

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due is nonadmitted. Nonadmitted investment income due and accrued that was excluded from surplus as of December 31, 2008 and 2007 was $0 and $74,000, respectively.

Federal Income Taxes

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be realized within one year of the balance sheet date or a maximum of 10% of statutory capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with the domiciliary state commissioner adjusted to exclude any admitted net deferred tax assets, electronic data processing equipment and operating system software and any net positive goodwill.

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. Rental expense for 2008, 2007 and 2006 was approximately $2,834,000 for all years, respectively. See Note 15 for discussion of lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, an admitted asset, is calculated using the straight-line basis over 3 years. Accumulated depreciation on electronic data processing equipment as of December 31, 2008 and 2007 was approximately $577,000 and $1,688,000, respectively.

Depreciation expense on admitted assets was approximately $50,000, $40,000 and $112,000 for each year ended December 31, 2008, 2007 and 2006, respectively, and has been included in general expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various A.M. Best rated reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter, for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

15

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Change in Valuation Basis

In 2008, the Company changed the methodology used to calculate CRVM expense allowances on its ordinary life business from continuous functions to discounted continuous functions. The impact of this change on the Company’s reserves for periods ending December 31, 2007 and prior was $968,000.

The Company changed the methods used to calculate the advance and deferred premiums on its ordinary life business. Advance premiums were being calculated as in advance of the next mode due date and was changed to in advance of the next anniversary due date to be in full compliance with SSAP No. 51. The change in the advance premium calculation necessitated a change in the calculation of deferred premiums as well, so that deferred premiums are now net of any deferred premiums paid. The changes were made as a result of the most recent financial condition examination conducted by the State of Washington Office of Insurance Commissioner. The impact on the Company’s surplus for periods ending December 31, 2007 and prior is $1,168,245.

Statements of Cash Flows

For purposes of the statement of cash flows, cash and short-term investments include cash and investments, principally money market funds, with remaining maturities at date of purchase of 12 months or less.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year’s presentation. These reclassifications have no effect on net income or capital and surplus as previously reported.

2.	Investments

The components of investment income by type of investment for the years ended December 31, 2008, 2007 and 2006 are as follows:

(in thousands of dollars)	2008	2007	2006
Bonds	$290,502	$296,678	$301,542
Preferred stocks	1,353	1,366	1,666
Common stocks	—	—	74
Mortgage loans on real estate	5	10	24
Investment real estate	8,024	7,426	10,469
Contract loans	20,373	19,493	19,403
Short-term investments	2,429	3,898	4,372
Other	4,071	11,440	5,445

Gross investment income	326,757	340,311	342,995
Less: Investment expenses	(11,353)	(14,697)	(16,805)

Net investment income	$315,404	$325,614	$326,190

In 2008, 2007 and 2006, the Company’s investment expense included fees of approximately $153,000, $377,000 and $422,000, respectively, to its parent company, FGI.

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $1,451,000, $1,464,000 and $1,510,000, respectively, to Deutsche Asset Management.

16

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $117,000, $212,000 and $241,000, respectively, to Zurich Investment Services.

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $1,213,000, $1,586,000 and $1,406,000, respectively, to Zurich Group Investments.

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $1,211,000, $176,000 and $0, respectively, to Zurich Alternative Asset Management.

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $495,000, $432,000 and $346,000, respectively, to Prudential Private Placement Investors, L.P.

In 2008, 2007 and 2006, the Company’s investment expenses included fees of approximately $385,000, $352,000 and $487,000, respectively, to BlackRock, Inc.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2008, 2007 and 2006 are as follows:

(in thousands of dollars)	2008	2007	2006
Bonds	$(70,157)	$(3,770)	$(4,091)
Preferred stocks	(4,680)	(171)	1,140
Common stocks	—	—	6,694
Short-term investments	29	(3)	(46)
Investment real estate	(1,418)	1,646	1,602
Other	(10,802)	3,934	716

	(87,028)	1,636	6,015
Transfer to interest maintenance reserve	(13,904)	2,624	3,135
Add: Tax benefit (expense) on net realized losses (gains)	(7,795)	3,881	6,615

	$(108,727)	$8,141	$15,765

Impairment losses included in realized gains and losses above, for the years ended December 31, 2008, 2007 and 2006 are as follows:

(in thousands of dollars)	2008	2007	2006
Bonds	$(91,863)	$—	$(193)
Preferred stocks	(4,680)
Investment real estate	(3,109)	—	—
Other	(8,689)	—	—

	$(108,341)	$—	$(193)

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a monthly basis, identifies securities in an unrealized position that could potentially be other-than-temporarily impaired.

The Company believes that the prices of the securities in the sectors identified in the following tables were temporarily depressed as of December 31, 2008 and 2007, due to the issuers

17

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

continued satisfaction of the securities obligations in accordance with their contractual terms and the expectation that they will continue to do so, and management’s intent and ability to hold these securities for a period of time sufficient to allow for the recovery of any unrealized loss.

Unrealized Gains and Losses on Common Stock

Gross unrealized gains and losses pertaining to common stock as of December 31, 2008 and 2007 are as follows:

(in thousands of dollars)	Gains	Losses	Net
2008
Common stock
Industrial and miscellaneous (affiliated)	$—	$(43,012)	$(43,012)

Total common stock	$—	$(43,012)	$(43,012)

2007
Common stock
Industrial and miscellaneous (affiliated)	$—	$(16,476)	$(16,476)

Total common stock	$—	$(16,476)	$(16,476)

Unrealized Gains and Losses on Bonds and Redeemable Preferred Stocks

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds and preferred stocks as of December 31, 2008 and 2007 are as follows:

(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2008
Bonds
U.S. governments	$74,415	$13,323	$(10)	$87,728
Debt securities issued by foreign government	699	75	—	774
Political subdivisions of states, territories and possessions (direct and guaranteed)	13,912	263	—	14,175
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	913,330	34,178	(1,645)	945,863
Public utilities (unaffiliated)	333,190	3,316	(25,535)	310,971
Industrial and miscellaneous (unaffiliated)	3,761,338	37,155	(516,447)	3,282,046

Total bonds	5,096,884	88,310	(543,637)	4,641,557

Redeemable preferred stocks
Industrial and miscellaneous (unaffiliated)	18,608	—	(7,751)	10,857

Total redeemable preferred stocks	18,608	—	(7,751)	10,857

Total bonds and redeemable preferred stocks	$5,115,492	$88,310	$(551,388)	$4,652,414

18

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2007
Bonds
U.S. governments	$127,139	$5,087	$(8)	$132,218
Debt securities issued by foreign government	699	21	—	720
Political subdivisions of states, territories and possessions (direct and guaranteed)	4,170	405	—	4,575
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	903,862	21,282	(6,699)	918,445
Public utilities (unaffiliated)	313,565	1,990	(7,640)	307,915
Industrial and miscellaneous (unaffiliated)	3,850,313	53,022	(95,092)	3,808,243

Total bonds	5,199,748	81,807	(109,439)	5,172,116

Redeemable preferred stocks
Industrial and miscellaneous (unaffiliated)	23,576	251	(1,140)	22,687

Total redeemable preferred stocks	23,576	251	(1,140)	22,687

Total bonds and redeemable preferred stocks	$5,223,324	$82,058	$(110,579)	$5,194,803

Unrealized Losses on Fixed Maturities and Equity Securities

Estimated fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2008 and 2007 were as follows:

	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
(in thousands of dollars)
2008
Fixed maturities
Bonds
U.S. governments	$905	$(10)	$—	$—
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	15,747	(261)	123,416	(1,384)
Public utilities (unaffiliated)	147,019	(9,580)	95,022	(15,954)
Industrial and miscellaneous (unaffiliated)	1,449,587	(166,405)	1,261,212	(350,043)

Total bonds	1,613,258	(176,256)	1,479,650	(367,381)

Redeemable preferred stocks
Industrial and miscellaneous (unaffiliated)	1,057	(1,107)	9,721	(6,644)

Total redeemable preferred stocks	1,057	(1,107)	9,721	(6,644)

Total fixed maturities	$1,614,315	$(177,363)	$1,489,371	$(374,025)

Equity securities
Industrial and miscellaneous (affiliated)	$—	$—	$1,988	$(43,012)

Total equity securities	$—	$—	$1,988	$(43,012)

19

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
(in thousands of dollars)
2007
Fixed maturities
Bonds
U.S. governments	$—	$—	$2,224	$(8)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	25,965	(304)	266,318	(6,395)
Public utilities (unaffiliated)	35,667	(882)	176,040	(6,758)

Industrial and miscellaneous (unaffiliated)	508,047	(27,360)	1,590,237	(67,732)

Total bonds	569,679	(28,546)	2,034,819	(80,893)

Redeemable preferred stocks
Industrial and miscellaneous (unaffiliated)	15,302	(1,140)	—	—

Total redeemable preferred stocks	15,302	(1,140)	—	—

Total fixed maturities	$584,981	$(29,686)	$2,034,819	$(80,893)

Equity securities
Industrial and miscellaneous (affiliated)	$28,524	$(16,476)	$—	$—

Total equity securities	$28,524	$(16,476)	$—	$—

As of December 31, 2008, fixed maturities represented more than 93% of the Company’s total unrealized loss amount, which was comprised of 544 securities. The remaining portion of the Company’s total unrealized loss amount was attributed to one equity security and other invested assets. The Company held 141 securities that were in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 306 securities, of which 46.6%, or $751,940,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities with an unrealized loss of approximately $374,025,000 for 12 months or more as of December 31, 2008 were comprised of 238 securities. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2008.

20

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Maturities of Bonds and Preferred Stocks

The amortized cost and estimated fair value of bonds and preferred stocks, by contractual maturity, as of December 31, 2008 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

(in thousands of dollars)	Amortized Cost	Estimated Fair Value
Due in 1 year or less	$143,067	$141,119
Due after 1 year through 5 years	782,055	750,978
Due after 5 years through 10 years	1,094,140	980,554
Due after 10 years	1,003,071	923,341

	3,022,333	2,795,992

Mortgage-backed securities	2,074,551	1,845,565
Preferred stocks	18,608	10,857

	$5,115,492	$4,652,414

Sales of Bonds, Preferred Stocks and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds, preferred stocks and common stocks for the years ended December 31, 2008, 2007 and 2006 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds
2008
Bonds	$29,394	$(8,032)	$215,605
Preferred stocks	—	—	—

	$29,394	$(8,032)	$215,605

2007
Bonds	$6,389	$(11,830)	$588,712
Preferred stocks	5	—	2,705

	$6,394	$(11,830)	$591,417

2006
Bonds	$3,892	$(9,832)	$817,009
Preferred stocks	$1,140	$—	$11,115
Common stocks	7,029	(334)	27,858

	$12,061	$(10,166)	$855,982

Bonds with an amortized cost of approximately $3,923,000 and $3,926,000 were on deposit with regulatory authorities at December 31, 2008 and 2007, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,718,000 and $4,306,000 as of December 31, 2008 and 2007, respectively.

21

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

The Company held a $75,000,000 Mount Rosa/Mount Evans bond; at par, as issued by the Mount Rosa 1 LTD, an Isle of Man exempted company, and Mount Evans Funding Limited Liability Company, a Delaware limited liability company. Both Mount Rosa 1 LTD and Mount Evans Funding Limited Liability Company are not affiliated companies; however, in this special purpose vehicle bond, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The bond maturity date was December 27, 2031. The coupon rate for this bond was 7.24% and interest was paid semi-annually. The Issuer redeemed the $75,000,000 bond in December, 2008 and the Company realized a $26,396,000 gain on the redemption.

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. The bond maturity date is July 17, 2033. The coupon rate for this bond is 6.15% and interest is paid semi-annually. The Company earned approximately $923,000, $923,000 and $921,000 of interest income in 2008, 2007 and 2006, respectively. The total market value of the bond was approximately $18,896,000 and $15,463,000 as of December 31, 2008 and 2007, respectively.

3.	Statutory Investment Valuation Reserves

The tables below present changes in the major elements of the AVR and the IMR:

(in thousands of dollars)	AVR	IMR
Balances as of December 31, 2006	$28,806	$36,282
Realized investment gains (losses), net of tax	3,688	(2,624)
Amortization of net investment gains	—	(5,232)
Unrealized investment gains, net of deferred tax	34,937	—
Basic contribution	3,956	—
Reserve objective over accumulated balances at 20%	(4,955)	—
Adjustment down to maximum/up to zero	(15,990)	—

Balances as of December 31, 2007	50,442	28,426

Realized investment gains (losses), net of tax	(70,437)	13,904
Amortization of net investment gains	—	(20,630)
Unrealized investment losses, net of deferred tax	(33,882)	—
Basic contribution	4,774	—
Reserve objective over accumulated balances at 20%	18,523	—
Adjustment down to maximum/up to zero	30,580	—

Balances as of December 31, 2008	$—	$21,700

The AVR requires reserves for default risk on bonds and preferred stocks, common stocks, mortgage loans on real estate and other investments. The IMR is designed to capture the realized gains and losses which result from changes in the overall level of interest rates and amortize such into income over the approximate remaining life of the investments sold. Changes in the AVR have been applied directly to unassigned surplus. Investment gains and losses, net of tax, added to the IMR are amortized to income over the remaining life of the investments sold.

22

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

4.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standard No.157, Fair Value Measurements (“SFAS 157”), which was issued by the Financial Accounting Standards Board in September 2006. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP and expands disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price).

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SFAS 157. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•

Level 1: Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasury securities, money market funds, certain mortgage backed securities, and exchange traded equity and derivative securities.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets;

c)	Inputs other than quoted market prices that are observable;

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

23

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2008 about the Company’s financial assets measured at fair value on a recurring basis:

(In thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at Fair Value:
Other Invested Assets:
Real Estate Joint Ventures - Unaffiliated			$104,912	$104,912
Other Joint Ventures - Unaffiliated			67,263	67,263

Sub-Total			$172,175	$172,175

Aggregate Write-Ins for Investment Assets:
Derivative Instruments			248	248

Aggregate Write-Ins for Other Than Invested Assets:
Securities Lending Reinvestment	$2,610			2,610
Separate Accounts Assets	316,799			316,799

Total Assets at Fair Value				$491,832

Liabilities at Fair Value:
Aggregate Write-Ins for Other Than Invested Liabilities:
Securities Lending Collateral	$2,918			$2,918
Separate Accounts Liabilities	316,799			316,799

Total Liabilities at Fair Value				$319,717

Level 1 Financial Assets

Securities Lending Assets

$2.6 million or approximately 0.5% of the total assets reported at fair value are classified as Level 1. This amount represents the estimated fair value of the reinvested assets, using cash collateral received from the securities lending program, in reverse repurchase agreements priced daily by the tri-party bank, representing the Company and the counterparty.

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 primarily include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 1 Financial Liabilities

Securities Lending Liabilities

The securities lending liabilities represent the cash collateral received in connection with the Company’s securities lending program.

24

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Level 3 Financial Assets

Real Estate Joint Ventures – Unaffiliated

The fair value is calculated by the real estate joint venture General Partner(s) using a number of methodologies, which include but are not limited to, discounted cash flow analysis, capitalization of current or stabilized net operating income, replacement costs, and recent sales comparable in the market. The General Partner(s) also takes into consideration the financial condition and operating results of the investment, the nature of the investment, market information and other factors he/she deems appropriate. Due to the considerable judgment that is required in determining the fair value, amounts ultimately realized from each investment may vary significantly from the fair values presented.

Other Joint Ventures - Unaffiliated

Fair value is provided by the Fund Manager and/or their Fund Administrator and is generally based on quoted market prices. If quoted market prices are not available, fair value is determined based on other relevant factors including, but not limited to, dealer price quotations, price activity for equivalent instruments and valuation pricing models.

Derivative Instruments

The fair value in this category represents the options purchased on Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) to hedge the interest liability generated on the equity-indexed annuity product. The fair amount is computed internally using the Black-Scholes model under the “Asian” methodology.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following table summarizes the changes in assets classified as Level 3 for 2008. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(In thousands of dollars)	Balance at January 1, 2008:	Included in Surplus	Included in net income	Purchases, issuances and settlements	Balance at December 31, 2008
Other Invested Assets:
Real Estate Joint Ventures - Unaffiliated	$109,383	$(6,298)	$(1,272)	$3,099	$104,912

Other Joint Ventures - Unaffiliated	103,995	(22,457)	(6,002)	(8,273)	67,263

Aggregate Write-Ins for Investment Assets:

Derivative Instruments	4,443	(229)		(3,966)	248

25

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Assets Measured at Fair Value on a Non-recurring Basis

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet as of December 31, 2008. The following table summarizes the changes in assets measured at fair value on a non-recurring basis as of December 31, 2008:

(In thousands of dollars)	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds		$5,990	$1,344	$(5,305)
Preferred stock		78		(242)
Real Estate Property Held For Sale			5,931	(3,109)

Bonds

Bonds that are rated NAIC 6 are carried at the lower of cost or market value. Farmers New World Life had seven bonds with an NAIC rating of 6 as of December 31, 2008. The market value and amortized cost of these bonds were $4,202,716 and $5,758,931 respectively. The total unrealized losses associated with these bonds as of December 31, 2008 were $1,556,215. Bonds are also reviewed on a quarterly basis for impairments. If a corporate bond has been non-investment grade for twelve consecutive months, they are written down to the current market value and a loss is recognized. Three bonds were impaired as of December 31, 2008 for a total loss of $3,748,858. The market value of those bonds is $3,131,872 as of December 31, 2008.

One bond has been identified as a level 3, fair value measurements with unobservable inputs. The fair value was obtained through an independent broker’s opinion. There were no observable inputs available, thus classifying it as a level 3.

Preferred Stock

Preferred stocks with NAIC ratings of 4, 5 or 6 are valued at the lower of cost or market value. The unrealized loss as of December 31, 2008 for those securities was $241,998. Preferred stocks are also reviewed for impairments on a quarterly basis. If a preferred stock is non-investment grade for twelve consecutive months, it is written down to the current market value and a loss is recognized. There were no impairments of preferred stock as of December 31, 2008.

Real Estate Held for Sale

The fair value recorded as of December 31, 2008 was $5.9 million, as this property has been written down and is currently held for sale. The inputs of the measurements include judgments about market conditions and assumptions tied to macroeconomic factors. Discounted cash flow calculation, replacement cost analysis, income capitalization approach and comparable transaction analyses were employed to generate estimates of fair value. The Company chose to adopt the low end of a broad range of estimated fair values.

Fair Value of Financial Assets and Liabilities Recognized or Not in Balance Sheets

The fair value of financial instruments, to include assets and liabilities recognized or not recognized in the balance sheets, for which it is practicable to estimate fair value, are based on quoted market prices. In instances where quoted market prices are not available, fair values are based upon

26

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

estimates using discounted cash flows or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Certain insurance liabilities and other non-financial instruments have been excluded, such as the amount for the value associated with customer or agent relationships, the expected interest margin to be earned on future investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

The estimated carrying values and fair values of the Company’s financial instruments as of December 31, 2008 and 2007 are as follows:

	2008		2007
(in thousands of dollars)	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets
Bonds	$5,096,884	$4,641,557	$5,199,748	$5,172,116
Preferred stocks	18,608	10,857	23,576	22,687
Mortgage loans	47	55	74	83
Contract loans	275,336	275,336	263,006	263,006
Joint ventures and		—
partnerships	219,148	239,273	266,818	290,317
S&P 500 call options	247	247	4,443	4,443
Cash, cash equivalents and short-term investments	188,844	188,844	387,224	387,224
Separate accounts	316,799	316,799	491,909	491,909
Liabilities
Deferred annuities	1,615,948	1,585,101	1,684,556	1,642,227
Securities lending	—
collateral liability	2,918	2,918	262,427	262,427
Separate accounts	316,799	316,799	491,909	491,909

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2008 and 2007:

Bonds and preferred stocks

The estimated fair values of bonds and preferred stocks are valued in accordance with the NAIC’s Purposes and Procedures Manual of the Securities Valuation Office (“SVO”). In those instances where fair value is not available from the SVO then fair value is based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services, generally broker dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

27

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Mortgage loans

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality, and average maturity of the composite portfolio.

Contract loans

The carrying amounts of these items are a reasonable estimate of their fair market values because interest rates are generally variable and based on current market rates.

Joint ventures and partnerships

The estimated fair value of the joint ventures and partnerships is based on financial information received from the partnership management.

S&P 500 call options

The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

Cash, cash equivalents and short-term investments

The carrying amounts of these items are a reasonable estimate of their fair value.

Deferred annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

Securities lending

The estimated fair value of the securities lending collateral liability is valued in accordance with the value of the underlying investment holding, which are primarily bonds.

Separate accounts

Amounts are carried at market value of the underlying funds for financial statement purposes.

5.	Investment in Joint Ventures and Partnerships

The Company’s investments in joint venture and partnership interest amounted to approximately $219,148,000 and $266,818,000 as of December 31, 2008 and 2007, respectively.

As of December 31, 2008, the Company was committed to investing $148,182,000 in U.S. real estate investment trust (“REITs”) and partnerships. Of this amount, approximately $136,866,000 has been funded with a remaining commitment of $11,316,000.

6.	Related Parties

The Company is a subsidiary of FGI, an insurance holding company domiciled in the State of Nevada. As the parent company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

On January 2, 2007, the Company formed Leschi Life Assurance Company (“Leschi”), a wholly owned subsidiary. Leschi is a special purpose financial captive organized and incorporated under the laws of the State of South Carolina.

28

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

On November 1, 2005, the Company acquired three properties valued at $42,579,000 and formed WVGRR Properties LLC, a real estate holding company wholly owned by the Company. In exchange, the Company paid cash in the amount of $18,195,000 and also assumed the debt on the three properties in the amount of $24,384,000. As of December 31, 2008, the statement value for WVGRR Properties LLC is $11,925,000.

The Company entered into a modified coinsurance agreement (the “Agreement”) on December 1, 2003 with Kemper Investors Life Insurance Company (“KI”). KI is an Illinois domiciled stock life insurance company. Initially, the Company ceded to KI all existing Non-Qualified Individual Flexible Payment Deferred (“NQ-FPDA”) and Non-Qualified Individual Single Premium Deferred (“NQ-SPDA”) annuities, totaling approximately 36% of the Company’s annuity business. In exchange, the Company received an initial commission of approximately $36,500,000. No portion of the assets constituting the consideration is being ceded to KI. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities will be ceded to KI. The Company has a management and service agreement with KI to provide services reasonably necessary pursuant to this Agreement.

The Agreement with KI does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for all annuities ceded; therefore, a credit exposure exists to the extent that KI does not meet its obligations under the agreement. Failure of KI to honor its obligation could result in a loss to the Company.

FGI has an agreement with the Company to provide sales and marketing services, as well as human resource, information technology, real estate, tax and payroll, investments, purchasing, warehousing, corporate legal, internal audit and communication services. Fees charged to the Company by FGI for sales, marketing and other services were approximately $44,466,000, $43,592,000 and $37,613,000 for the years ended December 31, 2008, 2007 and 2006, respectively, and are expensed as incurred. In 2004, the Company transitioned its information technology services to FGI, which resulted in information technology service charges of approximately $18,281,000, $15,388,000 and $14,581,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

MI Administrators, LLC is a wholly owned subsidiary of FIG Leasing and was formed on September 24, 2008 under laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with Washington state’s business and occupation regulations.

29

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

For the period ended December 31, 2008 and 2007, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2008	2007
Receivables from related parties
FGI	$—	$1,876
KI	1,053	698
Farmers Holding LLC	—	55
Farmers Insurance Exchange	—	9
Leschi	90	3
Farmers Insurance Company	—	1
Farmers Financial Services	8	—
MI Administrators	1	—

Total receivables from related parties	$1,152	$2,642

Payables to related parties
FGI	(5,866)	(16,708)
FIG Leasing	$(11)	$—

Total payables to related parties	$(5,877)	$(16,708)

Net payables to related parties	$(4,725)	$(14,066)

7.	Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income investments with maturities of less than 1 year. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $820,000, $557,000 and $322,000 in 2008, 2007 and 2006, respectively. The Company’s securities on loan as of December 31, 2008 and 2007 primarily consisted of U.S. Treasury and corporate fixed income securities and had an estimated fair value of approximately $2,854,000 and $258,477,000, respectively. The collateral as of December 31, 2008 and 2007 had an estimated fair value of approximately $2,610,000 and $262,427,000, net of impairment losses of $309,000 and $0, respectively.

8.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life and universal life policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Estimates are established for amounts deemed or estimated to be uncollectible. As of

30

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

December 31, 2008 and 2007, no amounts have been recorded in relation to uncollectible reinsurance balances. To minimize its exposure to significant losses from reinsurance insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

One of the Company’s reinsurers, Scottish Re, is experiencing financial difficulties. The Company terminated ceding new business to Scottish Re as of December 2006. The Company ceded life insurance reserves to Scottish Re and its subsidiary, Scottish Re Life Corporation (formerly known as ERC Life Reinsurance Corporation), of $304,000 and $38,138,000, during the years 2008 and 2007, respectively. No claims recoverables from Scottish Re and Scottish Re Life Corporation are past due to the Company. The Company regularly monitors reports of Scottish Re’s financial situation to evaluate the possibility of impairment of receivables from Scottish Re and Scottish Re Life Corporation.

Hannover Life Reassurance Company of America (“HLRUS”) has taken over the liabilities of Scottish Re with respect to the Farmers Life coinsurance agreement. The liabilities and obligations of Scottish Re under the Agreement were novated to HLRUS as of December 31, 2008. Hanover Re is an A rated company by AM Best.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for universal life and whole life policies and $1,000,000 per life for all other policies. The excess risk is reinsured with unaffiliated reinsurers.

The Company entered into a reinsurance agreement (the “Leschi Agreement”) on January 2, 2007 with Leschi, a wholly owned subsidiary. The Leschi Agreement requires the Company to cede, and Leschi to assume on an indemnity coinsurance basis, risks under certain term life insurance policies written by the Company. Premiums ceded to Leschi approximated $56,789,000 and $33,119,000 for the years ended December 31, 2008 and 2007, respectively.

Premiums assumed from unaffiliated companies approximated $21,461,000, $26,618,000 and $25,989,000 for the years ended December 31, 2008, 2007 and 2006, respectively. Premiums ceded to unaffiliated companies approximated $208,199,000, $214,589,000 and $194,813,000 for the years ended December 31, 2008, 2007 and 2006, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $21,330,000, $27,273,000 and $25,481,000 for the years ended December 31, 2008, 2007 and 2006, respectively. Claims ceded to unaffiliated companies were approximately $87,598,000, $80,728,000 and $52,387,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

The estimated amounts of aggregate reduction in surplus of termination of all reinsurance agreements, by either party, as of December 31, 2008, 2007 and 2006, were $66,645,000, $70,398,000 and $69,220,000, respectively.

9.	Surplus and Restrictions

Statutory surplus of approximately $546,569,000 and $634,655,000 as of December 31, 2008 and 2007, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2008 and 2007 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

31

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2009, 2008 and 2007 were $132,771,000, $89,804,000 and $126,434,000, respectively. Dividends are determined by the board of directors.

The Company declared an ordinary dividend of $39,800,000 that was paid to the Company’s sole shareholder and parent, FGI on October 20, 2008. On December 22, 2008 the Company paid an ordinary dividend to the Company’s sole shareholder in the amount of $50,000,000. The Company paid $125,000,000 and $100,000,000 in dividends to FGI in 2007 and 2006, respectively.

The NAIC requires life insurance companies to calculate a risk-based capital ratio (“RBC”). This RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise’s regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company’s ratios exceed the minimum regulatory requirements at December 31, 2008 and 2007. These ratios are not a required part of the financial statements and, therefore, were not subjected to the auditing procedures applied in the audit of the financial statements.

10.	Employees’ Retirement Plans

FGI sponsors a qualified, non-contributory defined benefit pension plan. Substantially all employees who have reached age 21 and rendered 1 year of service participate in the plan. The benefits are based on years of service and the employee’s compensation during the last 5 years of employment. FGI’s funding policy is to make sufficient contributions to the pension plan to fully provide for employees’ benefits at the time of retirement. In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants. The Company was allocated and contributed $3,600,000, $3,500,000 and $5,100,000 for pension costs (credits) for 2008, 2007 and 2006, respectively. Pension plan liabilities are only recorded by FGI.

11.	Employees’ Profit Sharing Plans

FGI and its subsidiaries have two profit sharing plans providing for cash payments to all eligible employees. The two plans, Cash Profit Sharing Plan and Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 15% of FGI and its subsidiaries’ consolidated annual pretax earnings, as adjusted.

The Deferred Profit Sharing Plan, limited to 10% of pretax earnings, as adjusted, or 15% of the salary or wage paid or accrued to the eligible employees, provides for an annual contribution by FGI and its subsidiaries to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan provides for annual cash distributions to eligible employees if certain criteria are met.

32

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

The Cash Profit Sharing Plan is limited to 5% of pretax earnings, as adjusted, or 5% of eligible employees’ salaries or wages paid or accrued.

The Company’s share of expenses under these plans for the years ended December 31, 2008, 2007 and 2006 was approximately $6,823,000, $6,814,000 and $6,605,000, respectively.

12.	Federal Income Taxes

The Company files a consolidated federal income tax return with FGI and its subsidiaries. These entities include the following:

FGI (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Prematic Service Corporation California

Prematic Service Corporation Nevada

Farmers Value Added, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

Leschi

The method of allocation between the companies is subject to a written agreement, which has been approved by the board of directors. Allocation is based upon separate return calculations with credit for net losses. Intercompany tax balances are settled annually within 45 days after the filing date of the consolidated federal income tax return.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company has calculated deferred taxes as of December 31, 2008 and 2007 as follows:

(in thousands of dollars)	2008	2007
Gross deferred tax assets	$254,907	$231,539
Gross deferred tax liabilities	(47,322)	(57,408)

Net deferred tax asset	207,585	174,131
Deferred tax asset nonadmitted	(178,813)	(144,606)

Net admitted deferred tax asset	$28,772	$29,525

Change in nonadmitted asset	$(34,207)	$25,103

33

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

Current income taxes incurred for the years ended December 31, 2008, 2007 and 2006 consisted of the following major components:

(in thousands of dollars)	2008	2007	2006
Current income tax expense	$50,481	$48,931	$60,597
Prior year adjustments	(9,280)	(1,258)	(1,064)

Current federal income tax incurred	41,201	47,673	59,533
Tax on realized capital gains (losses)	7,795	(3,881)	(6,615)

Total current federal income tax incurred	$48,996	$43,792	$52,918

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2008 and 2007 were as follows:

(in thousands of dollars)	2008	2007
Deferred tax assets
Deferred acquisition costs	$87,913	$84,294
Reserves	105,863	109,208
Investments	2,143	10,626
Unrealized capital loss	25,942	—
Depreciable assets	5,233	2,267
Other	27,813	25,144

Total deferred tax assets	254,907	231,539
Nonadmitted deferred tax assets	(178,813)	(144,606)

Admitted deferred tax assets	76,094	86,933

Deferred tax liabilities
Depreciable assets	1,213	34
Investments	5,235	—
Unrealized capital gain	—	13,502
Other	40,874	43,872

Total deferred tax liability	47,322	57,408

Net admitted deferred tax asset	$28,772	$29,525

The change in net deferred income taxes as of December 31, 2008 and 2007 were as follows:

(in thousands of dollars)	2008	2007	Change
Total deferred tax assets	$254,907	$231,539	$23,368
Total deferred tax liabilities	47,322	57,408	(10,086)

Net deferred tax assets	$207,585	$174,131	33,454

Tax effect of unrealized losses			(3,613)

Change in net deferred income tax			$29,841

34

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2008, 2007 and 2006 were as follows:

(in thousands of dollars)	2008	2007	2006
Income before taxes, including realized losses	$28,737	$48,690	$67,194
Dividend received deduction	(498)	(504)	(19)
Tax exempt interest and ESOP	(7)	(21)	(38)
IMR	(7,221)	(1,831)	(2,370)
Nonadmitted assets	(2,132)	(2,361)	5,997
Other	276	(1,466)	(2,434)

Total statutory income taxes	$19,155	$42,507	$68,330

Federal income taxes incurred	$41,201	$47,673	$59,533
Tax on realized capital gains (losses)	7,795	(3,881)	(6,615)
Change in net deferred income tax	(29,841)	(1,285)	15,412

Total statutory income taxes	$19,155	$42,507	$68,330

The amount of net losses carried forward and available for recoupment in the event of future net losses is $0.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Year	Amount
Current year	2008	$56,823
First preceding year	2007	$46,363
Second preceding year	2006	$59,413

13.	Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

14.	Commitments

In November 2005, the Company became the sole member of WVGRR Properties LLC (the “LLC”). The Company’s investment in the LLC is consolidated in the Company’s current year financial statements. In connection with its investment in the LLC, the Company has also provided a guarantee to the Lender to pay and perform, when due, the liabilities and to pay and demand expenses in connection with the acquisition of real estate properties by the LLC. The guarantee includes all losses suffered and liabilities and expenses incurred by the Lender arising out of fraud or willful or intentional misrepresentation by the LLC. It also covers the cost of remediation of any environmental activity or any other losses incurred by the Lender constituting an indemnified expense. The Company is not aware of any present or future losses as of December 31, 2008.

35

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

In December 2005, the Company sold its improved real property for $39,550,000. Under the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease.

The gain of approximately $29,250,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $1,691,000, $1,646,000 and $1,602,000 of this gain for the year ended December 31, 2008, 2007 and 2006, respectively.

The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional 5 years. For the year ended December 31, 2008, the total minimum rental expense incurred by the Company under this lease was approximately $2,834,000.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years. As of December 31, 2008, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)

Year Ending December 31
2009	$2,527
2010	2,597
2011	2,668
2012	2,741
2013	2,817
Thereafter	21,917

Total future minimum payments required*	$35,267

*	Minimum payments have not been reduced by minimum sublease rentals of $72,000 due in the future under non-cancelable subleases.

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)

Year Ending December 31	2008	2007	2006
Minimum rentals	$2,834	$2,834	$2,834
Contingent rentals	—	—	—
Less: Sublease rentals	(48)	(69)	(68)

	$2,786	$2,765	$2,766

36

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

15.	Equity-Indexed Annuities

The Company sells an equity-indexed annuity product. At the end of its 7-year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), subject to a guaranteed annual minimum return.

To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as an economic hedge.

The S&P 500 call options are reported as other invested assets, at fair value as computed using the Black-Scholes model under the “Asian” methodology. Mark-to-market accounting is used to account for call options. Pursuant to SSAP 86, Accounting for Derivative Instruments and Hedging Activities (“SSAP 86”), the Company recognized the change between the cost of the S&P 500 call options and its corresponding fair value as a change in net unrealized capital gains or losses in the statement of changes in capital and surplus. The Company has chosen to apply the provisions of SSAP 86 to all S&P 500 call options held as of January 1, 2003.

As of December 31, 2008 and 2007, the amount of unrealized hedging gains recorded in unassigned surplus was approximately $3,966,000 and $48,000, respectively.

As of December 31, 2008 and 2007, the Company had call options with contract values of approximately $12,101,000 and $29,594,000, respectively, and carrying values of approximately $248,000 and $4,443,000, respectively.

The cash requirement of the S&P 500 call options consists of the initial premium paid to purchase the index options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flows to the Company. The appropriate amount of cash will then be remitted to the annuity participant based on the respective participant rate. The S&P 500 call options are generally expected to be held for a 7-year term, but can be terminated at any time.

In 2008, the Company had 13,844 S&P 500 call option contracts that expired upon reaching their 7-year term. The expired S&P 500 call options were acquired in February 2001 through January 2002, with contract values of $17,493,000 and carrying values of $0 at the date of expiration. The Company received total proceeds of $229,000 from the expired options, resulting in no realized gains or losses for the year.

Gains and losses related to these S&P 500 call options are reported in the net realized capital gains and losses item in the statement of operations.

There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty non-performance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

37

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

16.	Separate Accounts

All of the Company’s separate account business falls into the Nonguaranteed Account Category. Premiums, considerations or deposits received for the years ended December 31, 2008 and 2007, were approximately $74,571,000 and $111,316,000, respectively.

Reserves for accounts with assets as of December 31, 2008 and 2007, at market value, are approximately $289,027,000 and $451,712,000, respectively. The entire reserve amount is subject to discretionary withdrawal.

Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2008, 2007 and 2006 are as follows:

(in thousands of dollars)	2008	2007	2006
Transfers as reported in the Summary of Operations of the separate accounts	$11,351	$45,634	$44,589
Less: Sundry general expenses	(484)	40	43

Net transfers as reported in the Summary of Operations of the Life, Accident and Health Annual Statement, net of reinsurance	$10,867	$45,674	$44,632

17.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2008 and 2007:

	2008		2007
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading
Type
Ordinary new business	$9,452	$2,313	$9,696	$2,604
Ordinary renewal	169,898	116,326	173,276	119,969
Group life	—	—	4,828	4,828

	$179,350	$118,639	$187,800	$127,401

38

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

18.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2008 and 2007:

(in thousands of dollars)	2008	2007
Subject to discretionary withdrawal
At book value, less current surrender charge of 5% or more	$460,154	$639,566
At market value	190,209	321,155

Total with adjustment or at market value	650,363	960,721
At book value without adjustment (minimal or no charge or adjustment)	1,378,962	1,231,539
Not subject to discretionary withdrawal	647,734	639,787

Total	$2,677,059	$2,832,047

19.	Reconciliation to Annual Statement

Real estate partnerships reported in the Company’s Other Invested Assets line were not valued in accordance with Statement of Statutory Accounting Practice No. 48 Joint Ventures, Partnerships and Limited Liability Companies. The following is a reconciliation of these differences between the Annual Statement and the accompanying audited financial statements as of December 31, 2008:

(in thousands of dollars)	2008
Statutory statement of admitted assets, liabilities and capital and surplus
Net deferred tax asset
Annual Statement, as originally filed	$27,079
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	1,693

Audited statutory financial statements as reported herein	$28,772

Unassigned surplus
Annual Statement, as originally filed	$541,677
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	1,693

Audited statutory financial statements as reported herein	$543,370

39

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

(in thousands of dollars)	2008
Statutory statement of operations
Net investment income
Annual Statement, as originally filed	$310,566
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	4,838

Audited statutory financial statements as reported herein	$315,404

(in thousands of dollars)	2008
Statutory statement of changes in capital and suplus
Net income
Annual Statement, as originally filed	$19,206
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	4,838

Audited statutory financial statements as reported herein	$24,044

Change in net unrealized capital losses
Annual Statement, as originally filed	$(58,500)
Adjustment for SSAP No. 48 reporting share of undistributed earnings and losses of real estate partnerships	(3,145)

Audited statutory financial statements as reported herein	$(61,645)

There were no material differences between the Annual Statement and the accompanying audited financial statements as of December 31, 2007.

20.	Subsequent Events

In February, 2009, the Company acquired a $75,000,000 Mount Rosa/Mount Evans 2 LLC bond at par for $86,311,000 including purchased interest of $333,000.

The Company is reporting a Type II subsequent event for the change in the estimated unrealized gains (losses) on its investments at March 31, 2009. A Type II subsequent event is an event that provides evidence with respect to conditions that did not exist at the balance sheet date but arose subsequent to that date. In light of the highly volatile current condition of the quoted market prices, the following schedule is provided to summarize the estimated gain (loss) position of the Company’s investments as of March 31, 2009.

40

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2008, 2007 and 2006

(in thousands of dollars) unaudited
Invested Asset Line Item	Market Value	Book Value	Unrealized Gain (Loss)	Realized Gain (Loss)
Bonds and Preferred Stock	$4,647,545	$5,145,385	$(497,839)	$(70,042)
Real Estate	$72,523	$53,304	$19,219	$434
Other Invested Assets	$207,757	$187,440	$20,317	$(9,031)
Contract Loans	$278,139	$278,139	$—	$—
Cash, Cash Equivalents and Short-term Investments	$132,498	$132,499	$(1)	$1
Receivables for Securities	$34,248	$34,248	$—	$—

Aggregate Write-Ins for Invested Assets	$94	$94	$—	$—
Mortgage Loans or Real Estate	$46	$40	$6	$—

Total Invested Assets	$5,372,850	$5,831,148	$(458,298)	$(78,637)

The total market value of $5,372,850,000 as of March 31, 2009 is approximately $62,482,000 lower, or 1.3% lower, than the market value as of December 31, 2008. The Company reviews all investment results monthly and closely monitors actions and activities of the financial markets. The Company’s robust monitoring process reflects its conservative investment philosophy. The average quality rating of the securities portfolio continues to be very high at “AA-”.

41

SUPPLEMENTAL SCHEDULES

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2008

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves:

Investment income earned
U.S. government bonds	$5,144,004
Other bonds (unaffiliated)	285,358,096
Preferred stocks (unaffiliated)	1,352,671
Mortgage loans	5,173
Real estate	8,023,559
Contract loans	20,373,358
Cash, cash equivalents and short-term investments	2,428,922
Other invested assets	(1,878,751)
Aggregate write-ins for investment income	1,112,345

Total gross investment income	$321,919,377

Real estate owned – book value less encumbrances	$53,890,683

Mortgage loans – book value
Commercial mortgages	$46,888

Total mortgage loans	$46,888

Mortgage loans by standing – book value
Good standing	$46,888

Other long-term assets – statement value	$219,147,493

43

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2008

Bonds and short-term investments by class and maturity
Bonds by maturity – statement value
Due within 1 year or less	$498,963,547
Over 1 year through 5 years	1,481,937,207
Over 5 years through 10 years	2,178,970,032
Over 10 years through 20 years	246,248,865
Over 20 years	885,309,659

Total by maturity	$5,291,429,310

Bonds by class – statement value
Class 1	$4,325,631,088
Class 2	849,882,720
Class 3	73,855,031
Class 4	37,108,268
Class 5	87,988
Class 6	4,864,215

Total by class	$5,291,429,310

Total bonds publicly traded	$4,732,895,827

Total bonds privately placed	$558,533,483

Preferred stocks – statement value	$18,608,092

Common stocks – equity value	$1,987,526

Short-term investments – book value	$194,545,120

Options, caps, floors and insurance futures owned – statement value	$247,519

Cash on deposit	$(8,310,455)

44

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2008

Life insurance in force
Industrial	$—

Ordinary	$90,795,759,000

Credit life	$—

Group life	$19,271,258,000

Amount of additional accidental death benefits in force under ordinary policies	$3,235,387,000

Life insurance policies with disability provisions in force
Industrial	$—

Ordinary	$52,413,181,000

Credit life	$—

Group life	$406,000

Supplementary contracts in force
Ordinary – not involving life contingencies
Amount on deposit	$13,100,620,000

Income payable	$37,705,000

Ordinary – involving life contingencies
Income payable	$146,469,000

Group – not involving life contingencies
Amount on deposit	$—

Income payable	$—

Group – involving life contingencies
Income payable	$—

45

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2008

Annuities
Ordinary
Immediate – amount of income payable	$47,111,578

Deferred – fully paid – account balance	$568,200,303

Deferred – not fully paid – account balance	$1,331,823,443

Group
Amount of income payable	$—

Fully paid – account balance	$—

Not fully paid – account balance	$—

Accident and health insurance – premiums in force
Ordinary	$13,314,337

Group	$180

Credit	$—

Deposit funds and dividend accumulations
Deposit funds – account balance	$72,152,519

Dividend accumulations – account balance	$—

Claim payments
Group accident and health – year ended December 31
2008	$—

2007	$—

2006	$—

2005	$—

2004	$—

2003	$—

Prior years	$—

Other accidental and health
2008	$1,066,000

2007	$245,000

2006	$2,000

2005	$—

2004	$12,000

2003	$—

Prior years	$—

Other coverage that use developmental methods to calculate claims reserves
2008	$—

2007	$—

2006	$—

2005	$—

2004	$—

2003	$—

Prior years	$—

46

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2008

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants of Farmers New World Life Insurance Company’s 2008 statutory annual financial statement as filed with state regulatory authorities.

The Company’s gross investment holdings as filed in the 2008 Annual Statement are $5,866,734,957.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Investment Categories
Bonds
U.S. treasury securities	$72,870,824	1.24%	$72,870,824	1.24%
U.S. government obligations
Issued by U.S. government-sponsored agencies	76,276,051	1.30%	76,276,051	1.30%
Foreign government (including Canadian, excluding mortgage-backed securities):	9,996,454	0.17%	9,996,454	0.17%
Securities issued by states, territories and possessions and political subdivisions in the U.S.
Political subdivisions of states, territories and possessions general obligations	3,915,000	0.07%	3,915,000	0.07%
Revenue and assessment obligations	25,950,785	0.44%	25,950,785	0.44%
Mortgage-backed securities
Pass-through securities
Guaranteed by GNMA	346,276	0.01%	346,276	0.01%
Issued by FNMA, FHLMC & GNMA	214,518,334	3.66%	214,518,334	3.66%
All other	1,197,999	0.02%	1,197,999	0.02%
Privately issued
Other mortgage-backed securities
Issued by FNMA and FHLMC	575,916,645	9.82%	575,916,645	9.83%
All other privately issued	1,282,660,310	21.86%	1,282,660,310	21.89%
Other debt and other fixed income securities (excludes short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	2,387,123,460	40.69%	2,387,123,460	40.73%
Unaffiliated foreign securities	451,164,405	7.69%	446,112,052	7.61%
Equity interests
Preferred stocks
Unaffiliated	18,608,092	0.32%	18,608,092	0.32%
Other equity securities
Affiliated	1,987,526	0.03%	1,987,526	0.03%
Mortgage loans
Commercial loans	46,888	0.00%	46,888	0.00%
Real estate investments
Property held for the production of income	47,959,201	0.82%	47,959,201	0.82%
Property held for sale	5,931,482	0.10%	5,931,482	0.10%
Contract loans	275,336,232	4.69%	275,336,232	4.70%
Cash, cash equivalents and short-term
Investments	186,234,665	3.17%	186,234,665	3.18%
Other invested assets	228,694,328	3.90%	227,635,655	3.88%

Total invested assets	$5,866,734,957	100.00%	$5,860,623,931	100.00%

47

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2008

The Company’s total admitted assets, excluding separate account assets, as filed in the 2008 Annual Statement were $6,127,066,401.

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

	Amount	Percentage of Total Admitted Assets
Investments
GSMS 2006-GG6 AAB	$71,463,370	1.17%
General Electric	69,293,320	1.13%
Goldman Sachs Group	66,387,431	1.08%
Bank of America	54,509,016	0.89%
GCCFC 2005-GG3 A4	50,430,747	0.82%
Merrill Lynch	47,394,076	0.77%
Citi Group Inc	46,514,036	0.76%
Wal-Mart Stores Inc	40,097,460	0.65%
HSBE	39,540,227	0.65%
AMAC 2003-9 A3	36,178,930	0.59%

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

	Bonds			Preferred Stocks
	Book Value	Percentage		Book Value	Percentage
NAIC – 1	$4,325,631,088	70.60%	P/RP – 1	$14,156,702	0.23%
NAIC – 2	849,882,720	13.87%	P/RP – 2	4,373,390	0.07%
NAIC – 3	73,855,031	1.21%	P/RP – 3	—	0.00%
NAIC – 4	37,108,268	0.61%	P/RP – 4	—	0.00%
NAIC – 5	87,988	0.00%	P/RP – 5	—	0.00%
NAIC – 6	4,864,215	0.08%	P/RP – 6	78,000	0.00%

	$5,291,429,310			$18,608,092

The Company holds admitted assets in foreign investments of approximately $373,201,667 or 6.09% of total admitted assets.

48

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2008

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC – 1	$368,149,315	6.01%
Countries rated NAIC – 2	5,052,352	0.08%
Countries rated NAIC – 3 or below	—	0.00%

	$373,201,667	6.09%

The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
Countries Rated NAIC – 1:
Great Britain	$105,958,091	1.73%
Australia	49,510,684	0.81%
Countries Rated NAIC – 2:
Aruba	$5,052,352	0.08%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

The Company’s ten largest non-sovereign foreign issues and related amounts and percentages of total admitted assets are listed below:

NAIC Rating	Issuer	Amount	Percentage of Total Admitted Assets
1FE	Codelco Inc	$36,125,542	0.59%
1FE	Westfield Capital Corp	34,470,936	0.56%
1FE	Vodafone Group PLC	26,274,296	0.43%
1FE	Royal Bank of Scotland PLC	24,783,483	0.40%
2FE	Deutsche Tel Fin	20,456,587	0.33%
2FE	British Telecom PLC	19,138,755	0.31%
1FE	HBOS Treasury Services	18,606,973	0.30%
1FE	UBS AG Stamford	15,183,190	0.25%
1FE	BHP Billiton Finance	15,039,748	0.25%
1FE	Philips Electronics NV	14,831,668	0.24%

The Company holds Canadian investments of approximately $98,821,563 or 1.61% of total admitted assets, which is below the threshold of 2.5%.

49

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2008

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company holds admitted assets in equity interests of approximately $237,755,585 or 3.88% of total admitted assets, which is above the threshold of 2.5%.

The Company’s ten largest equity interests held and the percentage of admitted assets held are listed below:

	Amount	Percentage of Total Admitted Assets
Investments
Cobalt Industrial REIT LLC	$31,639,853	0.52%
Colony Realty Partners LP	25,503,594	0.42%
Blackstone Real Estate Partners V LP	25,227,173	0.41%
Fillmore East Fund LP	18,763,542	0.31%
Phillips Edison Shoppings Center Reit Inc	16,284,644	0.27%
Daedlus Partners	13,174,367	0.22%
Rabobank Capital Fund II	12,069,000	0.20%
Beacon Capital Strategic Partners IV LP	12,063,709	0.20%
WVGRR Properties LLC	11,924,967	0.19%
Normandy Real Estate Fund Group LLC	10,477,335	0.17%

The Company holds $207,222,526 of investments in general partnership interests or 3.38% of total admitted assets.

The Company’s three largest investments in general partnership interests are listed below:

	Amount	Percentage of Total Admitted Assets
Investments
Cobalt Industrial REIT LLC	$31,639,853	0.52%
Colony Realty Partners LP	25,503,594	0.42%
Blackstone Real Estate Partners V LP	25,227,173	0.41%

The Company holds approximately $46,888 of mortgage loans, or 0.01% of total admitted assets, which is below the threshold of 2.5%.

The Company holds approximately $53,890,683 or 0.88% of total admitted assets, in investment real estate properties, which is below the threshold of 2.5%.

Question 19 is not applicable as the Company does not hold any investments held in mezzanine real estate loans.

50

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2008

The Company holds the following amounts in securities lending arrangements (not including assets held as collateral for such transactions) as of:

	Amount	Percentage of Total Admitted Assets
Date
March 31, 2008 (unaudited)	$317,499,499	Not Applicable
June 30, 2008 (unaudited)	212,388,464	Not Applicable
September 30, 2008 (unaudited)	148,557,733	Not Applicable
December 31, 2008	2,853,735	0.05%

The Company holds approximately $247,519 in call option investments, which comprised 0.001% of total admitted assets.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

51

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2008

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Index

December 31, 2008

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statement of Assets and Liabilities	2-12

Statement of Operations	13-22

Statements of Changes in Net Assets	23-38

Notes to Financial Statements	39-62

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Farmers New World Life Insurance Company and the

Policyholders of Farmers Variable Life Separate Account A

In our opinion, the accompanying statement of assets and liabilities, including the related statement of operations, statements of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company (the “Account”) (comprised of the Social Mid Cap Growth Portfolio of the Calvert Variable Series, Inc.; the Developing Leaders and Quality Bond Portfolios of the Dreyfus Variable Investment Fund – Service Class Shares; the Socially Responsible Growth Fund of the Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares; the Equity 500 Index VIP of the DWS Investments VIT Funds – Class B Shares; the Bond, the Global Opportunities, the Growth & Income, and the International VIPs of the DWS Variable Series I – Class A Shares; the Dreman High Return Equity, the Government & Agency Securities, the High Income, the Money Market, and the Small Cap Growth VIPs of the DWS Variable Series II – Class A Shares; the Growth, the Index 500, and the Mid Cap Portfolios of Fidelity Variable Insurance Products (“VIP”) Funds–Service Class Shares; the Freedom 2005, the Freedom 2010, the Freedom 2015, the Freedom 2020, the Freedom 2025, the Freedom 2030, and the Freedom Income Portfolios of Fidelity VIP Freedom Funds – Service Class 2 Shares; the FundsManager 20%, the FundsManager 50%, the FundsManager 70%, and the FundsManager 85% Portfolios of Fidelity VIP FundsManager Portfolios – Service Class 2 Shares; the Developing Markets Securities, the Global Asset Allocation, the Small—Mid Cap Growth Securities, and the Small Cap Value Securities Funds of the Franklin Templeton Variable Insurance Products Trust – Class 2 Shares; the Capital Growth, the Mid Cap Value, and the Structured Small Cap Equity Funds of the Goldman Sachs Variable Insurance Trust – Institutional Class Shares; the Balanced Portfolio – Service Shares, the Forty Portfolio – Institutional Shares, and the Mid Cap Growth Portfolio – Service Shares of the Janus Aspen Series; the Foreign Bond (U.S. Dollar-Hedged) and the Low Duration Portfolios of the PIMCO Variable Insurance Trust – Administrative Class Shares; the Equity Income, the LargeCap Blend II, the LargeCap Growth, the Diversified International, the MidCap Stock, the SmallCap Growth II, the West Coast Equity Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds; the Income, the Money Market, the Short-Term Income, the Mortgage Securities Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds; the SAM Balanced, the SAM Conservative Balanced, the SAM Conservative Growth, the SAM Flexible Income, and the SAM Strategic Growth Portfolios of the Principal Variable Contracts Funds, Inc. (“PVC” – Class 2 Shares—Strategic Asset Management (“SAM”) Portfolios) at December 31, 2008, the results of each of their operations for the period ended, the changes in each of their net assets for each of the two periods then ended, and the financial highlights for each of the five periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 28, 2009

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2008

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund		Dreyfus Socially Responsible Growth Fund, Inc.	DWS Investments VIT Funds
	Social Mid Cap Growth Portfolio	Developing Leaders Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	Equity 500 Index VIP
ASSETS
Investments, at fair value	$60,252	$1,615,922	$887,562	$54,154	$802,599
Dividends receivable	—	—	—	—	—

Total assets	60,252	1,615,922	887,562	54,154	802,599

LIABILITIES
Payable to Farmers New World Life Insurance Company	49	1,306	726	41	512

Total liabilities	49	1,306	726	41	512

Net assets	$60,203	$1,614,616	$886,836	$54,113	$802,087

Accumulation units outstanding	8,200	249,525	75,816	9,078	78,185

Shares owned in each portfolio	3,173	86,091	88,139	2,748	84,130

Market value per share	$18.99	$18.77	$10.07	$19.71	$9.54

Cost of investments	$78,959	$2,859,343	$962,696	$64,050	$1,062,454

Contracts with Total Expenses of 0.70% (1)
Net assets	$—	$—	$—	$—	$802,087
Accumulation units outstanding	—	—	—	—	78,185
Unit value of accumulation units	$—	$—	$—	$—	$10.26
Contracts with Total Expenses of 0.90% (2)
Net assets	$60,203	$1,612,532	$886,836	$53,059	$—
Accumulation units outstanding	8,200	249,207	75,816	8,930	—
Unit value of accumulation units	$7.34	$6.47	$11.70	$5.94	$—
Contracts with Total Expenses of 0.60% (3)
Net assets	$—	$2,084	$—	$1,054	$—
Accumulation units outstanding	—	318	—	148	—
Unit value of accumulation units	$—	$6.56	$—	$7.10	$—

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	DWS Variable Series I				DWS Variable Series II
	Bond VIP	Global Opportunities VIP	Growth & Income VIP	International VIP	Dreman High Return Equity VIP	Government & Agency Securities VIP
ASSETS
Investments, at fair value	$2,850,196	$2,911,090	$1,598,713	$4,892,521	$10,259,821	$1,349,482
Dividends receivable	—	—	—	—	—	—

Total assets	2,850,196	2,911,090	1,598,713	4,892,521	10,259,821	1,349,482

LIABILITIES
Payable to Farmers New World Life Insurance Company	2,296	2,319	1,298	3,927	8,254	1,100

Total liabilities	2,296	2,319	1,298	3,927	8,254	1,100

Net assets	$2,847,900	$2,908,771	$1,597,415	$4,888,594	$10,251,567	$1,348,382

Accumulation units outstanding	241,009	316,006	253,693	911,562	959,977	91,131

Shares owned in each portfolio	518,217	373,696	312,249	750,387	1,652,145	108,829

Market value per share	$5.50	$7.79	$5.12	$6.52	$6.21	$12.40

Cost of investments	$3,480,130	$4,572,018	$2,514,166	$7,104,138	$17,969,703	$1,311,931

Contracts with Total Expenses of 0.70% (1)
Net assets	$—	$—	$—	$—	$91,996	$—
Accumulation units outstanding	—	—	—	—	13,687	—
Unit value of accumulation units	$—	$—	$—	$—	$6.72	$—
Contracts with Total Expenses of 0.90% (2)
Net assets	$2,847,685	$2,887,938	$1,597,415	$4,887,647	$10,156,374	$1,348,078
Accumulation units outstanding	240,984	312,536	253,693	911,415	945,815	91,101
Unit value of accumulation units	$11.82	$9.24	$6.30	$5.36	$10.74	$14.80
Contracts with Total Expenses of 0.60%
Net assets	$215	$20,833	$—	$947	$3,197	$304
Accumulation units outstanding	25	3,470	—	147	475	30
Unit value of accumulation units	$8.65	$6.00	$—	$6.40	$6.73	$10.24

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	DWS Variable Series II, Continued			Fidelity Variable Insurance Products (“VIP”) Funds
	High Income VIP	Money Market VIP	Small Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
ASSETS
Investments, at fair value	$1,893,780	$441,908	$170,306	$5,886,089	$5,942,789	$2,638,569
Dividends receivable	—	370	—	—	—	—

Total assets	1,893,780	442,278	170,306	5,886,089	5,942,789	2,638,569

LIABILITIES
Payable to Farmers New World Life Insurance Company	1,521	396	141	4,756	4,918	2,127

Total liabilities	1,521	396	141	4,756	4,918	2,127

Net assets	$1,892,259	$441,882	$170,165	$5,881,333	$5,937,871	$2,636,442

Accumulation units outstanding	176,390	36,696	66,640	971,995	777,568	187,441

Shares owned in each portfolio	355,974	441,908	22,379	250,792	60,035	143,947

Market value per share	$5.32	$1.00	$7.61	$23.47	$98.99	$18.33

Cost of investments	$2,684,666	$441,908	$238,210	$7,920,104	$7,951,098	$3,928,427

Contracts with Total Expenses of 0.70% (1)
Net assets	$—	$—	$—	$179,966	$—	$—
Accumulation units outstanding	—	—	—	22,863	—	—
Unit value of accumulation units	$—	$—	$—	$7.87	$—	$—
Contracts with Total Expenses of 0.90% (2)
Net assets	$1,891,044	$441,772	$170,165	$5,696,424	$5,934,004	$2,631,706
Accumulation units outstanding	176,234	36,686	66,640	948,353	777,020	186,726
Unit value of accumulation units	$10.73	$12.04	$2.55	$6.01	$7.64	$14.09
Contracts with Total Expenses of 0.60%
Net assets	$1,215	$110	$—	$4,943	$3,867	$4,736
Accumulation units outstanding	156	10	—	779	548	715
Unit value of accumulation units	$7.78	$10.07	$—	$6.34	$7.10	$6.59

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	Fidelity VIP Freedom Funds
	VIP Freedom 2005 Portfolio (4)	VIP Freedom 2010 Portfolio (5)	VIP Freedom 2015 Portfolio (6)	VIP Freedom 2020 Portfolio (7)	VIP Freedom 2025 Portfolio (8)	VIP Freedom 2030 Portfolio (9)	VIP Freedom Income Portfolio(10)
ASSETS
Investments, at fair value	$41	$94	$323	$1,019	$1,709	$16,662	$1,729
Dividends receivable	—	—	—	—	—	—	—

Total assets	41	94	323	1,019	1,709	16,662	1,729

LIABILITIES
Payable to Farmers New World Life Insurance Company	—	—	—	—	—	3	—

Total liabilities						3

Net assets	$41	$94	$323	$1,019	$1,709	$16,659	$1,729

Accumulation units outstanding	5	11	41	136	234	2,370	190

Shares owned in each portfolio	5	11	40	132	229	2,343	190

Market value per share	$8.14	$8.21	$8.16	$7.69	$7.47	$7.11	$9.12

Cost of investments	$40	$93	$318	$1,022	$1,741	$17,084	$1,761

Contracts with Total Expenses of 0.70% (1)
Net assets	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—
Contracts with Total Expenses of 0.90% (2)
Net assets	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—
Contracts with Total Expenses of 0.60%
Net assets	$—	$—	$323	$1,019	$1,709	$16,659	$1,729
Accumulation units outstanding	5	11	41	136	234	2,370	190
Unit value of accumulation units	$8.13	$8.05	$7.91	$7.46	$7.33	$7.03	$9.09

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	Fidelity VIP FundsManager Portfolios
	VIP Funds Manager 20% Portfolio (11)	VIP Funds Manager 50% Portfolio (12)	VIP Funds Manager 70% Portfolio (13)	VIP Funds Manager 85% Portfolio (14)
ASSETS
Investments, at fair value	$549	$4,077	$20,502	$24,884
Dividends receivable	—	—	—	—

Total assets	549	4,077	20,502	24,884

LIABILITIES
Payable to Farmers New World Life Insurance Company	—	—	5	5

Total liabilities			5	5

Net assets	$549	$4,077	$20,497	$24,879

Accumulation units outstanding	58	488	2,686	3,469

Shares owned in each portfolio	59	523	2,989	3,944

Market value per share	$9.27	$7.79	$6.86	$6.31

Cost of investments	$553	$4,050	$19,917	$23,467

Contracts with Total Expenses of 0.70% (1)
Net assets	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—
Contracts with Total Expenses of 0.90% (2)
Net assets	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—
Contracts with Total Expenses of 0.60%
Net assets	$—	$4,077	$20,497	$24,879
Accumulation units outstanding	58	488	2,686	3,469
Unit value of accumulation units	$9.34	$8.35	$7.63	$7.17

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	Franklin Templeton Variable Insurance Products Trust				Goldman Sachs Variable Insurance Trust
	Developing Markets Securities Fund	Global Asset Allocation Fund	Small - Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Capital Growth Fund	Mid Cap Value Fund	Structured Small Cap Equity Fund
ASSETS
Investments, at fair value	$1,481,712	$533,838	$1,121,963	$928,884	$4,901,790	$3,529,909	$700,483
Dividends receivable	—	—	—	—	—	—	—

Total assets	1,481,712	533,838	1,121,963	928,884	4,901,790	3,529,909	700,483

LIABILITIES
Payable to Farmers New World Life Insurance Company	1,188	424	906	695	3,954	12,890	2,250

Total liabilities	1,188	424	906	695	3,954	12,890	2,250

Net assets	$1,480,524	$533,414	$1,121,057	$928,189	$4,897,836	$3,517,019	$698,233

Accumulation units outstanding	131,355	41,297	159,536	110,118	793,393	271,604	80,532

Shares owned in each portfolio	245,317	63,027	95,486	88,046	662,404	407,611	100,356

Market value per share	$6.04	$8.47	$11.75	$10.55	$7.40	$8.66	$6.98

Cost of investments	$2,639,813	$843,590	$1,675,912	$1,441,832	$6,580,064	$5,543,672	$1,074,617

Contracts with Total Expenses of 0.70% (1)
Net assets	$—	$—	$—	$193,939	$—	$81,234	$112,228
Accumulation units outstanding	—	—	—	22,709	—	9,630	16,272
Unit value of accumulation units	$—	$—	$—	$8.54	$—	$8.44	$6.90
Contracts with Total Expenses of 0.90% (2)
Net assets	$1,480,524	$523,493	$1,114,652	$708,404	$4,897,836	$3,435,785	$586,005
Accumulation units outstanding	131,355	40,084	158,532	83,556	793,393	261,974	64,260
Unit value of accumulation units	$11.27	$13.06	$7.03	$8.48	$6.17	$13.12	$9.12
Contracts with Total Expenses of 0.60%
Net assets	$—	$9,921	$6,405	$25,846	$—	$—	$—
Accumulation units outstanding	—	1,213	1,004	3,853	—	—	—
Unit value of accumulation units	$—	$8.18	$6.38	$6.71	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	Janus Aspen Series			PIMCO Variable Insurance Trust
	Balanced Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	Mid Cap Growth Portfolio (Service Shares)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio
ASSETS
Investments, at fair value	$857,488	$8,085,092	$1,117,857	$2,117,734	$2,730,749
Dividends receivable	—	—	—	—	—

Total assets	857,488	8,085,092	1,117,857	2,117,734	2,730,749

LIABILITIES
Payable to Farmers New World Life Insurance Company	691	6,509	868	1,725	2,280

Total liabilities	691	6,509	868	1,725	2,280

Net assets	$856,797	$8,078,583	$1,116,989	$2,116,009	$2,728,469

Accumulation units outstanding	74,641	1,422,341	146,309	157,465	205,666

Shares owned in each portfolio	36,105	351,985	54,003	221,058	282,102

Market value per share	$23.75	$22.97	$20.70	$9.58	$9.68

Cost of investments	$951,081	$7,817,526	$1,279,078	$2,222,629	$2,852,196

Contracts with Total Expenses of 0.70% (1)
Net assets	$—	$—	$214,503	$—	$—
Accumulation units outstanding	—	—	23,537	—	—
Unit value of accumulation units	$—	$—	$9.11	$—	$—
Contracts with Total Expenses of 0.90% (2)
Net assets	$849,644	$8,036,326	$902,486	$2,115,697	$2,728,009
Accumulation units outstanding	73,819	1,415,387	122,772	157,433	205,619
Unit value of accumulation units	$11.51	$5.68	$7.35	$13.44	$13.27
Contracts with Total Expenses of 0.60%
Net assets	$7,153	$42,257	$—	$312	$460
Accumulation units outstanding	822	6,954	—	32	47
Unit value of accumulation units	$8.70	$6.08	$—	$9.64	$9.81

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	Principal Variable Contracts Funds, Inc.
	Equity Income Account (15)	LargeCap Blend Account II (16)	LargeCap Growth Account (17)	Diversified International Account	MidCap Stock Account	SmallCap Growth Account II (18)	West Coast Equity Account
ASSETS
Investments, at fair value	$3,051,758	$116,374	$132,464	$573,319	$2,572,774	$866,457	$1,084,364
Dividends receivable	—	—	—	—	—	—	—

Total assets	3,051,758	116,374	132,464	573,319	2,572,774	866,457	1,084,364

LIABILITIES
Payable to Farmers New World Life Insurance Company	2,294	74	85	362	2,027	1,154	760

Total liabilities	2,294	74	85	362	2,027	1,154	760

Net assets	$3,049,464	$116,300	$132,379	$572,957	$2,570,747	$865,303	$1,083,604

Accumulation units outstanding	253,930	11,909	13,374	44,093	232,106	148,265	97,384

Shares owned in each portfolio	265,370	23,798	13,076	61,847	321,597	130,294	72,581

Market value per share	$11.50	$4.89	$10.13	$9.27	$8.00	$6.65	$14.94

Cost of investments	$4,402,161	$130,844	$149,156	$559,647	$4,236,606	$1,037,312	$1,535,655

Contracts with Total Expenses of 0.70% (1)
Net assets	$1,003,795	$116,300	$132,379	$572,957	$198,514	$111,992	$645,889
Accumulation units outstanding	78,317	11,909	13,374	44,093	16,772	10,697	49,413
Unit value of accumulation units	$12.82	$9.77	$9.90	$12.99	$11.84	$10.47	$13.07
Contracts with Total Expenses of 0.90% (2)
Net assets	$2,045,669	$—	$—	$—	$2,372,233	$753,311	$437,715
Accumulation units outstanding	175,613	—	—	—	215,334	137,568	47,971
Unit value of accumulation units	$11.65	$—	$—	$—	$11.02	$5.48	$9.12
Contracts with Total Expenses of 0.60%
Net assets	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	Principal Variable Contracts Funds, Inc., Continued
	Income Account	Money Market Account	Short-Term Income Account	Mortgage Securities Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio
ASSETS
Investments, at fair value	$120,801	$2,532	$6,769	$13,446	$5,902,652	$849,096
Dividends receivable	—	1	—	—	—	—

Total assets	120,801	2,533	6,769	13,446	5,902,652	849,096

LIABILITIES
Payable to Farmers New World Life Insurance Company	77	2	4	8	4,546	623

Total liabilities	77	2	4	8	4,546	623

Net assets	$120,724	$2,531	$6,765	$13,438	$5,898,106	$848,473

Accumulation units outstanding	10,503	229	617	1,137	497,645	72,767

Shares owned in each portfolio	12,989	2,531	2,832	1,311	498,114	90,233

Market value per share	$9.30	$1.00	$2.39	$10.26	$11.85	$9.41

Cost of investments	$131,053	$2,532	$7,056	$13,147	$7,872,420	$1,025,021

Contracts with Total Expenses of 0.70% (1)
Net assets	$120,724	$2,531	$6,765	$13,438	$1,126,472	$276,815
Accumulation units outstanding	10,503	229	617	1,137	97,099	24,218
Unit value of accumulation units	$11.50	$11.05	$10.96	$11.83	$11.60	$11.43

Contracts with Total Expenses of 0.90% (2)
Net assets	$—	$—	$—	$—	$4,748,545	$557,446
Accumulation units outstanding	—	—	—	—	397,632	46,862
Unit value of accumulation units	$—	$—	$—	$—	$11.94	$11.90

Contracts with Total Expenses of 0.60%
Net assets	$—	$—	$—	$—	$23,089	$14,212
Accumulation units outstanding	—	—	—	—	2,914	1,687
Unit value of accumulation units	$—	$—	$—	$—	$7.92	$8.42

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

	Principal Variable Contracts Funds, Inc., Continued
	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
ASSETS
Investments, at fair value	$14,231,315	$506,119	$18,154,757
Dividends receivable	—	—	—

Total assets	14,231,315	506,119	18,154,757

LIABILITIES
Payable to Farmers New World Life Insurance Company	11,076	375	14,093

Total liabilities	11,076	375	14,093
Net assets	$14,220,239	$505,744	$18,140,664

Accumulation units outstanding	1,221,068	44,109	1,578,898

Shares owned in each portfolio	1,162,689	48,248	1,488,095

Market value per share	$12.24	$10.49	$12.20

Cost of investments	$19,837,421	$582,921	$27,639,385

Contracts with Total Expenses of 0.70% (1)
Net assets	$1,776,120	$186,019	$2,981,751
Accumulation units outstanding	154,379	16,714	260,340
Unit value of accumulation units	$11.50	$11.13	$11.45

Contracts with Total Expenses of 0.90% (2)
Net assets	$12,350,962	$319,233	$15,084,573
Accumulation units outstanding	1,054,087	27,339	1,308,012
Unit value of accumulation units	$11.72	$11.68	$11.53

Contracts with Total Expenses of 0.60%
Net assets	$93,157	$492	$74,340
Accumulation units outstanding	12,602	56	10,546
Unit value of accumulation units	$7.39	$8.84	$7.05

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities, Continued

December 31, 2008

(1)	Offered in Life Accumulator product (Note 1)
(2)	Offered in Variable Universal Life product (Note 1)
(3)	Offered in EssentialLife Variable Universal Life product (Note 1)
(4)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2005 Portfolio
(5)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2010 Portfolio
(6)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2015 Portfolio
(7)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2020 Portfolio
(8)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2025 Portfolio
(9)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2030 Portfolio
(10)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom Income Portfolio
(11)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP FundsManager 20% Portfolio
(12)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP FundsManager 50% Portfolio
(13)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP FundsManager 70% Portfolio
(14)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP FundsManager 85% Portfolio
(15)	The PVC Equity Income Account I changed its name to PVC Equity Income Account, effective May 17, 2008
(16)	The PVC LargeCap Blend Account changed its name to PVC LargeCap Blend Account II, effective May 17, 2008
(17)	The PVC Growth Account changed its name to PVC LargeCap Growth Account, effective May 17, 2008
(18)	The PVC SmallCap Growth Account changed its name to PVC SmallCap Growth Account II, effective May 17, 2008

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

For the Period Ended December 31, 2008

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund		Dreyfus Socially Responsible Growth Fund, Inc.	DWS Investments VIT Funds	DWS Variable Series I
	Social Mid Cap Growth Portfolio	Developing Leaders Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	Equity 500 Index VIP	Bond VIP	Global Opportunities VIP
Investment income:
Dividends and capital gain distributions	$591	$123,740	$44,173	$251	$21,977	$153,279	$663,421

Total investment income	591	123,740	44,173	251	21,977	153,279	663,421

Expenses:
Mortality and expense risk	768	18,829	8,546	561	7,354	26,182	34,982

Total expenses	768	18,829	8,546	561	7,354	26,182	34,982

Net investment income (loss)	(177)	104,911	35,627	(310)	14,623	127,097	628,439

Realized gains (losses) on investments:
Proceeds from sales	21,378	99,278	101,168	9,366	174,838	148,549	88,014
Cost of investments sold	(29,908)	(164,902)	(107,374)	(10,636)	(243,829)	(171,506)	(124,697)

Net realized gain (loss) from investment transactions	(8,530)	(65,624)	(6,206)	(1,270)	(68,991)	(22,957)	(36,683)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	6,568	(260,147)	7,212	14,688	176,905	49,451	1,469,514
End of period	(18,707)	(1,243,421)	(75,134)	(9,896)	(259,855)	(629,934)	(1,660,928)

Change in net unrealized appreciation (depreciation) of investments	(25,275)	(983,274)	(82,346)	(24,584)	(436,760)	(679,385)	(3,130,442)

Net increase (decrease) in net assets from operations	$(33,982)	$(943,987)	$(52,925)	$(26,164)	$(491,128)	$(575,245)	$(2,538,686)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	DWS Variable Series I, Continued		DWS Variable Series II
	Growth & Income VIP	International VIP	Dreman High Return Equity VIP	Government & Agency Securities VIP	High Income VIP	Money Market VIP	Small Cap Growth VIP
Investment income:
Dividends and capital gain distributions	$562,485	$1,253,339	$2,862,886	$62,989	$228,060	$10,435	$—

Total investment income	562,485	1,253,339	2,862,886	62,989	228,060	10,435	—

Expenses:
Mortality and expense risk	19,387	59,722	118,354	12,457	19,415	3,599	2,207

Total expenses	19,387	59,722	118,354	12,457	19,415	3,599	2,207

Net investment income (loss)	543,098	1,193,617	2,744,532	50,532	208,645	6,836	(2,207)

Realized gains (losses) on investments:
Proceeds from sales	167,434	170,189	273,560	188,911	91,092	57,509	24,173
Cost of investments sold	(244,647)	(251,347)	(471,486)	(191,387)	(118,757)	(57,509)	(29,834)

Net realized gain (loss) from investment transactions	(77,213)	(81,158)	(197,926)	(2,476)	(27,665)	—	(5,661)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	559,128	3,025,432	2,748,404	31,686	(17,518)	—	83,226
End of period	(915,453)	(2,211,617)	(7,709,882)	37,551	(790,886)	—	(67,904)

Change in net unrealized appreciation (depreciation) of investments	(1,474,581)	(5,237,049)	(10,458,286)	5,865	(773,368)	—	(151,130)

Net increase (decrease) in net assets from operations	$(1,008,696)	$(4,124,590)	$(7,911,680)	$53,921	$(592,388)	$6,836	$(158,998)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	Fidelity Variable Insurance Products (“VIP”) Funds			Fidelity VIP Freedom Funds
	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio (1)	VIP Freedom 2010 Portfolio (2)	VIP Freedom 2015 Portfolio (3)	VIP Freedom 2020 Portfolio (4)
Investment income:
Dividends and capital gain distributions	$65,904	$243,863	$514,991	$—	$6	$8	$74

Total investment income	65,904	243,863	514,991	—	6	8	74

Expenses:
Mortality and expense risk	71,901	65,193	29,210	—	—	—	—

Total expenses	71,901	65,193	29,210	—	—	—	—

Net investment income (loss)	(5,998)	178,670	485,781	—	6	8	74

Realized gains (losses) on investments:
Proceeds from sales	238,965	250,859	115,147	—	51	87	431
Cost of investments sold	(309,879)	(316,099)	(160,821)	—	(50)	(86)	(461)

Net realized gain (loss) from investment transactions	(70,914)	(65,240)	(45,674)	—	1	1	(30)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	2,778,539	1,413,051	731,762	—	—	—	—
End of period	(2,034,015)	(2,008,309)	(1,289,858)	1	1	5	(3)

Change in net unrealized appreciation (depreciation) of investments	(4,812,554)	(3,421,360)	(2,021,620)	1	1	5	(3)

Net increase (decrease) in net assets from operations	$(4,889,466)	$(3,307,930)	$(1,581,513)	$1	$8	$14	$41

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	Fidelity VIP Freedom Funds, Continued				Fidelity VIP FundsManager Portfolios
	VIP Freedom 2025 Portfolio (5)	VIP Freedom 2030 Portfolio (6)	VIP Freedom Income Portfolio(7)	VIP Funds Manager 20% Portfolio (8)	VIP Funds Manager 50% Portfolio (9)	VIP Funds Manager 70% Portfolio (10)	VIP Funds Manager 85% Portfolio (11)
Investment income:
Dividends and capital gain distributions	$126	$1,279	$61	$14	$74	$480	$395

Total investment income	126	1,279	61	14	74	480	395

Expenses:
Mortality and expense risk	—	3	—	—	1	6	5

Total expenses	—	3	—	—	1	6	5

Net investment income (loss)	126	1,276	61	14	73	474	390

Realized gains (losses) on investments:
Proceeds from sales	481	957	98	15	329	554	153
Cost of investments sold	(501)	(1,027)	(104)	(15)	(344)	(583)	(171)

Net realized gain (loss) from investment transactions	(20)	(70)	(6)	—	(15)	(29)	(18)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	—	—	—	—	—	—	—
End of period	(32)	(423)	(32)	(4)	27	585	1,417

Change in net unrealized appreciation (depreciation) of investments	(32)	(423)	(32)	(4)	27	585	1,417

Net increase (decrease) in net assets from operations	$74	$783	$23	$10	$85	$1,030	$1,789

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	Franklin Templeton Variable Insurance Products Trust				Goldman Sachs Variable Insurance Trust
	Developing Markets Securities Fund	Global Asset Allocation Fund	Small - Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Capital Growth Fund	Mid Cap Value Fund	Structured Small Cap Equity Fund
Investment income:
Dividends and capital gain distributions	$444,349	$127,165	$191,474	$86,757	$9,234	$62,107	$7,930

Total investment income	444,349	127,165	191,474	86,757	9,234	62,107	7,930

Expenses:
Mortality and expense risk	17,945	4,846	13,699	8,248	58,416	42,222	5,674

Total expenses	17,945	4,846	13,699	8,248	58,416	42,222	5,674

Net investment income (loss)	426,404	122,319	177,775	78,509	(49,182)	19,885	2,256

Realized gains (losses) on investments:
Proceeds from sales	196,199	41,114	86,036	62,368	235,505	246,607	27,538
Cost of investments sold	(280,960)	(81,767)	(112,363)	(81,979)	(272,847)	(340,939)	(45,366)

Net realized gain (loss) from investment transactions	(84,761)	(40,653)	(26,327)	(19,611)	(37,342)	(94,332)	(17,828)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	612,031	(69,966)	395,579	(72,747)	1,531,997	(24,435)	(116,762)
End of period	(1,158,101)	(309,752)	(553,949)	(512,948)	(1,678,274)	(2,013,763)	(374,134)

Change in net unrealized appreciation (depreciation) of investments	(1,770,132)	(239,786)	(949,528)	(440,201)	(3,210,271)	(1,989,328)	(257,372)

Net increase (decrease) in net assets from operations	$(1,428,489)	$(158,120)	$(798,080)	$(381,303)	$(3,296,795)	$(2,063,775)	$(272,944)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	Janus Aspen Series			PIMCO Variable Insurance Trust
	Balanced Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	Mid Cap Growth Portfolio (Service Shares)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio
Investment income:
Dividends and capital gain distributions	$78,127	$15,784	$91,579	$66,918	$157,802

Total investment income	78,127	15,784	91,579	66,918	157,802

Expenses:
Mortality and expense risk	7,489	104,889	13,399	19,709	24,685

Total expenses	7,489	104,889	13,399	19,709	24,685

Net investment income (loss)	70,638	(89,105)	78,180	47,209	133,117

Realized gains (losses) on investments:
Proceeds from sales	50,495	606,618	110,600	208,153	294,370
Cost of investments sold	(59,414)	(656,233)	(129,910)	(221,129)	(308,919)

Net realized gain (loss) from investment transactions	(8,919)	(49,615)	(19,310)	(12,976)	(14,549)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	120,683	6,256,511	725,770	6,619	41,431
End of period	(93,593)	267,566	(161,221)	(104,895)	(121,447)

Change in net unrealized appreciation (depreciation) of investments	(214,276)	(5,988,945)	(886,991)	(111,514)	(162,878)

Net increase (decrease) in net assets from operations	$(152,557)	$(6,127,665)	$(828,121)	$(77,281)	$(44,310)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	Principal Variable Contracts Funds, Inc.
	Equity Income Account (15)	LargeCap Blend Account II (16)	LargeCap Growth Account (17)	Diversified International Account	MidCap Stock Account	SmallCap Growth Account II (18)	West Coast Equity Account
Investment income:
Dividends and capital gain distributions	$350,845	$63,979	$425	$160,951	$762,213	$—	$139,288

Total investment income	350,845	63,979	425	160,951	762,213	—	139,288

Expenses:
Mortality and expense risk	29,409	1,145	1,485	5,986	24,319	10,002	9,734

Total expenses	29,409	1,145	1,485	5,986	24,319	10,002	9,734

Net investment income (loss)	321,436	62,834	(1,060)	154,965	737,894	(10,002)	129,554

Realized gains (losses) on investments:
Proceeds from sales	341,948	91,355	122,458	573,533	133,974	210,465	181,966
Cost of investments sold	(465,678)	(184,328)	(142,668)	(1,053,617)	(219,390)	(300,567)	(225,376)

Net realized gain (loss) from investment transactions	(123,730)	(92,973)	(20,210)	(480,084)	(85,416)	(90,102)	(43,410)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	327,737	13,509	51,176	32,901	(41,782)	305,421	140,771
End of period	(1,350,403)	(14,470)	(16,692)	13,672	(1,663,832)	(170,855)	(451,291)

Change in net unrealized appreciation (depreciation) of investments	(1,678,140)	(27,979)	(67,868)	(19,229)	(1,622,050)	(476,276)	(592,062)

Net increase (decrease) in net assets from operations	$(1,480,434)	$(58,118)	$(89,138)	$(344,348)	$(969,572)	$(576,380)	$(505,918)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	Principal Variable Contracts Funds, Inc., Continued
	Income Account	Money Market Account	Short-Term Income Account	Mortgage Securities Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio
Investment income:
Dividends and capital gain distributions	$7,847	$50	$156	$837	$1,095,569	$96,856

Total investment income	7,847	50	156	837	1,095,569	96,856

Expenses:
Mortality and expense risk	770	15	42	94	56,400	7,391

Total expenses	770	15	42	94	56,400	7,391

Net investment income (loss)	7,077	35	114	743	1,039,169	89,465

Realized gains (losses) on investments:
Proceeds from sales	15,534	511	603	12,608	512,931	164,267
Cost of investments sold	(17,092)	(511)	(615)	(12,976)	(669,544)	(191,243)

Net realized gain (loss) from investment transactions	(1,558)	—	(12)	(368)	(156,613)	(26,976)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	399	—	(36)	207	946,220	86,395
End of period	(10,252)	—	(287)	299	(1,969,768)	(175,925)

Change in net unrealized appreciation (depreciation) of investments	(10,651)	—	(251)	92	(2,915,988)	(262,320)

Net increase (decrease) in net assets from operations	$(5,132)	$35	$(149)	$467	$(2,033,432)	$(199,831)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

	Principal Variable Contracts Funds, Inc., Continued
	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income:
Dividends and capital gain distributions	$2,244,875	$67,499	$4,430,246

Total investment income	2,244,875	67,499	4,430,246

Expenses:
Mortality and expense risk	139,728	3,798	190,080

Total expenses	139,728	3,798	190,080

Net investment income (loss)	2,105,147	63,701	4,240,166

Realized gains (losses) on investments:
Proceeds from sales	607,834	169,292	1,126,436
Cost of investments sold	(772,181)	(225,162)	(1,576,823)

Net realized gain (loss) from investment transactions	(164,347)	(55,870)	(450,387)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	2,765,702	12,734	4,464,506
End of period	(5,606,106)	(76,802)	(9,484,628)

Change in net unrealized appreciation (depreciation) of investments	(8,371,808)	(89,536)	(13,949,134)

Net increase (decrease) in net assets from operations	$(6,431,008)	$(81,705)	$(10,159,355)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations, Continued

For the Period Ended December 31, 2008

(1)	Offered in Life Accumulator product (Note 1)
(2)	Offered in Variable Universal Life product (Note 1)
(3)	Offered in EssentialLife Variable Universal Life product (Note 1)
(4)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2005 Portfolio
(5)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2010 Portfolio
(6)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2015 Portfolio
(7)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2020 Portfolio
(8)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2025 Portfolio
(9)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2030 Portfolio
(10)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom Income Portfolio
(11)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 20% Portfolio
(12)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 50% Portfolio
(13)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 70% Portfolio
(14)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 85% Portfolio
(15)	The PVC Equity Income Account I changed its name to PVC Equity Income Account, effective May 17, 2008
(16)	The PVC LargeCap Blend Account changed its name to PVC LargeCap Blend Account II, effective May 17, 2008
(17)	The PVC Growth Account changed its name to PVC LargeCap Growth Account, effective May 17, 2008
(18)	The PVC SmallCap Growth Account changed its name to PVC SmallCap Growth Account II, effective May 17, 2008

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Calvert Variable Series, Inc.		Dreyfus Variable Investment Fund
	Social Mid Cap Growth Portfolio(1)		Developing Leaders Portfolio		Quality Bond Portfolio
	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(177)	$1,987	$104,911	$289,329	$35,627	$44,024
Net realized gain (loss) from investment transactions	(8,530)	(335)	(65,624)	(49,147)	(6,206)	(24,136)
Change in net unrealized appreciation (depreciation) of investments	(25,275)	1,854	(983,274)	(533,632)	(82,346)	18,341

Net increase (decrease) in net assets from operations	(33,982)	3,506	(943,987)	(293,450)	(52,925)	38,229

From contract transactions:
Payments received from contract owners	30,799	31,662	720,236	808,527	241,435	261,767
Transfers for contract benefits and terminations	(3,614)	(1,458)	(126,398)	(114,218)	(48,693)	(55,631)
Contract maintenance charges	(14,146)	(13,169)	(305,150)	(330,893)	(123,623)	(113,738)
Transfers between subaccounts (including fixed account), net	(7,726)	(3,452)	(63,670)	25,923	(93,030)	(19,575)

Net increase (decrease) in net assets from contract transactions	5,313	13,583	225,018	389,339	(23,911)	72,823

Total increase (decrease) in net assets	(28,669)	17,089	(718,969)	95,889	(76,836)	111,052
Net assets at beginning of period	88,872	71,783	2,333,585	2,237,696	963,672	852,620

Net assets at end of period	$60,203	$88,872	$1,614,616	$2,333,585	$886,836	$963,672

Analysis of increase (decrease) in units outstanding:
Units sold	8,127	4,491	37,218	50,247	5,779	143,383
Units redeemed	(7,461)	(3,318)	(10,106)	(15,354)	(7,971)	(136,034)

Increase (decrease) in units outstanding	666	1,173	27,112	34,893	(2,192)	7,349
Beginning units	7,534	6,361	222,413	187,520	78,008	70,659

Ending units	8,200	7,534	249,525	222,413	75,816	78,008

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Dreyfus Socially Responsible Growth Fund, Inc.		DWS Investments VIT Funds		DWS Variable Series I
	Socially Responsible Growth Fund		Equity 500 Index VIP		Bond VIP		Global Opportunities VIP
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(310)	$(401)	$14,623	$5,350	$127,097	$68,156	$628,439	$277,634
Net realized gain (loss) from investment transactions	(1,270)	(120)	(68,991)	(633)	(22,957)	(9,248)	(36,683)	(12,446)
Change in net unrealized appreciation (depreciation) of investments	(24,584)	4,341	(436,760)	36,224	(679,385)	18,523	(3,130,442)	26,504

Net increase (decrease) in net assets from operations	(26,164)	3,820	(491,128)	40,941	(575,245)	77,431	(2,538,686)	291,692

From contract transactions:
Payments received from contract owners	26,425	23,489	400,673	448,478	1,889,270	1,250,501	1,841,402	1,500,987
Transfers for contract benefits and terminations	(3,548)	(401)	(65,322)	(20,132)	(194,380)	(107,485)	(239,611)	(195,823)
Contract maintenance charges	(12,497)	(11,179)	(134,928)	(142,353)	(852,058)	(525,934)	(785,830)	(671,822)
Transfers between subaccounts (including fixed account), net	324	(1,168)	(95,495)	(37,230)	12,934	269,459	174,085	92,034

Net increase (decrease) in net assets from contract transactions	10,704	10,741	104,928	248,763	855,766	886,541	990,046	725,376

Total increase (decrease) in net assets	(15,460)	14,561	(386,200)	289,704	280,521	963,972	(1,548,640)	1,017,068
Net assets at beginning of period	69,573	55,012	1,188,287	898,583	2,567,379	1,603,407	4,457,411	3,440,343

Net assets at end of period	$54,113	$69,573	$802,087	$1,188,287	$2,847,900	$2,567,379	$2,908,771	$4,457,411

Analysis of increase (decrease) in units outstanding:
Units sold	2,654	2,137	20,635	21,159	72,251	125,407	81,958	50,622
Units redeemed	(1,168)	(939)	(14,525)	(5,930)	(10,454)	(61,747)	(5,150)	(11,460)

Increase (decrease) in units outstanding	1,486	1,198	6,110	15,229	61,797	63,660	76,808	39,162
Beginning units	7,592	6,394	72,075	56,846	179,212	115,552	239,198	200,036

Ending units	9,078	7,592	78,185	72,075	241,009	179,212	316,006	239,198

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	DWS Variable Series I, Continued				DWS Variable Series II
	Growth & Income VIP		International VIP		Dreman High Return Equity VIP		Government & Agency Securities VIP
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$543,098	$42,127	$1,193,617	$100,333	$2,744,532	$183,247	$50,532	$49,507
Net realized gain (loss) from investment transactions	(77,213)	159	(81,158)	(1,748)	(197,926)	(21,991)	(2,476)	(5,329)
Change in net unrealized appreciation (depreciation) of investments	(1,474,581)	(28,554)	(5,237,049)	749,040	(10,458,286)	(588,341)	5,865	21,920

Net increase (decrease) in net assets from operations	(1,008,696)	13,732	(4,124,590)	847,625	(7,911,680)	(427,085)	53,921	66,098

From contract transactions:
Payments received from contract owners	452,047	483,724	2,800,142	2,269,832	5,879,458	5,002,911	288,334	307,427
Transfers for contract benefits and terminations	(109,887)	(122,828)	(400,323)	(340,145)	(789,889)	(690,029)	(58,096)	(41,962)
Contract maintenance charges	(224,465)	(240,735)	(1,254,992)	(1,059,696)	(2,470,200)	(2,174,365)	(156,573)	(138,917)
Transfers between subaccounts (including fixed account), net	(89,017)	(41,789)	168,318	(58,152)	407,061	234,121	(169,552)	(31,689)

Net increase (decrease) in net assets from contract transactions	28,678	78,372	1,313,145	811,839	3,026,430	2,372,638	(95,887)	94,859

Total increase (decrease) in net assets	(980,018)	92,104	(2,811,445)	1,659,464	(4,885,250)	1,945,553	(41,966)	160,957

Net assets at beginning of period	2,577,433	2,485,329	7,700,039	6,040,575	15,136,817	13,191,264	1,390,348	1,229,391

Net assets at end of period	$1,597,415	$2,577,433	$4,888,594	$7,700,039	$10,251,567	$15,136,817	$1,348,382	$1,390,348

Analysis of increase (decrease) in units outstanding:
Units sold	22,234	32,147	192,844	118,969	218,967	138,915	5,879	22,137
Units redeemed	(18,792)	(24,287)	(18,208)	(38,540)	(16,981)	(22,056)	(12,461)	(15,146)

Increase (decrease) in units outstanding	3,442	7,860	174,636	80,429	201,986	116,859	(6,582)	6,991

Beginning units	250,251	242,391	736,926	656,497	757,991	641,132	97,713	90,722

Ending units	253,693	250,251	911,562	736,926	959,977	757,991	91,131	97,713

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	DWS Variable Series II, Continued						Fidelity Variable Insurance Products (“VIP”) Funds
	High Income VIP		Money Market VIP		Small Cap Growth VIP		VIP Growth Portfolio
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$208,645	$124,967	$6,836	$13,987	$(2,207)	$(2,817)	$(5,998)	$(16,889)
Net realized gain (loss) from investment transactions	(27,665)	(15,125)	—	—	(5,661)	608	(70,914)	63,018
Change in net unrealized appreciation (depreciation) of investments	(773,368)	(115,791)	0	—	(151,130)	17,941	(4,812,554)	1,748,624

Net increase (decrease) in net assets from operations	(592,388)	(5,949)	6,836	13,987	(158,998)	15,732	(4,889,466)	1,794,753

From contract transactions:
Payments received from contract owners	1,003,549	779,959	92,030	99,433	64,536	73,448	3,395,946	2,940,282
Transfers for contract benefits and terminations	(127,579)	(89,760)	(37,768)	(9,678)	(20,576)	(13,644)	(528,358)	(397,441)
Contract maintenance charges	(435,292)	(340,866)	(55,544)	(49,698)	(28,791)	(31,873)	(1,493,130)	(1,280,142)
Transfers between subaccounts (including fixed account), net	(73,614)	48,713	64,468	2,195	1,907	(27,465)	83,586	(151,966)

Net increase (decrease) in net assets from contract transactions	367,064	398,046	63,186	42,252	17,076	466	1,458,044	1,110,733

Total increase (decrease) in net assets	(225,324)	392,097	70,022	56,239	(141,922)	16,198	(3,431,422)	2,905,486

Net assets at beginning of period	2,117,583	1,725,486	371,860	315,621	312,087	295,889	9,312,755	6,407,269

Net assets at end of period	$1,892,259	$2,117,583	$441,882	$371,860	$170,165	$312,087	$5,881,333	$9,312,755

Analysis of increase (decrease) in units outstanding:
Units sold	33,938	39,675	9,898	10,658	11,471	8,470	189,029	175,814
Units redeemed	(6,309)	(12,194)	(4,612)	(6,986)	(5,995)	(8,339)	(23,739)	(68,956)

Increase (decrease) in units outstanding	27,629	27,481	5,286	3,672	5,476	131	165,290	106,858

Beginning units	148,761	121,280	31,410	27,738	61,164	61,033	806,705	699,847

Ending units	176,390	148,761	36,696	31,410	66,640	61,164	971,995	806,705

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Fidelity Variable Insurance Products (“VIP”) Funds, Continued				Fidelity VIP Freedom Funds
	VIP Index 500 Portfolio		VIP Mid Cap Portfolio		VIP Freedom 2005 Portfolio(2)		VIP Freedom 2010 Portfolio(3)		VIP Freedom 2015 Portfolio(4)
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$178,670	$186,780	$485,781	$229,621	$—	$—	$6	$—	$8	$—
Net realized gain (loss) from investment transactions	(65,240)	(6,367)	(45,674)	(3,591)	—	—	1	—	1	—
Change in net unrealized appreciation (depreciation) of investments	(3,421,360)	108,338	(2,021,620)	151,087	1	—	1	—	5	—

Net increase (decrease) in net assets from operations	(3,307,930)	288,751	(1,581,513)	377,117	1	—	8	—	14	—

From contract transactions:
Payments received from contract owners	3,246,612	2,918,564	1,542,007	1,209,778	—	—	66	—	123	—
Transfers for contract benefits and terminations	(463,417)	(324,084)	(177,518)	(106,599)	—	—	—	—	—	—
Contract maintenance charges	(1,400,774)	(1,212,704)	(631,045)	(495,653)	—	—	(56)	—	(96)	—
Transfers between subaccounts (including fixed account), net	(52,548)	53,688	(6,701)	100,820	40	—	76	—	282	—

Net increase (decrease) in net assets from contract transactions	1,329,873	1,435,464	726,743	708,346	40	—	86	—	309	—

Total increase (decrease) in net assets	(1,978,057)	1,724,215	(854,770)	1,085,463	41	—	94	—	323	—

Net assets at beginning of period	7,915,928	6,191,713	3,491,212	2,405,749	—	—	—	—	—	—

Net assets at end of period	$5,937,871	$7,915,928	$2,636,442	$3,491,212	$41	$—	$94	$—	$323	$—

Analysis of increase (decrease) in units outstanding:
Units sold	153,010	156,582	44,141	36,806	5	—	18	—	52	—
Units redeemed	(21,926)	(37,995)	(5,202)	(5,423)	—	—	(7)	—	(11)	—

Increase (decrease) in units outstanding	131,084	118,587	38,939	31,383	5	—	11	—	41	—

Beginning units	646,484	527,897	148,502	117,119	—	—	—	—	—	—

Ending units	777,568	646,484	187,441	148,502	5	—	11	—	41	—

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Fidelity VIP Freedom Funds, Continued
	VIP Freedom 2020 Portfolio(5)		VIP Freedom 2025 Portfolio(6)		VIP Freedom 2030 Portfolio(7)		VIP Freedom Income Portfolio (8)
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$74	$—	$126	$—	$1,276	$—	$61	$—
Net realized gain (loss) from investment transactions	(30)	—	(20)	—	(70)	—	(6)	—
Change in net unrealized appreciation (depreciation) of investments	(3)	—	(32)	—	(423)	—	(32)	—

Net increase (decrease) in net assets from operations	41	—	74	—	783	—	23	—

From contract transactions:
Payments received from contract owners	799	—	1,182	—	4,118	—	1,565	—
Transfers for contract benefits and terminations	—	—	—	—	—	—	—	—
Contract maintenance charges	(566)	—	(707)	—	(2,941)	—	(744)	—
Transfers between subaccounts (including fixed account), net	745	—	1,160	—	14,699	—	885	—

Net increase (decrease) in net assets from contract transactions	978	—	1,635	—	15,876	—	1,706	—

Total increase (decrease) in net assets	1,019	—	1,709	—	16,659	—	1,729	—
Net assets at beginning of period	—	—	—	—	—	—	—	—

Net assets at end of period	$1,019	$—	$1,709	$—	$16,659	$—	$1,729	$—

Analysis of increase (decrease) in units outstanding:
Units sold	196	—	301	—	2,513	—	201	—
Units redeemed	(60)	—	(67)	—	(143)	—	(11)	—

Increase (decrease) in units outstanding	136	—	234	—	2,370	—	190	—

Beginning units	—	—	—	—	—	—	—	—

Ending units	136	—	234	—	2,370	—	190	—

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Fidelity VIP FundsManager Portfolios
	VIP FundsManager 20% Portfolio(9)		VIP FundsManager 50% Portfolio(10)		VIP FundsManager 70% Portfolio(11)		VIP FundsManager 85% Portfolio(12)
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$14	$—	$73	$—	$474	$—	$390	$—
Net realized gain (loss) from investment transactions	—	—	(15)	—	(29)	—	(18)	—
Change in net unrealized appreciation (depreciation) of investments	(4)	—	27	—	585	—	1,417	—

Net increase (decrease) in net assets from operations	10	—	85	—	1,030	—	1,789	—

From contract transactions:
Payments received from contract owners	445	—	2,032	—	3,775	—	6,788	—
Transfers for contract benefits and terminations	0	—	0	—	0	—	0	—
Contract maintenance charges	(236)	—	(1,014)	—	(3,315)	—	(4,326)	—
Transfers between subaccounts (including fixed account), net	330	—	2,974	—	19,007	—	20,628	—

Net increase (decrease) in net assets from contract transactions	539	—	3,992	—	19,467	—	23,090	—

Total increase (decrease) in net assets	549	—	4,077	—	20,497	—	24,879	—

Net assets at beginning of period	—	—	—	—	—	—	—	—

Net assets at end of period	$549	$—	$4,077	$—	$20,497	$—	$24,879	$—

Analysis of increase (decrease) in units outstanding:
Units sold	60	—	529	—	2,761	—	3,491	—
Units redeemed	(2)	—	(41)	—	(75)	—	(22)	—

Increase (decrease) in units outstanding	58	—	488	—	2,686	—	3,469	—

Beginning units	—	—	—	—	—	—	—	—

Ending units	58	—	488	—	2,686	—	3,469	—

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Franklin Templeton Variable Insurance Products Trust
	Developing Markets Securities Fund		Global Asset Allocation Fund		Small - Mid Cap Growth Securities Fund		Small Cap Value Securities Fund
	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$426,404	$152,895	$122,319	$156,137	$177,775	$106,895	$78,509	$42,275
Net realized gain (loss) from investment transactions	(84,761)	(3,393)	(40,653)	(20,526)	(26,327)	(2,583)	(19,611)	(4,116)
Change in net unrealized appreciation (depreciation) of investments	(1,770,132)	268,138	(239,786)	(102,449)	(949,528)	50,936	(440,201)	(90,347)

Net increase (decrease) in net assets from operations	(1,428,489)	417,640	(158,120)	33,162	(798,080)	155,248	(381,303)	(52,188)

From contract transactions:
Payments received from contract owners	1,249,532	996,603	333,534	224,857	487,884	499,224	748,577	655,588
Transfers for contract benefits and terminations	(123,624)	(79,058)	(28,679)	(7,594)	(109,198)	(85,943)	(54,426)	(18,660)
Contract maintenance charges	(529,738)	(431,043)	(129,243)	(86,009)	(217,149)	(218,067)	(293,165)	(196,190)
Transfers between subaccounts (including fixed account), net	(48,484)	228,550	12,390	41,175	(30,028)	(41,741)	57,131	141,754

Net increase (decrease) in net assets from contract transactions	547,686	715,052	188,002	172,429	131,509	153,473	458,117	582,492

Total increase (decrease) in net assets	(880,803)	1,132,692	29,882	205,591	(666,571)	308,721	76,814	530,304

Net assets at beginning of period	2,361,327	1,228,635	503,532	297,941	1,787,628	1,478,907	851,375	321,071

Net assets at end of period	$1,480,524	$2,361,327	$533,414	$503,532	$1,121,057	$1,787,628	$928,189	$851,375

Analysis of increase (decrease) in units outstanding:
Units sold	43,566	36,769	15,230	12,329	22,437	24,760	48,525	45,331
Units redeemed	(10,406)	(3,783)	(2,554)	(2,172)	(7,794)	(12,017)	(4,990)	(3,043)

Increase (decrease) in units outstanding	33,160	32,986	12,676	10,157	14,643	12,743	43,535	42,288

Beginning units	98,195	65,209	28,621	18,464	144,893	132,150	66,583	24,295

Ending units	131,355	98,195	41,297	28,621	159,536	144,893	110,118	66,583

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Goldman Sachs Variable Insurance Trust
	Capital Growth Fund				Structured Small Cap Equity Fund
			Mid Cap Value Fund
	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(49,182)	$(44,714)	$19,885	$795,111	$2,256	$55,367
Net realized gain (loss) from investment transactions	(37,342)	20,912	(94,332)	(9,328)	(17,828)	(4,844)
Change in net unrealized appreciation (depreciation) of investments	(3,210,271)	577,409	(1,989,328)	(672,671)	(257,372)	(126,939)

Net increase (decrease) in net assets from operations	(3,296,795)	553,607	(2,063,775)	113,112	(272,944)	(76,416)

From contract transactions:
Payments received from contract owners	2,711,395	2,477,411	1,341,475	1,546,673	705,569	400,548
Transfers for contract benefits and terminations	(427,622)	(329,943)	(274,755)	(252,483)	(42,159)	(7,800)
Contract maintenance charges	(1,211,868)	(1,058,840)	(645,974)	(701,075)	(274,527)	(140,919)
Transfers between subaccounts (including fixed account), net	(99,538)	(28,447)	(207,677)	(161,878)	67,067	137,874

Net increase (decrease) in net assets from contract transactions	972,367	1,060,181	213,069	431,237	455,950	389,703

Total increase (decrease) in net assets	(2,324,428)	1,613,788	(1,850,706)	544,349	183,006	313,287

Net assets at beginning of period	7,222,264	5,608,476	5,367,725	4,823,376	515,227	201,940

Net assets at end of period	$4,897,836	$7,222,264	$3,517,019	$5,367,725	$698,233	$515,227

Analysis of increase (decrease) in units outstanding:
Units sold	140,690	168,571	26,813	51,037	43,865	28,387
Units redeemed	(22,606)	(65,627)	(12,747)	(29,969)	(2,359)	(2,118)

Increase (decrease) in units outstanding	118,084	102,944	14,066	21,068	41,506	26,269

Beginning units	675,309	572,365	257,538	236,470	39,026	12,757

Ending units	793,393	675,309	271,604	257,538	80,532	39,026

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Janus Aspen Series
	Balanced Portfolio (Service Shares)		Forty Portfolio (Institutional Shares)		Mid Cap Growth Portfolio (Service Shares)
	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$70,638	$9,708	$(89,105)	$(60,055)	$78,180	$(4,153)
Net realized gain (loss) from investment transactions	(8,919)	(779)	(49,615)	24,012	(19,310)	(2,071)
Change in net unrealized appreciation (depreciation) of investments	(214,276)	44,965	(5,988,945)	3,546,481	(886,991)	280,151

Net increase (decrease) in net assets from operations	(152,557)	53,894	(6,127,665)	3,510,438	(828,121)	273,927

From contract transactions:
Payments received from contract owners	417,876	331,156	3,406,241	3,017,683	488,711	441,639
Transfers for contract benefits and terminations	(36,582)	(30,048)	(704,039)	(563,968)	(84,771)	(66,508)
Contract maintenance charges	(169,182)	(117,461)	(1,747,645)	(1,459,791)	(223,695)	(186,652)
Transfers between subaccounts (including fixed account), net	24,706	44,795	(92,938)	(497,041)	11,313	32,621

Net increase (decrease) in net assets from contract transactions	236,818	228,442	861,619	496,883	191,558	221,100

Total increase (decrease) in net assets	84,261	282,336	(5,266,046)	4,007,321	(636,563)	495,027

Net assets at beginning of period	772,536	490,200	13,344,629	9,337,308	1,753,552	1,258,525

Net assets at end of period	$856,797	$772,536	$8,078,583	$13,344,629	$1,116,989	$1,753,552

Analysis of increase (decrease) in units outstanding:
Units sold	22,529	22,347	182,039	124,338	25,937	25,997
Units redeemed	(3,724)	(5,235)	(60,573)	(59,223)	(9,047)	(10,355)

Increase (decrease) in units outstanding	18,805	17,112	121,466	65,115	16,890	15,642

Beginning units	55,836	38,724	1,300,875	1,235,760	129,419	113,777

Ending units	74,641	55,836	1,422,341	1,300,875	146,309	129,419

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	PIMCO Variable
	Insurance Trust				Principal Variable Contracts Funds, Inc. (“PVC”)
	VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)		VIT Low Duration Portfolio		Equity Income Account (13)		LargeCap Blend Account II(14)

	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$47,209	$46,266	$133,117	$84,226	$321,436	$150,015	$62,834	$6,394
Net realized gain (loss) from investment transactions	(12,976)	(8,114)	(14,549)	(4,954)	(123,730)	(9,335)	(92,973)	(1,975)
Change in net unrealized appreciation (depreciation) of investments	(111,514)	12,082	(162,878)	59,043	(1,678,140)	(30,547)	(27,979)	321

Net increase (decrease) in net assets from operations	(77,281)	50,234	(44,310)	138,315	(1,480,434)	110,133	(58,118)	4,740

From contract transactions:
Payments received from contract owners	837,219	811,294	1,006,398	914,742	1,786,828	1,736,764	71,649	91,125
Transfers for contract benefits and terminations	(129,924)	(85,785)	(151,855)	(97,892)	(252,021)	(164,493)	(10,570)	(7,217)
Contract maintenance charges	(415,102)	(340,520)	(507,076)	(390,229)	(684,511)	(634,116)	(28,277)	(29,216)
Transfers between subaccounts (including fixed account), net	(227,718)	15,107	(88,518)	(878)	(142,727)	89,413	(23,919)	(20,038)

Net increase (decrease) in net assets from contract transactions	64,475	400,096	258,949	425,743	707,569	1,027,568	8,883	34,654

Total increase (decrease) in net assets	(12,806)	450,330	214,639	564,058	(772,865)	1,137,701	(49,235)	39,393

Net assets at beginning of period	2,128,815	1,678,485	2,513,830	1,949,772	3,822,329	2,684,628	165,535	126,142

Net assets at end of period	$2,116,009	$2,128,815	$2,728,469	$2,513,830	$3,049,464	$3,822,329	$116,300	$165,535

Analysis of increase (decrease) in units outstanding:
Units sold	18,793	45,416	39,834	52,090	68,085	269,972	137,257	254,813
Units redeemed	(14,561)	(16,258)	(21,164)	(19,411)	(21,806)	(213,990)	(136,036)	(252,617)

Increase (decrease) in units outstanding	4,232	29,158	18,670	32,679	46,279	55,982	1,221	2,196

Beginning units	153,233	124,075	186,996	154,317	207,651	151,669	10,688	8,492

Ending units	157,465	153,233	205,666	186,996	253,930	207,651	11,909	10,688

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Principal Variable Contracts Funds, Inc. (“PVC”), Continued
	LargeCap Growth Account(15)		Diversified International Account(16)		MidCap Stock Account(17)		SmallCap Growth Account II(18)

	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(1,060)	$(1,241)	$154,965	$100,384	$737,894	$148,496	$(10,002)	$(13,726)
Net realized gain (loss) from investment transactions	(20,210)	(393)	(480,084)	(2,334)	(85,416)	(110,812)	(90,102)	(55,660)
Change in net unrealized appreciation (depreciation) of investments	(67,868)	38,393	(19,229)	(30,692)	(1,622,050)	(350,945)	(476,276)	53,652

Net increase (decrease) in net assets from operations	(89,138)	36,759	(344,348)	67,358	(969,572)	(313,261)	(576,380)	(15,734)

From contract transactions:
Payments received from contract owners	84,062	80,838	355,360	285,909	1,828,737	1,333,096	369,702	406,056
Transfers for contract benefits and terminations	(27,805)	(1,721)	(56,398)	(17,532)	(163,764)	(122,246)	(60,904)	(80,377)
Contract maintenance charges	(31,753)	(30,033)	(129,167)	(94,772)	(772,596)	(529,709)	(162,880)	(167,294)
Transfers between subaccounts (including fixed account), net	(32,815)	10,747	35,733	115,935	30,567	313,406	(37,528)	70,392

Net increase (decrease) in net assets from contract transactions	(8,311)	59,831	205,528	289,540	922,944	994,547	108,390	228,777

Total increase (decrease) in net assets	(97,449)	96,590	(138,820)	356,898	(46,628)	681,286	(467,990)	213,043

Net assets at beginning of period	229,828	133,238	711,777	354,879	2,617,375	1,936,089	1,333,293	1,120,250

Net assets at end of period	$132,379	$229,828	$572,957	$711,777	$2,570,747	$2,617,375	$865,303	$1,333,293

Analysis of increase (decrease) in units outstanding:
Units sold	78,408	142,039	342,335	267,683	76,318	281,312	321,024	583,793
Units redeemed	(78,082)	(138,232)	(327,413)	(255,248)	(8,582)	(227,662)	(307,146)	(568,280)

Increase (decrease) in units outstanding	326	3,807	14,922	12,435	67,736	53,650	13,878	15,513

Beginning units	13,048	9,241	29,171	16,736	164,370	110,720	134,387	118,874

Ending units	13,374	13,048	44,093	29,171	232,106	164,370	148,265	134,387

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Principal Variable Contracts Funds, Inc. (“PVC”), Continued
	West Coast Equity Account(19)		Income Account(20)		Money Market Account(21)		Short-Term Income Account(22)

	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$129,554	$33,197	$7,077	$3,923	$35	$2,507	$114	$187
Net realized gain (loss) from investment transactions	(43,410)	(2,414)	(1,558)	(247)	—		(12)	(9)
Change in net unrealized appreciation (depreciation) of investments	(592,062)	44,176	(10,651)	284	—	—	(251)	(17)

Net increase (decrease) in net assets from operations	(505,918)	74,959	(5,132)	3,960	35	2,507	(149)	161

From contract transactions:
Payments received from contract owners	689,805	602,062	52,833	42,834	1,223	1,223	1,618	1,519
Transfers for contract benefits and terminations	(96,148)	(38,321)	(1,931)	(276)	0	—	0	(19)
Contract maintenance charges	(273,876)	(234,246)	(21,783)	(14,584)	(548)	(4,616)	(645)	(683)
Transfers between subaccounts (including fixed account), net	(47,277)	83,127	(797)	10,231	0	(80,103)	814	27

Net increase (decrease) in net assets from contract transactions	272,504	412,622	28,322	38,205	675	(83,496)	1,787	844

Total increase (decrease) in net assets	(233,414)	487,581	23,190	42,165	710	(80,989)	1,638	1,005

Net assets at beginning of period	1,317,018	829,437	97,534	55,369	1,821	82,810	5,127	4,122

Net assets at end of period	$1,083,604	$1,317,018	$120,724	$97,534	$2,531	$1,821	$6,765	$5,127

Analysis of increase (decrease) in units outstanding:
Units sold	33,156	87,762	3,685	10,395	107	7,979	208	3,138
Units redeemed	(12,257)	(61,804)	(1,292)	(7,120)	(45)	(15,720)	(51)	(3,061)

Increase (decrease) in units outstanding	20,899	25,958	2,393	3,275	62	(7,741)	157	77

Beginning units	76,485	50,527	8,110	4,835	167	7,908	460	383

Ending units	97,384	76,485	10,503	8,110	229	167	617	460

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Principal Variable Contracts Funds, Inc. (“PVC”), Continued
	Mortgage Securities Account(23)		SAM Balanced Portfolio(24)		SAM Conservative Balanced Portfolio(25)		SAM Conservative Growth Portfolio(26)

	2008	2007	2008	2007	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$743	$419	$1,039,169	$82,813	$89,465	$26,968	$2,105,147	$77,228
Net realized gain (loss) from investment transactions	(368)	(23)	(156,613)	(3,200)	(26,976)	(792)	(164,347)	(10,322)
Change in net unrealized appreciation (depreciation) of investments	92	185	(2,915,988)	336,018	(262,320)	20,904	(8,371,808)	1,013,585

Net increase (decrease) in net assets from operations	467	581	(2,033,432)	415,631	(199,831)	47,080	(6,431,008)	1,080,491

From contract transactions:
Payments received from contract owners	11,718	5,183	3,137,646	3,166,492	378,050	369,712	8,230,040	7,652,084
Transfers for contract benefits and terminations	(1,888)	(30)	(460,592)	(365,374)	(38,858)	(20,499)	(1,001,920)	(663,633)
Contract maintenance charges	(4,570)	(1,696)	(1,432,230)	(1,373,094)	(187,069)	(169,065)	(3,560,469)	(3,255,452)
Transfers between subaccounts (including fixed account), net	(5,423)	702	(96,746)	(11,777)	11,664	1,720	35,399	54,088

Net increase (decrease) in net assets from contract transactions	(163)	4,159	1,148,078	1,416,247	163,787	181,868	3,703,050	3,787,087

Total increase (decrease) in net assets	304	4,740	(885,354)	1,831,878	(36,044)	228,948	(2,727,958)	4,867,578

Net assets at beginning of period	13,134	8,394	6,783,460	4,951,582	884,517	655,569	16,948,197	12,080,619

Net assets at end of period	$13,438	$13,134	$5,898,106	$6,783,460	$848,473	$884,517	$14,220,239	$16,948,197

Analysis of increase (decrease) in units outstanding:
Units sold	1,070	6,301	116,415	462,326	24,332	83,719	297,336	1,000,800
Units redeemed	(1,085)	(5,925)	(35,593)	(372,602)	(11,869)	(70,986)	(35,006)	(780,901)

Increase (decrease) in units outstanding	(15)	376	80,822	89,724	12,463	12,733	262,330	219,899

Beginning units	1,152	776	416,823	327,099	60,304	47,571	958,738	738,839

Ending units	1,137	1,152	497,645	416,823	72,767	60,304	1,221,068	958,738

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

	Principal Variable Contracts Funds, Inc. (“PVC”), Continued
	SAM Flexible Income Portfolio(27)		SAM Strategic Growth Portfolio(28)
	2008	2007	2008	2007
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$63,701	$16,725	$4,240,166	$11,704
Net realized gain (loss) from investment transactions	(55,870)	(1,210)	(450,387)	(18,854)
Change in net unrealized appreciation (depreciation) of investments	(89,536)	(52)	(13,949,134)	1,589,455

Net increase (decrease) in net assets from operations	(81,705)	15,463	(10,159,355)	1,582,305

From contract transactions:
Payments received from contract owners	228,053	184,576	10,693,193	10,096,373
Transfers for contract benefits and terminations	(34,284)	(3,224)	(1,621,679)	(1,034,211)
Contract maintenance charges	(98,943)	(79,948)	(4,565,062)	(4,220,582)
Transfers between subaccounts (including fixed account), net	93,206	31,356	(75,802)	232,106

Net increase (decrease) in net assets from contract transactions	188,032	132,760	4,430,650	5,073,686

Total increase (decrease) in net assets	106,327	148,223	(5,728,705)	6,655,991

Net assets at beginning of period	399,417	251,194	23,869,369	17,213,378

Net assets at end of period	$505,744	$399,417	$18,140,664	$23,869,369

Analysis of increase (decrease) in units outstanding:
Units sold	28,570	54,659	364,735	1,376,531
Units redeemed	(14,172)	(44,471)	(68,731)	(1,096,493)

Increase (decrease) in units outstanding	14,398	10,188	296,004	280,038

Beginning units	29,711	19,523	1,282,894	1,002,856

Ending units	44,109	29,711	1,578,898	1,282,894

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets, Continued

For the Periods Ended December 31, 2008 and 2007

(1)	Merged with Social Small Cap Growth Portfolio effective September 27, 2007
(2)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2005 Portfolio
(3)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2010 Portfolio
(4)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2015 Portfolio
(5)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2020 Portfolio
(6)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2025 Portfolio
(7)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom 2030 Portfolio
(8)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP Freedom Income Portfolio
(9)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP FundsManager 20% Portfolio
(10)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP FundsManager 50% Portfolio
(11)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP FundsManager 70% Portfolio
(12)	For the period (commencement of operations): September 1, 2008 to December 31, 2008—Fidelity VIP FundsManager 85% Portfolio
(13)	The PVC Equity Income Account I (formerly named WM Equity Income Fund), changed its name to PVC Equity Income Account, effective May 17, 2008.
(14)	The PVC LargeCap Blend Account (formerly named WM Growth & Income Fund), changed its name to PVC LargeCap Blend Account II, effective May 17, 2008
(15)	The PVC Growth Account (formerly named WM Growth Fund), changed its name to PVC Large Cap Growth Account, effective May 17, 2008
(16)	The WM International Growth Fund changed its name to PVC Diversified International Account, effective January 5, 2007
(17)	The WM Mid Cap Stock Fund changed its name to PVC MidCap Stock Account, effective January 5, 2007
(18)	The PVC SmallCap Growth Account (formerly named WM SmallCap Growth Fund), changed its name to PVC SmallCap Growth Account II, effective May 17, 2008.
(19)	The WM West Coast Equity Fund changed its name to PVC West Coast Equity Account, effective January 5, 2007
(20)	The WM Income Fund changed its name to PVC Income Account, effective January 5, 2007
(21)	The WM Money Market Fund changed its name to PVC Money Market Account, effective January 5, 2007
(22)	The WM Short Term Income Fund changed its name to PVC Short-Term Income Account, effective January 5, 2007
(23)	The WM U.S. Government Securities Fund changed its name to PVC Mortgage Securities Account, effective January 5, 2007
(24)	The WM Balanced Portfolio changed its name to PVC SAM Balanced Portfolio, effective January 5, 2007
(25)	The WM Conservative Balanced Portfolio changed its name to PVC SAM Conservative Balanced Portfolio, effective January 5, 2007
(26)	The WM Conservative Growth Portfolio changed its name to PVC SAM Conservative Growth Portfolio, effective January 5, 2007
(27)	The WM Flexible Income Portfolio changed its name to PVC SAM Flexible Income Portfolio, effective January 5, 2007
(28)	The WM Strategic Growth Portfolio changed its name to PVC SAM Strategic Growth Portfolio, effective January 5, 2007

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

1.	THE COMPANY

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Office of the Insurance Commissioner of the State of Washington. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Financial Services Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries and a reinsurance company, Farmers Reinsurance Company.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the Variable Universal Life and Life Accumulator policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested at the direction of the policyholders in the sub-accounts that comprise the Account. The Account is currently comprised of fifty-six sub-accounts. The value of each sub-account will increase or decrease, depending on the investment performance of the corresponding portfolio. The sub-accounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

A) The Variable Universal Life portfolio includes:

Calvert Variable Series, Inc. (1)

Social Mid Cap Growth Portfolio

Dreyfus Variable Investment Fund – Service Class Shares

Developing Leaders Portfolio

Quality Bond Portfolio

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

1.	THE COMPANY, CONTINUED

DWS Variable Series I – Class A Shares

Bond VIP

Global Opportunities VIP

Growth & Income VIP

International VIP

DWS Variable Series II – Class A Shares

Dreman High Return Equity VIP

Government & Agency Securities VIP

High Income VIP

Money Market VIP

Small Cap Growth VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Developing Markets Securities Fund

Global Asset Allocation Fund

Small – Mid Cap Growth Securities Fund

Small Cap Value Securities Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Capital Growth Fund

Mid Cap Value Fund

Structured Small Cap Equity Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

Mid Cap Growth Portfolio (Service Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

1.	THE COMPANY, CONTINUED

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds (2)

Equity Income Account I

MidCap Stock Account

SmallCap Growth Account II

West Coast Equity Account

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios (2)

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

B) The Life Accumulator portfolio includes:

DWS Investments VIT Funds – Class B Shares

Equity 500 Index VIP

DWS Variable Series II – Class A Shares

Dreman High Return Equity VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small Cap Value Securities Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Structured Small Cap Equity Fund

Janus Aspen Series

Mid Cap Growth Portfolio (Service Shares)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds (2)

Equity Income Account

LargeCap Blend Account II

LargeCap Growth Account

Diversified International Account

MidCap Stock Account

SmallCap Growth Account II

West Coast Equity Account

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

1.	THE COMPANY, CONTINUED

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds (2)

Income Account

Money Market Account

Short-Term Income Account

Mortgage Securities Account

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios (2)

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

C) The EssentialLife Variable Universal Life portfolio includes (3):

Dreyfus Variable Investment Fund – Service Class Shares

Developing Leaders Portfolio

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

DWS Variable Series I – Class A Shares

Bond VIP

Global Opportunities VIP

International VIP

DWS Variable Series II – Class A Shares

Dreman High Return Equity VIP

Government & Agency Securities VIP

High Income VIP

Money Market VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

1.	THE COMPANY, CONTINUED

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Global Asset Allocation Fund

Small – Mid Cap Growth Securities Fund

Small Cap Value Securities Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios (2)

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	Social Small Cap Growth merged into Social Mid Cap Growth Portfolio, effective September 27, 2007
(2)	Effective January 5, 2007 PVC acquired WM Group of Funds.
(3)	Effective September 1, 2008, new variable universal life product available to contractholders: Farmers EssentialLife Variable Universal Life.

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (“Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

1.	THE COMPANY, CONTINUED

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value per share of the respective portfolios at December 31, 2008. Accumulation unit values are computed daily based on total net assets of the Account.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Payable to Farmers New World Life Insurance Company

Amounts payable to the Company consist of unsettled transactions. The amounts are due from the respective portfolios to the Company for asset-based charges.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends and Capital Gain Distributions

Dividend income and capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Fair Value Measurements

Effective January 1, 2008, the Separate Account adopted SFAS No.157, “Fair Value Measurements” (“SFAS157”), which was issued by the FASB in September 2006.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

2.	SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

For financial statement elements currently required to be measured at fair value, SFAS157 redefines fair value, establishes a framework for measuring fair value under U.S. GAAP and expands disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price).

SFAS157 establishes a fair value hierarchy that prioritizes the inputs used to measure fair value into three broad levels (“Level 1, 2, and 3”). In compliance with SFAS157, the Separate Account has categorized its financial assets and liabilities measured at fair value into the three level hierarchies. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•

Level 1: Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasury securities, money market funds, certain mortgage backed securities, and exchange traded equity and derivative securities.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets;

c)	Inputs other than quoted market prices that are observable;

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

See Note 7 for the fair value disclosure.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

3.	EXPENSES

Fees and Charges	Variable Universal Life	Life Accumulator	Farmers EssentialLife Variable Universal Life
Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of unit values.	0.90%	0.25% - 0.70%	0.30% - 0.60%
Contract Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%	4.25%	3% - 7%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to exceed $25	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charges are deducted upon full surrender		$11.52 - $51.68 per $1,000 of face amount
Deferred Sales Charge Component	$50 - $75 per $1,000 of face amount		$3 - $44.40 per $1,000 of face amount
Administrative Component	$50 - $75 per $1,000 of face amount		$3 - $44.40 per $1,000 of face amount
Increase in Principal Sum Charge
Charge is deducted upon increase in principal sum.	$1.50 per $1,000, not to exceed $300	NA	NA
Transfer Charge
This charge is assessed through the redemption of units.	$0 - $25	$0 - $25	$0 - $25
Additional Annual Report Fee
This charge is assessed through the redemption of units.	$5	$5	$0 - $25
Monthly Administrative Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$5 - $8	$7 - $10	$12
Cost of Insurance
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.06 - $83.07 per $1,000 of benefit amount	$0.03 - $83.33 per $1,000 of benefit amount	$0.01 - $37.12 per $1,000 of benefit amount
Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	Up to four times the Cost of Insurance Charge. The Special Premium Class Charge for most policies is $0.	Up to four times the Cost of Insurance Charge. The Special Premium Class Charge for most policies is $0.	Up to four times the Cost of Insurance Charge. The Special Premium Class Charge for most policies is $0.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

3.	EXPENSES, CONTINUED

Fees and Charges	Variable Universal Life	Life Accumulator	Farmers EssentialLife Variable Universal Life
Contract Charges, continued
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0 - $1,000 per $1,000 of benefit amount	$0 - $1,000 per $1,000 of benefit amount	$0 - $1.25 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date during the first five years and within five years after any increase in principal sum.	NA	$0.24 - $0.88 per $1,000 of benefit amount	$0.06 - $2.21 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed account.	1.5% - 5.0% of the policy loan balance	0.25% of the policy loan balance	2% - 4% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.04 - $0.38 per $1,000 of rider amount	NA	$0.04 - $0.56 per $1,000 of rider amount
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$4 - $40 per $100 of monthly benefit	$4 - $40 per $100 of monthly benefit	$4 - $62 per $100 of monthly benefit
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.78 - $0.87 per $1,000 of rider amount	NA	$0.78 - $0.87 per $1,000 of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.09 - $4.35 per $1,000 of rider amount	NA	NA
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	NA	NA

Portfolio Operating Expenses

The value of the net assets of each sub-account is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the sub-account invests. These fees and expenses are paid indirectly by the policyholders, which currently ranges up to 2%.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

4.	PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2008 consist of the following:

	Purchases	Sales
Calvert Variable Series, Inc.
Social Mid Cap Growth Portfolio	$26,496	$21,378
Dreyfus Variable Investment Fund – Service Class Shares
Developing Leaders Portfolio	428,749	99,278
Quality Bond Portfolio	112,874	101,168
Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund	19,750	9,366
DWS Investments VIT Funds – Class B Shares
Equity 500 Index VIP	294,204	174,838
DWS Variable Series I – Class A Shares
Bond VIP	1,131,782	148,549
Global Opportunities VIP	1,705,446	88,014
Growth & Income VIP	738,550	167,434
International VIP	2,675,039	170,189
DWS Variable Series II – Class A Shares
Dreman High Return Equity VIP	6,041,373	273,560
Government & Agency Securities VIP	143,600	188,911
High Income VIP	666,721	91,092
Money Market VIP	127,881	57,509
Small Cap Growth VIP	38,944	24,173
Fidelity Variable Insurance Products (“VIP”) Funds
VIP Growth Portfolio	1,688,741	238,965
VIP Index 500 Portfolio	1,758,333	250,859
VIP Mid Cap Portfolio	1,327,162	115,147
Fidelity VIP Freedom Funds
VIP Freedom 2005 Portfolio	40	—
VIP Freedom 2010 Portfolio	143	51
VIP Freedom 2015 Portfolio	404	87
VIP Freedom 2020 Portfolio	1,483	431
VIP Freedom 2025 Portfolio	2,242	481
VIP Freedom 2030 Portfolio	18,113	957
VIP Freedom Income Portfolio	1,865	98
Fidelity VIP FundsManager Portfolios
VIP FundsManager 20% Portfolio	569	15
VIP FundsManager 50% Portfolio	4,394	329
VIP FundsManager 70% Portfolio	20,500	554
VIP FundsManager 85% Portfolio	23,638	153
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund	1,169,732	196,199
Global Asset Allocation Fund	351,481	41,114
Small – Mid Cap Growth Securities Fund	394,872	86,036
Small Cap Value Securities Fund	599,083	62,368
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Capital Growth Fund	1,157,179	235,505
Mid Cap Value Fund	488,391	246,607
Structured Small Cap Equity Fund	487,631	27,538
Janus Aspen Series
Balanced Portfolio (Service Shares)	358,061	50,495
Forty Portfolio (Institutional Shares)	1,375,473	606,618
Mid Cap Growth Portfolio (Service Shares)	379,908	110,600
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	319,951	208,153
VIT Low Duration Portfolio	686,810	294,370
Principal Variable Contracts Funds, Inc – Class 2 Shares – Equity Funds
Equity Income Account	1,370,579	341,948
LargeCap Blend Account II	163,043	91,355
LargeCap Growth Account	113,038	122,458
Diversified International Account	933,965	573,533
MidCap Stock Account	1,794,923	133,974
SmallCap Growth Account II	309,022	210,465
West Coast Equity Account	583,938	181,966
Principal Variable Contracts Funds, Inc – Class 2 Shares – Fixed Income Funds
Income Account	50,952	15,534
Money Market Account	1,222	511
Short Term Income Account	2,507	603
Mortgage Securities Account	13,190	12,608
Principal Variable Contracts Funds, Inc – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	2,699,821	512,931
SAM Conservative Balanced Portfolio	417,530	164,267
SAM Conservative Growth Portfolio	6,414,686	607,834
SAM Flexible Income Portfolio	421,125	169,292
SAM Strategic Growth Portfolio	9,794,032	1,126,436

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

5.	FINANCIAL HIGHLIGHTS

The Company sells variable universal life products, which have unique combinations of features and fees that are charges against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return *** lowest to highest
Calvert Variable Series, Inc:
Social Mid Cap Growth Portfolio (1)
2008	8,200	$7.34	to	$7.34	$60,203	0.69%	0.90%	to	0.90%	-37.76%	to	-37.76%
2007	7,534	11.80	to	11.80	88,872	0.00%	0.89%	to	0.89%	4.53%	to	4.53%
2006	6,361	11.29	to	11.29	71,783	0.00%	0.88%	to	0.88%	-0.11%	to	-0.11%
2005	5,032	11.30	to	11.30	56,850	0.00%	0.88%	to	0.88%	-9.97%	to	-9.97%
2004	3,101	12.55	to	12.55	38,919	0.00%	0.87%	to	0.87%	9.47%	to	9.47%
Dreyfus Variable Investment Fund - Service Class Shares:
Developing Leaders Portfolio (2)
2008	249,525	6.47	to	6.56	1,614,616	0.55%	0.00%	to	0.90%	-38.33%	to	-34.41%
2007	222,413	10.49	to	10.49	2,333,585	0.46%	0.90%	to	0.90%	-12.08%	to	-12.08%
2006	187,520	11.93	to	11.93	2,237,696	0.15%	0.88%	to	0.88%	2.60%	to	2.60%
2005	152,609	11.63	to	11.63	1,774,953	0.00%	0.88%	to	0.88%	4.62%	to	4.62%
2004	119,968	11.12	to	11.12	1,333,734	0.00%	0.88%	to	0.88%	10.05%	to	10.05%
Quality Bond Portfolio
2008	75,816	11.70	to	11.70	886,836	4.67%	0.90%	to	0.90%	-5.31%	to	-5.31%
2007	78,008	12.35	to	12.35	963,672	4.60%	0.87%	to	0.87%	2.38%	to	2.38%
2006	70,659	12.07	to	12.07	852,620	4.31%	0.89%	to	0.89%	2.98%	to	2.98%
2005	62,375	11.72	to	11.72	730,907	3.37%	0.89%	to	0.89%	1.35%	to	1.35%
2004	50,640	11.56	to	11.56	585,490	3.91%	0.89%	to	0.89%	2.13%	to	2.13%
Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Shares:
Socially Responsible Growth Fund
2008	9,078	5.94	to	7.10	54,113	0.40%	0.00%	to	0.90%	-35.17%	to	-29.25%
2007	7,592	9.16	to	9.16	69,573	0.26%	0.89%	to	0.89%	6.53%	to	6.53%
2006	6,394	8.60	to	8.60	55,012	0.00%	0.88%	to	0.88%	7.99%	to	7.99%
2005	5,352	7.97	to	7.97	42,635	0.00%	0.89%	to	0.89%	2.43%	to	2.43%
2004	3,889	7.78	to	7.78	30,246	0.18%	0.89%	to	0.89%	4.99%	to	4.99%
DWS Investments VIT Funds (3) - Class B Shares:
Equity 500 Index VIP (4)
2008	78,185	10.26	to	10.26	802,087	2.09%	0.70%	to	0.70%	-37.78%	to	-37.78%
2007	72,075	16.49	to	16.49	1,188,287	1.19%	0.69%	to	0.69%	4.30%	to	4.30%
2006	56,846	15.81	to	15.81	898,583	0.83%	0.68%	to	0.68%	14.44%	to	14.44%
2005	41,633	13.81	to	13.81	575,040	1.08%	0.67%	to	0.67%	3.69%	to	3.69%
2004	20,687	13.32	to	13.32	275,559	0.56%	0.66%	to	0.66%	9.55%	to	9.55%
DWS Variable Series I (5) - Class A Shares:
Bond VIP (6)
2008	241,009	8.65	to	11.82	2,847,900	5.25%	0.00%	to	0.90%	-17.51%	to	-13.06%
2007	179,212	14.33	to	14.33	2,567,379	3.95%	0.88%	to	0.88%	3.24%	to	3.24%
2006	115,552	13.88	to	13.88	1,603,407	3.60%	0.89%	to	0.89%	3.78%	to	3.78%
2005	80,624	13.37	to	13.37	1,077,958	3.25%	0.88%	to	0.88%	1.69%	to	1.69%
2004	57,711	13.15	to	13.15	758,774	3.49%	0.88%	to	0.88%	4.44%	to	4.44%
Global Opportunities VIP (7)
2008	316,006	6.00	to	9.24	2,908,771	0.26%	0.00%	to	0.90%	-50.41%	to	-40.65%
2007	239,198	18.63	to	18.63	4,457,411	1.16%	0.89%	to	0.89%	8.35%	to	8.35%
2006	200,036	17.20	to	17.20	3,440,343	0.93%	0.88%	to	0.88%	20.99%	to	20.99%
2005	171,674	14.21	to	14.21	2,440,300	0.55%	0.88%	to	0.88%	17.14%	to	17.14%
2004	138,802	12.14	to	12.14	1,684,385	0.24%	0.88%	to	0.88%	22.24%	to	22.24%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return *** lowest to highest
DWS Variable Series I (5) - Class A Shares, Continued:
Growth & Income VIP (8)
2008	253,693	$6.30	to	$6.30	$1,597,415	2.05%	0.90%	to	0.90%	-38.86%	to	-38.86%
2007	250,251	10.30	to	10.30	2,577,433	1.21%	0.90%	to	0.90%	0.45%	to	0.45%
2006	242,391	10.25	to	10.25	2,485,329	0.94%	0.89%	to	0.89%	12.62%	to	12.62%
2005	237,722	9.10	to	9.10	2,164,399	1.25%	0.89%	to	0.89%	5.12%	to	5.12%
2004	214,746	8.66	to	8.66	1,859,911	0.75%	0.89%	to	0.89%	9.17%	to	9.17%
International VIP (9)
2008	911,562	5.36	to	6.40	4,888,594	1.35%	0.00%	to	0.90%	-48.68%	to	-37.18%
2007	736,926	10.45	to	10.45	7,700,039	2.32%	0.89%	to	0.89%	13.56%	to	13.56%
2006	656,497	9.20	to	9.20	6,040,575	1.77%	0.88%	to	0.88%	24.79%	to	24.79%
2005	584,253	7.37	to	7.37	4,307,859	1.51%	0.88%	to	0.88%	15.13%	to	15.13%
2004	487,715	6.40	to	6.40	3,123,382	1.21%	0.88%	to	0.88%	15.49%	to	15.49%
DWS Variable Series II (10) - Class A Shares:
Dreman High Return Equity VIP (11)
2008	959,977	6.72	to	10.74	10,251,567	2.96%	0.00%	to	0.89%	-46.46%	to	-33.16%
2007	757,991	12.53	to	20.06	15,136,817	1.36%	0.00%	to	0.89%	-2.74%	to	-2.55%
2006	641,132	12.86	to	20.62	13,191,264	1.88%	0.00%	to	0.88%	17.68%	to	17.92%
2005	558,811	10.90	to	17.52	9,786,900	1.63%	0.00%	to	0.88%	6.96%	to	9.05%
2004	461,590	16.39	to	16.39	7,563,152	1.51%	0.88%	to	0.88%	13.03%	to	13.03%
Government & Agency Securities VIP (12)
2008	91,131	10.24	to	14.80	1,348,382	4.55%	0.00%	to	0.90%	2.72%	to	4.00%
2007	97,713	14.23	to	14.23	1,390,348	4.64%	0.90%	to	0.90%	5.00%	to	5.00%
2006	90,722	13.55	to	13.55	1,229,391	3.84%	0.89%	to	0.89%	3.24%	to	3.24%
2005	88,349	13.13	to	13.13	1,159,703	3.77%	0.89%	to	0.89%	1.66%	to	1.66%
2004	77,160	12.91	to	12.91	996,280	2.62%	0.89%	to	0.89%	2.82%	to	2.82%
High Income VIP (13)
2008	176,390	7.78	to	10.73	1,892,259	10.59%	0.00%	to	0.90%	-24.62%	to	-22.29%
2007	148,761	14.23	to	14.23	2,117,583	7.41%	0.90%	to	0.90%	0.05%	to	0.05%
2006	121,280	14.23	to	14.23	1,725,486	7.21%	0.88%	to	0.88%	9.49%	to	9.49%
2005	98,454	12.99	to	12.99	1,279,334	8.73%	0.88%	to	0.88%	2.96%	to	2.96%
2004	74,621	12.62	to	12.62	941,757	6.28%	0.88%	to	0.88%	11.41%	to	11.41%
Money Market VIP (14)
2008	36,696	10.07	to	12.04	441,882	2.58%	0.00%	to	0.89%	0.65%	to	1.72%
2007	31,410	11.84	to	11.84	371,860	4.81%	0.89%	to	0.89%	4.04%	to	4.04%
2006	27,738	11.38	to	11.38	315,621	4.54%	0.89%	to	0.89%	3.68%	to	3.68%
2005	23,582	10.97	to	10.97	258,795	2.69%	0.89%	to	0.89%	1.82%	to	1.82%
2004	21,224	10.78	to	10.78	228,760	0.94%	0.86%	to	0.86%	0.01%	to	0.01%
Small Cap Growth VIP (15)
2008	66,640	2.55	to	2.55	170,165	0.00%	0.90%	to	0.90%	-49.96%	to	-49.96%
2007	61,164	5.10	to	5.10	312,087	0.00%	0.90%	to	0.90%	5.25%	to	5.25%
2006	61,033	4.85	to	4.85	295,889	0.00%	0.88%	to	0.88%	4.33%	to	4.33%
2005	53,199	4.65	to	4.65	247,205	0.00%	0.88%	to	0.88%	6.12%	to	6.12%
2004	44,657	4.38	to	4.38	195,549	0.00%	0.89%	to	0.89%	10.03%	to	10.03%
Fidelity Variable Insurance Products (“VIP”) Funds:
VIP Growth Portfolio
2008	971,995	6.01	to	7.87	5,881,333	0.82%	0.00%	to	0.88%	-47.71%	to	-37.16%
2007	806,705	11.49	to	15.02	9,312,755	0.58%	0.01%	to	0.87%	25.73%	to	25.98%
2006	699,847	9.14	to	11.92	6,407,269	0.25%	0.00%	to	0.88%	5.78%	to	5.99%
2005	559,805	8.64	to	11.25	4,835,229	0.33%	0.00%	to	0.88%	4.73%	to	12.51%
2004	417,009	8.25	to	8.25	3,438,627	0.14%	0.88%	to	0.88%	2.34%	to	2.34%
VIP Index 500 Portfolio
2008	777,568	7.10	to	7.64	5,937,871	2.34%	0.00%	to	0.90%	-37.63%	to	-29.11%
2007	646,484	12.24	to	12.24	7,915,928	3.49%	0.89%	to	0.89%	4.40%	to	4.40%
2006	527,897	11.73	to	11.73	6,191,713	1.42%	0.88%	to	0.88%	14.59%	to	14.59%
2005	418,926	10.24	to	10.24	4,288,140	1.44%	0.88%	to	0.88%	3.78%	to	3.78%
2004	306,285	9.86	to	9.86	3,020,875	1.01%	0.88%	to	0.88%	9.52%	to	9.52%
VIP Mid Cap Portfolio
2008	187,441	6.59	to	14.09	2,636,442	0.38%	0.00%	to	0.90%	-40.05%	to	-34.74%
2007	148,502	23.51	to	23.51	3,491,212	0.72%	0.89%	to	0.89%	14.45%	to	14.45%
2006	117,119	20.54	to	20.54	2,405,749	0.22%	0.88%	to	0.88%	11.59%	to	11.59%
2005	90,313	18.41	to	18.41	1,662,473	0.00%	0.88%	to	0.88%	17.15%	to	17.15%
2004	69,155	15.71	to	15.71	1,086,600	0.00%	0.88%	to	0.88%	23.66%	to	23.66%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return *** lowest to highest
Fidelity VIP Freedom Funds - Service Class 2 Shares:
VIP Freedom 2005 Portfolio (16)
2008	5	$8.13	to	$8.13	$41	0.00%	0.00%	to	0.00%	-17.18%	to	-17.18%
VIP Freedom 2010 Portfolio (17)
2008	11	8.05	to	8.05	94	4.00%	0.03%	to	0.03%	-17.95%	to	-17.95%
VIP Freedom 2015 Portfolio (18)
2008	41	7.91	to	7.91	323	2.09%	0.02%	to	0.02%	-19.25%	to	-19.25%
VIP Freedom 2020 Portfolio (19)
2008	136	7.46	to	7.46	1,019	6.30%	0.05%	to	0.05%	-23.31%	to	-23.31%
VIP Freedom 2025 Portfolio (20)
2008	234	7.33	to	7.33	1,709	6.97%	0.05%	to	0.05%	-24.54%	to	-24.54%
VIP Freedom 2030 Portfolio (21)
2008	2,370	7.03	to	7.03	16,659	6.69%	0.04%	to	0.04%	-27.22%	to	-27.22%
VIP Freedom Income Portfolio (22)
2008	190	9.09	to	9.09	1,729	5.64%	0.05%	to	0.05%	-8.57%	to	-8.57%
Fidelity VIP FundsManager Portfolios:
VIP FundsManager 20% Portfolio (23)
2008	58	9.34	to	9.34	549	3.77%	0.03%	to	0.03%	-6.02%	to	-6.02%
VIP FundsManager 50% Portfolio (24)
2008	488	8.35	to	8.35	4,077	3.73%	0.03%	to	0.03%	-15.11%	to	-15.11%
VIP FundsManager 70% Portfolio (25)
2008	2,686	7.63	to	7.63	20,497	3.94%	0.05%	to	0.05%	-21.64%	to	-21.64%
VIP FundsManager 85% Portfolio (26)
2008	3,469	7.17	to	7.17	24,879	2.85%	0.05%	to	0.05%	-25.79%	to	-25.79%
Franklin Templeton Variable Insurance Products Trust - Class 2 Shares:
Developing Markets Securities Fund
2008	131,355	11.27	to	11.27	1,480,524	2.63%	0.90%	to	0.90%	-53.13%	to	-53.13%
2007	98,195	24.05	to	24.05	2,361,327	2.22%	0.87%	to	0.87%	27.63%	to	27.63%
2006	65,209	18.84	to	18.84	1,228,635	1.05%	0.86%	to	0.86%	26.95%	to	26.95%
2005	35,302	14.84	to	14.84	523,935	1.21%	0.86%	to	0.86%	26.29%	to	26.29%
2004	15,581	11.75	to	11.75	183,106	1.43%	0.84%	to	0.84%	23.60%	to	23.60%
Global Asset Allocation Fund
2008	41,297	8.18	to	13.06	533,414	10.36%	0.00%	to	0.89%	-25.77%	to	-19.38%
2007	28,621	17.59	to	17.59	503,532	16.52%	0.88%	to	0.88%	9.02%	to	9.02%
2006	18,464	16.14	to	16.14	297,941	6.80%	0.87%	to	0.87%	20.03%	to	20.03%
2005	11,463	13.44	to	13.44	154,099	3.69%	0.88%	to	0.88%	2.63%	to	2.63%
2004	6,632	13.10	to	13.10	86,863	2.47%	0.87%	to	0.87%	14.68%	to	14.68%
Small - Mid Cap Growth Securities Fund (27)
2008	159,536	6.38	to	7.03	1,121,057	0.00%	0.00%	to	0.90%	-43.01%	to	-36.42%
2007	144,893	12.34	to	12.34	1,787,628	0.00%	0.90%	to	0.90%	10.24%	to	10.24%
2006	132,150	11.19	to	11.19	1,478,907	0.00%	0.88%	to	0.88%	7.73%	to	7.73%
2005	109,220	10.39	to	10.39	1,134,638	0.00%	0.88%	to	0.88%	3.85%	to	3.85%
2004	84,454	10.00	to	10.00	844,785	0.00%	0.88%	to	0.88%	10.48%	to	10.48%
Small Cap Value Securities Fund
2008	110,118	6.71	to	8.54	928,189	1.11%	0.00%	to	0.69%	-33.62%	to	-33.34%
2007	66,583	12.77	to	12.84	851,375	0.64%	0.17%	to	0.65%	-3.26%	to	-3.06%
2006	24,295	13.20	to	13.25	321,071	0.51%	0.19%	to	0.57%	15.94%	to	16.17%
2005 (28)	3,519	11.39	to	11.40	40,087	0.00%	0.15%	to	0.19%	13.86%	to	14.01%
2004	—	—		—	—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
Goldman Sachs Variable Insurance Trust - Institutional Class Shares:
Capital Growth Fund
2008	793,393	6.17	to	6.17	4,897,836	0.14%	0.90%	to	0.90%	-42.28%	to	-42.28%
2007	675,309	10.69	to	10.69	7,222,264	0.20%	0.89%	to	0.89%	9.14%	to	9.14%
2006	572,365	9.80	to	9.80	5,608,476	0.14%	0.88%	to	0.88%	7.59%	to	7.59%
2005	459,837	9.11	to	9.11	4,187,816	0.17%	0.88%	to	0.88%	2.03%	to	2.03%
2004	340,622	8.93	to	8.93	3,040,499	0.84%	0.88%	to	0.88%	8.11%	to	8.11%
Mid Cap Value Fund
2008	271,604	8.44	to	13.12	3,517,019	1.12%	0.02%	to	0.88%	-37.79%	to	-37.67%
2007	257,538	13.53	to	21.08	5,367,725	0.82%	0.02%	to	0.88%	2.28%	to	2.48%
2006	236,470	13.21	to	20.61	4,823,376	1.04%	0.01%	to	0.87%	15.13%	to	15.36%
2005	200,324	11.45	to	17.90	3,576,926	0.63%	0.00%	to	0.88%	11.82%	to	14.47%
2004	163,483	16.01	to	16.01	2,617,553	0.66%	0.88%	to	0.88%	24.76%	to	24.76%
Structured Small Cap Equity Fund (29)
2008	80,532	6.90	to	9.12	698,233	0.94%	0.11%	to	0.73%	-34.77%	to	-34.64%
2007	39,026	10.55	to	13.98	515,227	0.59%	0.13%	to	0.71%	-17.23%	to	-17.07%
2006	12,757	12.72	to	16.89	201,940	0.96%	0.10%	to	0.71%	11.27%	to	11.49%
2005	5,628	11.41	to	15.18	85,375	0.26%	0.00%	to	0.89%	5.12%	to	14.13%
2004	4,546	14.44	to	14.44	65,653	0.28%	0.87%	to	0.87%	15.29%	to	15.29%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return *** lowest to highest
Janus Aspen Series:
Balanced Portfolio (Service Shares)
2008	74,641	$8.70	to	$11.51	$856,797	2.60%	0.00%	to	0.89%	-16.81%	to	-13.06%
2007	55,836	13.84	to	13.84	772,536	2.40%	0.88%	to	0.88%	9.30%	to	9.30%
2006	38,724	12.66	to	12.66	490,200	2.03%	0.88%	to	0.88%	9.43%	to	9.43%
2005	31,610	11.57	to	11.57	365,652	2.19%	0.88%	to	0.88%	6.70%	to	6.70%
2004	24,299	10.84	to	10.84	263,426	2.58%	0.88%	to	0.88%	7.32%	to	7.32%
Forty Portfolio (Institutional Shares) (30)
2008	1,422,341	5.68	to	6.08	8,078,583	0.14%	0.00%	to	0.91%	-44.65%	to	-39.99%
2007	1,300,875	10.26	to	10.26	13,344,629	0.36%	0.89%	to	0.89%	35.76%	to	35.76%
2006	1,235,760	7.56	to	7.56	9,337,308	0.37%	0.88%	to	0.88%	8.37%	to	8.37%
2005	1,099,439	6.97	to	6.97	7,665,475	0.22%	0.89%	to	0.89%	11.84%	to	11.84%
2004	957,643	6.23	to	6.23	5,969,801	0.27%	0.88%	to	0.88%	17.17%	to	17.17%
Mid Cap Growth Portfolio (Service Shares) (31)
2008	146,309	7.35	to	9.11	1,116,989	0.07%	0.11%	to	0.75%	-44.36%	to	-44.25%
2007	129,419	13.21	to	16.35	1,753,552	0.07%	0.06%	to	0.81%	20.65%	to	20.89%
2006	113,777	10.95	to	13.52	1,258,525	0.00%	0.02%	to	0.85%	12.30%	to	12.52%
2005	99,340	9.75	to	12.02	968,733	0.00%	0.00%	to	0.89%	11.03%	to	20.18%
2004	91,731	8.78	to	8.78	805,623	0.00%	0.89%	to	0.89%	19.40%	to	19.40%
PIMCO Variable Insurance Trust - Administrative Class Shares:
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (32)
2008	157,465	9.64	to	13.44	2,116,009	3.06%	0.00%	to	0.90%	-3.27%	to	-3.04%
2007	153,233	13.89	to	13.89	2,128,815	3.35%	0.89%	to	0.89%	2.70%	to	2.70%
2006	124,075	13.53	to	13.53	1,678,485	3.24%	0.88%	to	0.88%	1.28%	to	1.28%
2005	95,100	13.36	to	13.36	1,270,288	2.42%	0.88%	to	0.88%	4.21%	to	4.21%
2004	66,249	12.82	to	12.82	849,161	1.99%	0.88%	to	0.88%	4.62%	to	4.62%
VIT Low Duration Portfolio
2008	205,666	9.81	to	13.27	2,728,469	4.08%	0.00%	to	0.90%	-1.77%	to	-1.31%
2007	186,996	13.44	to	13.44	2,513,830	4.72%	0.89%	to	0.89%	6.40%	to	6.40%
2006	154,317	12.63	to	12.63	1,949,772	4.18%	0.88%	to	0.88%	3.04%	to	3.04%
2005	120,485	12.26	to	12.26	1,477,343	2.82%	0.88%	to	0.88%	0.11%	to	0.11%
2004	89,186	12.25	to	12.25	1,092,330	1.25%	0.89%	to	0.89%	0.94%	to	0.94%
Principal Variable Contracts Funds, Inc. (“PVC”) Class 2 Shares - Equity Funds:
Equity Income Account (33)
2008	253,930	11.65	to	12.82	3,049,464	2.27%	0.24%	to	0.59%	-34.71%	to	-34.58%
2007	207,651	17.84	to	19.59	3,822,329	0.70%	0.24%	to	0.58%	4.06%	to	4.27%
2006	151,669	17.15	to	18.79	2,684,628	1.44%	0.24%	to	0.55%	16.81%	to	17.04%
2005	84,721	14.68	to	16.05	1,283,205	1.38%	0.21%	to	0.59%	9.00%	to	9.21%
2004	36,053	13.47	to	14.70	494,161	1.35%	0.10%	to	0.72%	17.75%	to	17.99%
LargeCap Blend Account II (34)
2008	11,909	9.77	to	9.77	116,300	0.97%	0.70%	to	0.70%	-36.94%	to	-36.94%
2007	10,688	15.49	to	15.49	165,535	1.18%	0.70%	to	0.70%	4.26%	to	4.26%
2006	8,492	14.86	to	14.86	126,142	1.06%	0.67%	to	0.67%	10.89%	to	10.89%
2005	4,571	13.40	to	13.40	61,235	0.79%	0.67%	to	0.67%	2.25%	to	2.25%
2004	1,518	13.10	to	13.10	19,891	0.73%	0.66%	to	0.66%	8.02%	to	8.02%
LargeCap Growth Account (35)
2008	13,374	9.90	to	9.90	132,379	0.20%	0.71%	to	0.71%	-43.80%	to	-43.80%
2007	13,048	17.61	to	17.61	229,828	0.00%	0.68%	to	0.68%	22.17%	to	22.17%
2006	9,241	14.42	to	14.42	133,238	0.00%	0.68%	to	0.68%	3.90%	to	3.90%
2005	6,319	13.88	to	13.88	87,690	0.23%	0.66%	to	0.66%	6.43%	to	6.43%
2004	2,197	13.04	to	13.04	28,631	0.00%	0.66%	to	0.66%	7.26%	to	7.26%
Diversified International Account (36)
2008	44,093	12.99	to	12.99	572,957	1.09%	0.69%	to	0.69%	-46.74%	to	-46.74%
2007	29,171	24.40	to	24.40	711,777	1.71%	0.66%	to	0.66%	15.07%	to	15.07%
2006	16,736	21.20	to	21.20	354,879	1.29%	0.67%	to	0.67%	19.44%	to	19.44%
2005	8,496	17.75	to	17.75	150,832	1.09%	0.64%	to	0.64%	16.77%	to	16.77%
2004	1,484	15.20	to	15.20	22,565	0.55%	0.60%	to	0.60%	12.54%	to	12.54%
MidCap Stock Account (37)
2008	232,106	11.02	to	11.84	2,570,747	1.38%	0.06%	to	0.81%	-30.36%	to	-30.23%
2007	164,370	15.82	to	16.96	2,617,375	0.61%	0.07%	to	0.80%	-8.92%	to	-8.74%
2006	110,720	17.37	to	18.59	1,936,089	1.47%	0.07%	to	0.79%	15.52%	to	15.75%
2005	86,521	15.04	to	16.06	1,307,532	0.27%	0.04%	to	0.83%	12.11%	to	12.33%
2004	67,047	13.41	to	14.30	900,986	0.19%	0.01%	to	0.86%	13.26%	to	13.48%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

5.	FINANCIAL HIGHLIGHTS, CONTINUED

	At December 31					For the Period Ended December 31
	Units	Unit fair value			Net assets	Investment income ratio *	Expense ratio ** lowest to highest			Total return *** lowest to highest
Principal Variable Contracts Funds, Inc. (“PVC”) Class 2 Shares - Equity Funds, Continued:
SmallCap Growth Account II (38)
2008	148,265	$5.48	to	$10.47	$865,303	0.00%	0.10%	to	0.77%	-41.78%	to	-41.67%
2007	134,387	9.41	to	17.95	1,333,293	0.00%	0.06%	to	0.80%	3.78%	to	3.99%
2006	118,874	9.06	to	17.26	1,120,250	0.00%	0.05%	to	0.82%	5.63%	to	5.84%
2005	101,631	8.58	to	16.31	900,114	0.00%	0.04%	to	0.83%	-2.92%	to	-2.73%
2004	78,356	8.84	to	16.77	704,047	0.00%	0.02%	to	0.87%	3.56%	to	3.76%
West Coast Equity Account (39)
2008	97,384	9.12	to	13.07	1,083,604	0.84%	0.33%	to	0.43%	-34.15%	to	-34.02%
2007	76,485	13.86	to	19.81	1,317,018	0.45%	0.29%	to	0.46%	7.49%	to	7.70%
2006	50,527	12.89	to	18.40	829,437	0.33%	0.20%	to	0.52%	10.76%	to	10.98%
2005	25,879	11.64	to	16.58	413,248	0.44%	0.02%	to	0.64%	7.54%	to	16.40%
2004	8,596	15.41	to	15.41	132,485	0.08%	0.65%	to	0.65%	11.93%	to	11.93%
Principal Variable Contracts Funds, Inc. (“PVC”) Class 2 Shares - Fixed Income Funds:
Income Account (40)
2008	10,503	11.50	to	11.50	120,724	6.98%	0.70%	to	0.70%	-4.42%	to	-4.42%
2007	8,110	12.03	to	12.03	97,534	5.69%	0.69%	to	0.69%	5.03%	to	5.03%
2006	4,835	11.45	to	11.45	55,369	5.17%	0.69%	to	0.69%	3.86%	to	3.86%
2005	2,443	11.03	to	11.03	26,932	5.23%	0.70%	to	0.70%	1.35%	to	1.35%
2004	572	10.88	to	10.88	6,227	4.62%	0.54%	to	0.54%	4.58%	to	4.58%
Money Market Account (41)
2008	229	11.05	to	11.05	2,531	2.24%	0.00%	to	0.70%	1.60%	to	1.60%
2007	167	10.88	to	10.88	1,822	4.76%	0.72%	to	0.72%	3.86%	to	3.86%
2006	7,908	10.47	to	10.47	82,810	3.62%	0.57%	to	0.57%	3.41%	to	3.41%
2005	30	10.13	to	10.13	300	2.47%	0.86%	to	0.86%	1.63%	to	1.63%
2004	767	9.96	to	9.96	7,638	0.88%	0.59%	to	0.59%	-0.10%	to	-0.10%
Short-Term Income Account (42)
2008	617	10.96	to	10.96	6,765	2.55%	0.69%	to	0.69%	-1.52%	to	-1.52%
2007	460	11.13	to	11.13	5,127	4.71%	0.71%	to	0.71%	3.51%	to	3.51%
2006	383	10.75	to	10.75	4,122	4.05%	0.70%	to	0.70%	3.52%	to	3.52%
2005	310	10.39	to	10.39	3,220	3.75%	0.69%	to	0.69%	1.06%	to	1.06%
2004	257	10.28	to	10.28	2,645	3.85%	0.71%	to	0.71%	0.89%	to	0.89%
Mortgage Securities Account (43)
2008	1,137	11.83	to	11.83	13,438	6.15%	0.69%	to	0.69%	3.68%	to	3.68%
2007	1,152	11.41	to	11.41	13,134	4.74%	0.69%	to	0.69%	5.47%	to	5.47%
2006	776	10.82	to	10.82	8,394	4.27%	0.68%	to	0.68%	3.50%	to	3.50%
2005	623	10.45	to	10.45	6,512	3.92%	0.67%	to	0.67%	1.31%	to	1.31%
2004	243	10.32	to	10.32	2,510	3.24%	0.65%	to	0.65%	2.87%	to	2.87%
Principal Variable Contracts Funds, Inc. (“PVC”) - Class 2 Shares Strategic Asset Management (“SAM”) Portfolios:
SAM Balanced Portfolio (44)
2008	497,645	7.92	to	11.94	5,898,106	3.85%	0.00%	to	0.72%	-27.07%	to	-20.92%
2007	416,823	15.88	to	16.38	6,783,460	2.22%	0.14%	to	0.71%	7.42%	to	7.64%
2006	327,099	14.75	to	15.24	4,951,582	1.84%	0.15%	to	0.68%	9.39%	to	9.61%
2005	220,624	13.46	to	13.94	3,049,482	1.65%	0.14%	to	0.69%	4.78%	to	4.99%
2004	126,421	12.82	to	13.30	1,669,943	1.55%	0.12%	to	0.71%	8.85%	to	9.07%
SAM Conservative Balanced Portfolio (45)
2008	72,767	8.42	to	11.90	848,473	3.71%	0.00%	to	0.58%	-20.13%	to	-15.76%
2007	60,304	14.28	to	14.89	884,517	3.06%	0.25%	to	0.57%	6.38%	to	6.59%
2006	47,571	13.40	to	14.00	655,569	2.38%	0.23%	to	0.58%	7.53%	to	7.75%
2005	33,423	12.44	to	13.02	428,702	2.16%	0.21%	to	0.61%	3.44%	to	3.64%
2004	21,940	12.00	to	12.59	272,370	1.69%	0.14%	to	0.69%	6.91%	to	7.12%
SAM Conservative Growth Portfolio (46)
2008	1,221,068	7.39	to	11.72	14,220,239	3.62%	0.00%	to	0.78%	-33.89%	to	-26.39%
2007	958,738	17.37	to	17.73	16,948,197	1.38%	0.09%	to	0.77%	8.06%	to	8.27%
2006	738,839	16.04	to	16.40	12,080,619	1.32%	0.10%	to	0.75%	10.95%	to	11.17%
2005	485,479	14.43	to	14.78	7,151,465	1.03%	0.09%	to	0.75%	5.76%	to	5.97%
2004	260,080	13.62	to	13.98	3,624,581	1.12%	0.07%	to	0.77%	10.58%	to	10.80%
SAM Flexible Income Portfolio (47)
2008	44,109	8.84	to	11.68	505,744	6.04%	0.00%	to	0.54%	-14.79%	to	-11.48%
2007	29,711	13.04	to	13.70	399,417	4.38%	0.25%	to	0.57%	4.91%	to	5.12%
2006	19,523	12.40	to	13.06	251,194	3.84%	0.18%	to	0.66%	5.66%	to	5.87%
2005	14,694	11.71	to	12.36	179,748	3.36%	0.15%	to	0.70%	2.18%	to	2.38%
2004	8,611	11.44	to	12.10	102,543	2.34%	0.15%	to	0.66%	5.28%	to	5.49%
SAM Strategic Growth Portfolio (48)
2008	1,578,898	7.05	to	11.53	18,140,664	3.53%	0.00%	to	0.74%	-38.12%	to	-29.88%
2007	1,282,894	18.47	to	18.64	23,869,369	0.91%	0.13%	to	0.72%	8.36%	to	8.58%
2006	1,002,856	17.01	to	17.20	17,213,378	0.86%	0.12%	to	0.71%	11.76%	to	11.99%
2005	672,928	15.19	to	15.39	10,330,389	0.49%	0.12%	to	0.72%	6.51%	to	6.72%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

5.	FINANCIAL HIGHLIGHTS, CONTINUED

(1)	Merged with Social Small Cap Growth Portfolio effective September 27, 2007
(2)	Formerly named Dreyfus Small Cap Portfolio
(3)	Formerly named Scudder Investments VIT Funds
(4)	Formerly named Scudder VIT Equity 500 Index Fund
(5)	Formerly named Scudder Variable Series I
(6)	Formerly named Scudder Bond Portfolio
(7)	Formerly named Scudder Global Discovery Portfolio
(8)	Formerly named Scudder Growth and Income Portfolio
(9)	Formerly named Scudder International Portfolio
(10)	Formerly named Scudder Variable Series II
(11)	Formerly named SVS Dreman High Return Equity Portfolio
(12)	Formerly named Scudder Government & Agency Securities Portfolio
(13)	Formerly named Scudder High Income Portfolio
(14)	Formerly named Scudder Money Market Portfolio, merged from DWS Variable Series I effective November 3, 2006
(15)	Formerly named Scudder Small Cap Growth Portfolio
(16)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2005 Portfolio
(17)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2010 Portfolio
(18)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2015 Portfolio
(19)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2020 Portfolio
(20)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2025 Portfolio
(21)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2030 Portfolio
(22)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom Income Portfolio
(23)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 20% Portfolio
(24)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 50% Portfolio
(25)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 70% Portfolio
(26)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 85% Portfolio
(27)	Formerly named Franklin Small Cap Fund
(28)	For the period beginning May 2, 2005 and ended December 31, 2005
(29)	Formerly named Goldman Sachs CORE Small Cap Equity Fund
(30)	Formerly named Janus Capital Appreciation Portfolio
(31)	Formerly named Janus Aggressive Growth Portfolio
(32)	Formerly named PIMCO Foreign Bond Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

5.	FINANCIAL HIGHLIGHTS, CONTINUED

(33)	The PVC Equity Income Account I (formerly named WM Equity Income Fund), changed its name to PVC Equity Income Account, effective May 17, 2008
(34)	The PVC LargeCap Blend Account (formerly named WM Growth & Income Fund), changed its name to PVC LargeCap Blend Account II, effective May 17, 2008
(35)	The PVC Strategic Growth Portfolio (formerly named WM Strategic Growth Portfolio), changed its name to PVC LargeCap Growth Account, effective May 17, 2008
(36)	The WM International Growth Fund changed its name to PVC Diversified International Account, effective January 5, 2007
(37)	The WM MidCap Stock Fund changed its name to PVC MidCap Stock Account, effective January 5, 2007
(38)	The PVC SmallCap Growth Account (formerly named WM Small Cap Growth), changed its name to PVC SmallCap Growth Account II Fund, effective May 17, 2008
(39)	The WM West Coast Equity Fund changed its name to PVC West Coast Equity Account, effective January 5, 2007
(40)	The WM Income Fund changed its name to PVC Income Account, effective January 5, 2007
(41)	The WM Money Market Fund changed its name to PVC Money Market Account, effective January 5, 2007
(42)	The WM Short Term Income Fund changed its name to PVC Short Term Income Account, effective January 5, 2007
(43)	The WM U.S. Government Securities Fund changed its name to PVC Mortgage Securities Account, effective January 5, 2007
(44)	The WM Balanced Portfolio changed its name to PVC SAM Balanced Portfolio, effective January 5, 2007
(45)	The WM Conservative Balanced Portfolio changed its name to PVC SAM Conservative Balanced Portfolio, effective January 5, 2007
(46)	The WM Conservative Growth Portfolio changed its name to PVC SAM Conservative Growth Portfolio, effective January 5, 2007
(47)	The WM Flexible Income Portfolio changed its name to PVC SAM Flexible Income Portfolio effective, January 5, 2007
(48)	The WM Strategic Growth Portfolio changed its name to PVC SAM Strategic Growth Portfolio, effective January 5, 2007
*	These amounts represent the annualized dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

6.	UNITS ISSUED AND REDEEMED

	Variable Universal Life
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Calvert Variable Series, Inc. subaccount:
Social Mid Cap Growth Portfolio (1)	2008	7,534	8,127	(7,461)	8,200	$7.34
	2007	6,361	4,491	(3,318)	7,534	11.80

Dreyfus Variable Investment Fund subaccounts:
Developing Leaders Portfolio	2008	222,413	36,873	(10,079)	249,207	6.47
	2007	187,520	50,247	(15,354)	222,413	10.49

Quality Bond Portfolio	2008	78,008	5,779	(7,971)	75,816	11.70
	2007	70,659	143,383	(136,034)	78,008	12.35

Dreyfus Socially Responsible Growth Fund, Inc. subaccount:
Socially Responsible Growth Fund	2008	7,592	2,473	(1,135)	8,930	5.94
	2007	6,394	2,137	(939)	7,592	9.16

DWS Variable Series I subaccounts:
Bond VIP	2008	179,212	72,217	(10,445)	240,984	11.82
	2007	115,552	125,407	(61,747)	179,212	14.33

Global Opportunities VIP	2008	239,198	78,429	(5,091)	312,536	9.24
	2007	200,036	50,622	(11,460)	239,198	18.63

Growth & Income VIP	2008	250,251	22,234	(18,792)	253,693	6.30
	2007	242,391	32,147	(24,287)	250,251	10.30

International VIP	2008	736,926	192,671	(18,182)	911,415	5.36
	2007	656,497	118,969	(38,540)	736,926	10.45

DWS Variable Series II subaccounts:
Dreman High Return Equity VIP	2008	749,121	212,354	(15,660)	945,815	10.74
	2007	637,116	130,458	(18,453)	749,121	20.06

Government & Agency Securities VIP	2008	97,713	5,842	(12,454)	91,101	14.80
	2007	90,722	22,137	(15,146)	97,713	14.23

High Income VIP	2008	148,761	33,767	(6,294)	176,234	10.73
	2007	121,280	39,675	(12,194)	148,761	14.23

Money Market VIP	2008	31,410	9,886	(4,610)	36,686	12.04
	2007	27,738	10,658	(6,986)	31,410	11.84

Small Cap Growth VIP	2008	61,164	11,471	(5,995)	66,640	2.55
	2007	61,033	8,470	(8,339)	61,164	5.10

Fidelity Variable Insurance Products (“VIP”) Funds subaccounts:
VIP Growth Portfolio	2008	793,530	176,229	(21,406)	948,353	6.01
	2007	694,917	165,687	(67,074)	793,530	11.49

VIP Index 500 Portfolio	2008	646,484	152,443	(21,907)	777,020	7.64
	2007	527,897	156,582	(37,995)	646,484	12.24

VIP Mid Cap Portfolio	2008	148,502	43,398	(5,174)	186,726	14.09
	2007	117,119	36,806	(5,423)	148,502	23.51

Franklin Templeton Variable Insurance Products Trust subaccounts:
Developing Markets Securities Fund	2008	98,195	43,566	(10,406)	131,355	11.27
	2007	65,209	36,769	(3,783)	98,195	24.05

Global Asset Allocation Fund	2008	28,621	13,990	(2,527)	40,084	13.06
	2007	18,464	12,329	(2,172)	28,621	17.59

Small - Mid Cap Growth Securities Fund	2008	144,893	21,390	(7,751)	158,532	7.03
	2007	132,150	24,760	(12,017)	144,893	12.34

Small Cap Value Securities Fund	2008	51,792	34,285	(2,521)	83,556	8.48
	2007	16,560	36,095	(863)	51,792	12.77

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	Variable Universal Life
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Goldman Sachs Variable Insurance Trust subaccounts:
Capital Growth Fund	2008	675,309	140,690	(22,606)	793,393	$6.17
	2007	572,365	168,571	(65,627)	675,309	10.69

Mid Cap Value Fund	2008	249,342	24,138	(11,506)	261,974	13.12
	2007	229,585	47,150	(27,393)	249,342	21.08

Structured Small Cap Equity Fund	2008	30,156	35,487	(1,383)	64,260	9.12
	2007	9,504	21,382	(730)	30,156	13.98

Janus Aspen Series subaccounts:
Balanced Portfolio (Service Shares)	2008	55,836	21,675	(3,692)	73,819	11.51
	2007	38,724	22,347	(5,235)	55,836	13.84

Forty Portfolio (Institutional Shares)	2008	1,300,875	175,050	(60,538)	1,415,387	5.68
	2007	1,235,760	124,338	(59,223)	1,300,875	10.26

Mid Cap Growth Portfolio (Service Shares)	2008	115,475	14,258	(6,961)	122,772	7.35
	2007	108,867	13,637	(7,029)	115,475	13.21

PIMCO Variable Insurance Trust subaccounts:
VIT Foreign Bond Portfolio (U.S. Dollar Hedged)	2008	153,233	18,752	(14,552)	157,433	13.44
	2007	124,075	45,416	(16,258)	153,233	13.89

VIT Low Duration Portfolio	2008	186,996	39,781	(21,158)	205,619	13.27
	2007	154,317	52,090	(19,411)	186,996	13.44

Principal Variable Contracts Funds, Inc. (“PVC”) sub-accounts:
Equity Income Account (2)	2008	140,518	45,862	(10,767)	175,613	11.65
	2007	100,468	161,713	(121,663)	140,518	17.84

MidCap Stock Account (3)	2008	149,506	71,570	(5,742)	215,334	11.02
	2007	100,146	239,108	(189,748)	149,506	15.82

SmallCap Growth Account II (4)	2008	126,280	112,289	(101,001)	137,568	5.48
	2007	113,648	312,050	(299,418)	126,280	9.41

West Coast Equity Account (5)	2008	33,302	20,284	(5,615)	47,971	9.12
	2007	18,176	38,047	(22,921)	33,302	13.86

Balanced Portfolio (6)	2008	332,018	92,384	(26,770)	397,632	11.94
	2007	256,527	348,526	(273,035)	332,018	16.38

Conservative Balanced Portfolio (7)	2008	37,962	16,736	(7,836)	46,862	11.90
	2007	30,179	41,125	(33,342)	37,962	14.89

Conservative Growth Portfolio (8)	2008	830,768	246,874	(23,555)	1,054,087	11.72
	2007	631,865	854,476	(655,573)	830,768	17.73

Flexible Income Portfolio (9)	2008	18,124	20,522	(11,307)	27,339	11.68
	2007	13,707	19,535	(15,118)	18,124	13.70

Strategic Growth Portfolio (10)	2008	1,048,957	285,796	(26,741)	1,308,012	11.53
	2007	820,033	1,084,785	(855,861)	1,048,957	18.64

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	Life Accumulator
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
DWS Investments VIT Funds subaccount:
Equity 500 Index VIP	2008	72,075	20,635	(14,525)	78,185	$10.26
	2007	56,846	21,159	(5,930)	72,075	16.49

DWS Variable Series II subaccount:
Dreman High Return Equity VIP	2008	8,870	6,122	(1,305)	13,687	6.72
	2007	4,016	8,457	(3,603)	8,870	12.53

Fidelity Variable Insurance Products Funds VIP subaccount:
VIP Growth Portfolio	2008	13,175	11,977	(2,289)	22,863	7.87
	2007	4,930	10,127	(1,882)	13,175	15.02

Franklin Templeton Variable Insurance Products Trust subaccount:
Small Cap Value Securities Fund	2008	14,791	10,373	(2,455)	22,709	8.54
	2007	7,735	9,236	(2,180)	14,791	12.84

Goldman Sachs Variable Insurance Trust subaccounts:
Mid Cap Value Fund	2008	8,196	2,675	(1,241)	9,630	8.44
	2007	6,885	3,887	(2,576)	8,196	13.53

Structured Small Cap Equity Fund	2008	8,870	8,378	(976)	16,272	6.90
	2007	3,253	7,005	(1,388)	8,870	10.55

Janus Aspen Series subaccount:
Mid Cap Growth Portfolio (Service Shares)	2008	13,944	11,679	(2,086)	23,537	9.11
	2007	4,910	12,360	(3,326)	13,944	16.35

Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
Equity Income Account (2)	2008	67,133	22,223	(11,039)	78,317	12.82
	2007	51,201	108,259	(92,327)	67,133	19.59

LargeCap Blend Account II (11)	2008	10,688	137,257	(136,036)	11,909	9.77
	2007	8,492	254,813	(252,617)	10,688	15.49

LargeCap Growth Account (12)	2008	13,048	78,408	(78,082)	13,374	9.90
	2007	9,241	142,039	(138,232)	13,048	17.61

Diversified International Account (13)	2008	29,171	342,335	(327,413)	44,093	12.99
	2007	16,736	267,683	(255,248)	29,171	24.40

MidCap Stock Account (3)	2008	14,864	4,748	(2,840)	16,772	11.84
	2007	10,574	42,204	(37,914)	14,864	16.96

SmallCap Growth Account II (4)	2008	8,107	208,735	(206,145)	10,697	10.47
	2007	5,226	271,743	(268,862)	8,107	17.95

West Coast Equity Account (5)	2008	43,183	12,872	(6,642)	49,413	13.07
	2007	32,351	49,715	(38,883)	43,183	19.81

Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
Income Account (14)	2008	8,110	3,685	(1,292)	10,503	11.50
	2007	4,835	10,395	(7,120)	8,110	12.03

Money Market Account (15)	2008	167	107	(45)	229	11.05
	2007	7,908	7,979	(15,720)	167	10.88

Short Term Income Account (16)	2008	460	208	(51)	617	10.96
	2007	383	3,138	(3,061)	460	11.13

Mortgage Securities Account (17)	2008	1,152	1,070	(1,085)	1,137	11.83
	2007	776	6,301	(5,925)	1,152	11.41

Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
SAM Balanced Portfolio (6)	2008	84,805	21,057	(8,763)	97,099	11.60
	2007	70,572	113,800	(99,567)	84,805	15.88

SAM Conservative Balanced Portfolio (7)	2008	22,342	5,892	(4,016)	24,218	11.43
	2007	17,392	42,594	(37,644)	22,342	14.28

SAM Conservative Growth Portfolio (8)	2008	127,970	37,744	(11,335)	154,379	11.50
	2007	106,974	146,324	(125,328)	127,970	17.37

SAM Flexible Income Portfolio (9)	2008	11,587	7,967	(2,840)	16,714	11.13
	2007	5,816	35,124	(29,353)	11,587	13.04

SAM Strategic Growth Portfolio (10)	2008	233,937	68,267	(41,864)	260,340	11.45
	2007	182,823	291,746	(240,632)	233,937	18.47

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	EssentialLife Variable Universal Life
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Dreyfus Variable Investment Fund subaccounts:
Developing Leaders Portfolio	2008	—	345	(27)	318	$6.56
	2007	—	—	—	—	—

Dreyfus Socially Responsible Growth Fund, Inc. subaccount:
Socially Responsible Growth Fund	2008	—	181	(33)	148	7.10
	2007	—	—	—	—	—

DWS Variable Series I subaccounts:
Bond VIP	2008	—	34	(9)	25	8.65
	2007	—	—	—	—	—

Global Opportunities VIP	2008	—	3,529	(59)	3,470	6.00
	2007	—	—	—	—	—

International VIP	2008	—	173	(26)	147	6.40
	2007	—	—	—	—	—

DWS Variable Series II subaccounts:
Dreman High Return Equity VIP	2008	—	491	(16)	475	6.73
	2007	—	—	—	—	—

Government & Agency Securities VIP	2008	—	37	(7)	30	10.24
	2007	—	—	—	—	—

High Income VIP	2008	—	171	(15)	156	7.78
	2007	—	—	—	—	—

Money Market VIP	2008	—	12	(2)	10	10.07
	2007	—	—	—	—	—

Fidelity Variable Insurance Products (“VIP”) Funds subaccounts:
VIP Growth Portfolio	2008	—	823	(44)	779	6.34
	2007	—	—	—	—	—

VIP Index 500 Portfolio	2008	—	567	(19)	548	7.10
	2007	—	—	—	—	—

VIP Mid Cap Portfolio	2008	—	743	(28)	715	6.59
	2007	—	—	—	—	—

Fidelity VIP Freedom Funds subaccounts:
VIP Freedom 2005 Portfolio (18)	2008	—	5	—	5	8.13
	2007	—	—	—	—	—

VIP Freedom 2010 Portfolio (19)	2008	—	18	(7)	11	8.05
	2007	—	—	—	—	—

VIP Freedom 2015 Portfolio (20)	2008	—	52	(11)	41	7.91
	2007	—	—	—	—	—

VIP Freedom 2020 Portfolio (21)	2008	—	196	(60)	136	7.46
	2007	—	—	—	—	—

VIP Freedom 2025 Portfolio (22)	2008	—	301	(67)	234	7.33
	2007	—	—	—	—	—

VIP Freedom 2030 Portfolio (23)	2008	—	2,513	(143)	2,370	7.03
	2007	—	—	—	—	—

VIP Freedom Income Portfolio (24)	2008	—	201	(11)	190	9.09
	2007	—	—	—	—	—

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

6.	UNITS ISSUED AND REDEEMED, CONTINUED

	EssentialLife Variable Universal Life
	Year	Units outstanding December 31, Prior Year	Units issued	Units redeemed	Units outstanding	Accumulation unit value December 31, Year End
Fidelity VIP FundsManager Portfolios subaccounts:
VIP FundsManager 20% Portfolio (25)	2008	—	60	(2)	58	$9.34
	2007	—	—	—	—	—

VIP FundsManager 50% Portfolio (26)	2008	—	529	(41)	488	8.35
	2007	—	—	—	—	—

VIP FundsManager 70% Portfolio (27)	2008	—	2,761	(75)	2,686	7.63
	2007	—	—	—	—	—

VIP FundsManager 85% Portfolio (28)	2008	—	3,491	(22)	3,469	7.17
	2007	—	—	—	—	—

Franklin Templeton Variable Insurance Products Trust subaccounts:
Global Asset Allocation Fund	2008	—	1,240	(27)	1,213	8.18
	2007	—	—	—	—	—

Small - Mid Cap Growth Securities Fund	2008	—	1,047	(43)	1,004	6.38
	2007	—	—	—	—	—

Small Cap Value Securities Fund	2008	—	3,867	(14)	3,853	6.71
	2007	—	—	—	—	—

Janus Aspen Series subaccounts:
Balanced Portfolio (Service Shares)	2008	—	854	(32)	822	8.70
	2007	—	—	—	—	—

Forty Portfolio (Institutional Shares)	2008	—	6,989	(35)	6,954	6.08
	2007	—	—	—	—	—

PIMCO Variable Insurance Trust subaccounts:
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2008	—	41	(9)	32	9.64
	2007	—	—	—	—	—

VIT Low Duration Portfolio	2008	—	53	(6)	47	9.81
	2007	—	—	—	—	—

Principal Variable Contracts Funds, Inc. (“PVC”) subaccounts:
SAM Balanced Portfolio	2008	—	2,974	(60)	2,914	7.92
	2007	—	—	—	—	—

SAM Conservative Balanced Portfolio	2008	—	1,704	(17)	1,687	8.42
	2007	—	—	—	—	—

SAM Conservative Growth Portfolio	2008	—	12,718	(116)	12,602	7.39
	2007	—	—	—	—	—

SAM Flexible Income Portfolio	2008	—	81	(25)	56	8.84
	2007	—	—	—	—	—

SAM Strategic Growth Portfolio	2008	—	10,672	(126)	10,546	7.05
	2007	—	—	—	—	—

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

6.	UNITS ISSUED AND REDEEMED, CONTINUED

(1)	Merged with Social Small Cap Growth Portfolio effective September 27, 2007
(2)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2005 Portfolio
(3)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2010 Portfolio
(4)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2015 Portfolio
(5)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2020 Portfolio
(6)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2025 Portfolio
(7)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom 2030 Portfolio
(8)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP Freedom Income Portfolio
(9)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 20% Portfolio
(10)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 50% Portfolio
(11)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 70% Portfolio
(12)	For the period (commencement of operations): September 1, 2008 to December 31, 2008 - Fidelity VIP FundsManager 85% Portfolio
(13)	The PVC Equity Income Account I (formerly named WM Equity Income Fund), changed its name to PVC Equity Income Account, effective May 17, 2008
(14)	The PVC LargeCap Blend Account changed its name to PVC LargeCap Blend Account II (formerly named WM Growth & Income Fund), effective May 17, 2008
(15)	The PVC Growth Account changed its name to PVC Large Cap Growth Account (formerly named WM Growth Fund), effective May 17, 2008
(16)	The WM International Growth Fund changed its name to PVC Diversified International Account, effective January 5, 2007
(17)	The WM Mid Cap Stock Fund changed its name to PVC MidCap Stock Account, effective January 5, 2007
(18)	The PVC SmallCap Growth Account (formerly named WM SmallCap Growth Fund), changed its name to PVC SmallCap Growth Account II, effective May 17, 2008
(19)	The WM West Coast Equity Fund changed its name to PVC West Coast Equity Account, effective January 5, 2007
(20)	The WM Income Fund changed its name to PVC Income Account, effective January 5, 2007
(21)	The WM Money Market Fund changed its name to PVC Money Market Account, effective January 5, 2007
(22)	The WM Short Term Income Fund changed its name to PVC Short-Term Income Account, effective January 5, 2007
(23)	The WM U.S. Government Securities Fund changed its name to PVC Mortgage Securities Account, effective January 5, 2007
(24)	The WM Balanced Portfolio changed its name to PVC SAM Balanced Portfolio, effective January 5, 2007
(25)	The WM Conservative Balanced Portfolio changed its name to PVC SAM Conservative Balanced Portfolio, effective January 5, 2007
(26)	The WM Conservative Growth Portfolio changed its name to PVC SAM Conservative Growth Portfolio, effective January 5, 2007
(27)	The WM Flexible Income Portfolio changed its name to PVC SAM Flexible Income Portfolio, effective January 5, 2007
(28)	The WM Strategic Growth Portfolio changed its name to PVC SAM Strategic Growth Portfolio, effective January 5, 2007

7.	FAIR VALUE MEASUREMENT

This fair value disclosure includes information regarding the valuation of financial assets held by the Separate Account as of December 31, 2008 in accordance with the requirements of SFAS157.

Determination of Fair Values

The valuation methodologies used to determine the fair value of certain assets and liabilities under the guidance within SFAS157 reflect market-participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair value of their financial assets based on quoted market prices. All of the assets listed below are actively-traded, open-ended mutual funds which are valued at the net asset value of the respective underlying portfolios. There are no restrictions on purchases or sales of these open-ended mutual funds.

The following table presents the Separate Account’s hierarchy for its assets measured at fair value on a recurring basis as of December 31, 2008:

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements, Continued

7.	FAIR VALUE MEASUREMENT, CONTINUED

(in thousands)	Total	Quoted Prices in Active Markets for Identical Assets Level 1	Significant observable Inputs Level 2	Significant Unobservable Inputs Level 3
Assets:
Calvert Variable Series, Inc.
Social Mid Cap Growth Portfolio	$60	$60	—	—
Dreyfus Variable Investment Fund - Service Class Shares
Developing Leaders Portfolio	1,616	1,616	—	—
Quality Bond Portfolio	888	888	—	—
Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Shares
Socially Responsible Growth Fund	54	54	—	—
DWS Investments VIT Funds - Class B Shares
Equity 500 Index VIP	803	803	—	—
DWS Variable Series I - Class A Shares
Bond VIP	2,850	2,850	—	—
Global Opportunities VIP	2,911	2,911	—	—
Growth & Income VIP	1,599	1,599	—	—
International VIP	4,893	4,893	—	—
DWS Variable Series II - Class A Shares
Dreman High Return Equity VIP	10,260	10,260	—	—
Government & Agency Securities VIP	1,349	1,349	—	—
High Income VIP	1,894	1,894	—	—
Money Market VIP	442	442	—	—
Small Cap Growth VIP	170	170	—	—
Fidelity Variable Insurance Products (“VIP”) Funds
VIP Growth Portfolio	5,886	5,886	—	—
VIP Index 500 Portfolio	5,943	5,943	—	—
VIP Mid Cap Portfolio	2,639	2,639	—	—
Fidelity VIP Freedom Funds
VIP Freedom 2005 Portfolio			—	—
VIP Freedom 2010 Portfolio			—	—
VIP Freedom 2015 Portfolio			—	—
VIP Freedom 2020 Portfolio	1	1	—	—
VIP Freedom 2025 Portfolio	2	2	—	—
VIP Freedom 2030 Portfolio	17	17	—	—
VIP Freedom Income Portfolio	2	2	—	—
Fidelity VIP FundsManager Portfolios
VIP FundsManager 20% Portfolio	1	1	—	—
VIP FundsManager 50% Portfolio	4	4	—	—
VIP FundsManager 70% Portfolio	21	21	—	—
VIP FundsManager 85% Portfolio	25	25	—	—
Franklin Templeton Variable Insurance Products Trust - Class 2 Shares
Developing Markets Securities Fund	1,482	1,482	—	—
Global Asset Allocation Fund	534	534	—	—
Small - Mid Cap Growth Securities Fund	1,122	1,122	—	—
Small Cap Value Securities Fund	929	929	—	—
Goldman Sachs Variable Insurance Trust - Institutional Class Shares
Capital Growth Fund	4,902	4,902	—	—
Mid Cap Value Fund	3,530	3,530	—	—
Structured Small Cap Equity Fund	700	700	—	—
Janus Aspen Series
Balanced Portfolio (Service Shares)	857	857	—	—
Forty Portfolio (Institutional Shares)	8,085	8,085	—	—
Mid Cap Growth Portfolio (Service Shares)	1,118	1,118	—	—
PIMCO Variable Insurance Trust - Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2,118	2,118	—	—
VIT Low Duration Portfolio	2,731	2,731	—	—
Principal Variable Contracts (“PVC”) Funds, Inc - Class 2 Shares - Equity Funds
Equity Income Account	3,052	3,052	—	—
LargeCap Blend Account II	116	116	—	—
LargeCap Growth Account	132	132	—	—
Diversified International Account	573	573	—	—
MidCap Stock Account	2,573	2,573	—	—
SmallCap Growth Account II	866	866	—	—
West Coast Equity Account	1,084	1,084	—	—
Principal Variable Contracts Funds, Inc - Class 2 Shares - Fixed Income Funds
Income Account	121	121	—	—
Money Market Account	3	3	—	—
Short Term Income Account	7	7	—	—
Mortgage Securities Account	13	13	—	—
Principal Variable Contracts (“PVC”) Funds, Inc - Class 2 Shares - Strategic Asset Management (“SAM”) Portfolio
SAM Balanced Portfolio	5,903	5,903	—	—
SAM Conservative Balanced Portfolio	849	849	—	—
SAM Conservative Growth Portfolio	14,231	14,231	—	—
SAM Flexible Income Portfolio	506	506	—	—
SAM Strategic Growth Portfolio	18,155	18,155	—	—

PART C

OTHER INFORMATION

Item 26.    Exhibits

(a)	Board of Directors Resolutions.

1)	Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.[1]

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

1)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[9]

2)	Registered Representative Agreement Farmers Financial Solutions LLC.[4]

3)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[12]

(d)	Contracts.

1)	Specimen Flexible Premium Variable Life Insurance Policy.[11]

2)	Monthly Disability Benefit Rider. [11]

3)	Waiver of Deduction Benefit Rider. [11]

4)	Accidental Death Benefit Rider. [11]

5)	Children’s Term Insurance Rider. [11]

6)	Automatic Increase Benefit Rider. [11]

7)	Accelerated Benefit Rider for Terminal Illness. [11]

(e)	Applications.

1)	Form of Application for Flexible Premium Life Insurance. [11]

2)	Variable Policy Application Supplement (May 2008). [13]

(f)	Depositor’s Certificate of Incorporation and By-Laws.

1)	Articles of Incorporation of Farmers New World Life Insurance Company.[1]

2)	By-laws of Farmers New World Life Insurance Company.[1]

3)	Amended Articles of Incorporation of Farmers New World Life Insurance Company. [11]

(g)	Reinsurance Contracts.

1)

Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008]. [14]

2)

Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008]. [14]

3)

Amendment No. 1 to the Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2009]. [15]

(h)	Participation Agreements.

1)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.[3]

2)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[3]

3)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[3]

4)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[3]

5)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[2]

6)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[4]

7)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[4]

8)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[4]

9)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[4]

10)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company.[4]

11)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[4]

12)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.[4]

13)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[4]

14)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[5]

15)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[6]

16)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[8]

17)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company. [10]

18)	Form of Rule 22c-2 Shareholder Information Agreement. [10]

19)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007. [10]

20)

Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[13]

21)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[13]

22)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[13]

23)	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company. [14]

24)

Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company. [14]

25)

Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company. [14]

26)	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.

27)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[14]

28)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[14]

29)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[14]

30)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company.[14]

(i)	Administrative Contracts.

1)	Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.[2]

2)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.[5]

(j)	Other Material Contracts.

1)	Power of Attorney. [1][3]

(k)	Legal Opinion.

1)	Opinion of Brian F. Kreger, Esquire. [1][5]

(l)	Actuarial Opinion. Not applicable.

(m)	Calculations. Not applicable.

(n)	Other Opinions.

1)	Consent of PricewaterhouseCoopers LLP. [15]

(o)	Omitted Financial Statements. Not applicable

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.

1)	Description of Issuance, Transfer and Redemption Procedures. [13]

[1]	Incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on August 29, 1999.
¡	Exhibit 1.A.(1) - Resolution of the Board of Directors of FNWL establishing the Farmers Variable Life Separate Account A.
¡	Exhibit 1.A.(6)(a) - Articles of Incorporate of FWNL
¡	Exhibit 1.A.(6)(a) - Bylaws of FWNL
[2]

Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

¡	Exhibit (b)(8) (e) - Participation Agreement between Templeton Variable Insurance Products Trust , Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.
[3]

Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

¡	Exhibit (b)(8)(a) - Participation Agreement between Kemper Variable Series, Scudder Kemper Investments Inc., and Farmers New World Life Insurance Company.
¡	Exhibit (b)(8) (b) - Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.
¡	Exhibit (b)(8) (c) - Participation Agreement between Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.
¡	Exhibit (b)(8) (d) - Participation Agreement between PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC and Farmers New World Life Insurance Company.
[4]

Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

¡	Exhibit (b)(3)(c) - Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.
¡	Exhibit (b)(3) (d) - Farmers Financial Solutions, LLC Registered Representative Agreement.
¡

Exhibit (b)(8)(i) - Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.

¡

Exhibit (b)(8)(j) - Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.

¡	Exhibit (b)(8)(k) - Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.
¡	Exhibit (b)(8)(l) - Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.
¡	Exhibit (b)(8)(n) - Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company.
¡	Exhibit (b)(8)(p) - Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.
¡	Exhibit (b)(8)(q) - Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.
¡	Exhibit (b)(8)(r) - Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.
[5]

Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

¡	Exhibit (b)(8)(s) - Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distribution, Inc. and Farmers New World Life Insurance Company.
¡	Exhibit (b)(8) (t) - Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.
[6]

Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

¡	Exhibit (b)(8)(U) - Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.
[7]

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on April 27, 2004.

¡	Exhibit (q)(5) - Revised Description of Issuance, Transfer and Redemption Procedures (May 2004).
[8]

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.

¡

Exhibit 8(v) - Form of Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.

[9]

Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.

¡	Exhibit (B)(3)(e) - Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.
[10]

Incorporated herein by reference to Post Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

¡	(B)(8)(w) - Form of Rule 22c-2 Shareholder Information Agreement.
¡

(B)(8) (x) - Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.

¡	(B)(8) (y) - Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007.
[11]

Incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

[12]	Incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).
[13]

Incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

[14]

Previously filed under the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

[15]	Filed herewith.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address	Position and Office with Depositor
Paul N. Hopkins[1]	Chairman of the Board and Director
C. Paul Patsis[2]	President, Chief Executive Officer, and Director
Debra Broek-DeBoer[7]	Director
Dieter F. Wemmer[7]	Director
Gary R. Severson[3]	Director
Stanley R. Smith[4]	Director
John F. Sullivan, Jr.[5]	Director
Oscar Tengtio[2]	Senior Vice President, Chief Financial Officer, and Director
Brian F. Kreger[2]	Corporate Secretary, Vice President, and General Counsel
Michael W. Keller[2]	Chief Marketing Officer and Senior Vice President
Ryan R. Larson[2]	Senior Vice President and Chief Actuary
James I. Randolph[2]	Senior Vice President and Assistant Secretary
Leeann G. Badgett[2]	Assistant Treasurer
Gerald A. Dulek[6]	Assistant Vice President
Patricia M. Evans[1]	Assistant Treasurer
Doren E. Hohl[1]	Assistant Secretary
Paul F. Hott[2]	Assistant Vice President
Deborah M. Kusaka[2]	Assistant Treasurer
Anthony J. Morris[1]	Assistant Treasurer
Harris Mortensen[2]	Assistant Secretary
Dennis J. A. Nibbe[2]	Assistant Treasurer
John R. Patton[2]	Assistant Vice President and Assistant Secretary

James P. Brennan, Sr., Esq. serves as the Chief Compliance Officer for the Registrant.2

[1]	The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.
[2]	The principal business address is 3003 – 77th Ave. SE, Mercer Island, WA 98040.
[3]	The principal business address is 801 2nd Ave., Seattle, WA 98104.
[4]	The principal business address is 3150 Tolouse Circle, Thousand Oaks, CA 91362.
[5]	The principal business address is 1201 3rd Ave., #3390, Seattle, WA 98101.
[6]	The principal business address is 30801 Agoura Road, Bldg. 1, Westlake Village, CA 91301.
[7]	The principal business address is Mythenquai 2, 8002 Zurich, Schweiz

Item 28.    Persons Controlled By or Under Common Control With the Depositor or Registrant

Organizations Affiliated with Zurich Financial Services

Company	Domiciled	Ownership	%
Aktiengesellschaft Assuricum	Switzerland	Zurich Insurance Company	99.60
Allied Zurich Holdings Limited	CI	Zurich Group Holding	100.00
Allied Zurich Limited UK	UK	Zurich Financial Services	100.00

Company	Domiciled	Ownership	%
American Guarantee and Liability Insurance Co.	NY	Zurich American Insurance Company	100.00
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00
Assurance Company of America	NY	Maryland Casualty Company	100.00
BG Investments Ltd.	BDA	Aktiengesellschaft Assuricum	04.58
BG Investments Ltd.	BDA	Zurich Insurance Company	95.42
Centre Financial Services Holdings Limited	BDA	Centre Group Holdings Limited	100.00
Centre Group Holdings (US) Limited	DE	Centre Solutions (Bermuda) Limited	100.00
Centre Group Holdings Limited	BDA	CMSH Limited	100.00
Centre Insurance Company	DE	Centre Solutions (US) Limited	100.00
Centre Life Insurance Company	MA	Centre Solutions (US) Limited	100.00
Centre Reinsurance (US) Limited	BDA	Centre Reinsurance Holdings (Delaware) Limited	100.00
Centre Reinsurance Holdings (Delaware) Limited	DE	Centre Group Holdings (US) Limited	100.00
Centre Solutions (Bermuda) Limited	BDA	Centre Group Holdings Limited	100.00
Centre Solutions (US) Limited	BDA	Centre Group Holdings (US) Limited	100.00
Centre Solutions Holdings (Delaware) Limited	DE	Centre Solutions (US) Limited	100.00
CMSH Limited	BDA	Zurich Insurance Company	64.70
CMSH Limited	BDA	BG Investments Ltd.	35.30
Colonial American Casualty & Surety Co.	MD	Fidelity & Deposit Company of Maryland	100.00
Constellation Reinsurance Company	NY	Centre Reinsurance Holdings (Delaware) Limited	100.00
Crown Management Services Limited	DE	CMSH Limited	100.00
Disability Management Services, Inc.	CT	Centre Group Holdings (US) Limited	40.00
Diversified Specialty Risk	TX	American Guarantee & Liability Insurance Co.	100.00
Empire Fire & Marine Insurance Company	NE	Zurich American Insurance Company	100.00
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00
Empire Management Services, Inc.	NE	Empire Fire & Marine Insurance Company	100.00
Farmers Group, Inc.	NV	Zurich Insurance Company	87.90
Farmers Group, Inc.	NV	Zurich Group Holdings	10.375
Farmers Group, Inc.	NV	Zurich RegCaPs Funding Limited Partnership	01.725
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00
Farmers Services, LLC	DE	ZFUS Services, LLC	100.00
Farmers Value Added, Inc.	NV	Farmers Group, Inc.	100.00
Fidelity & Deposit Company of Maryland	MD	Zurich American Insurance Company	100.00
F.I.G. Holding Company	CA	Fire Underwriters Association	70.00
F.I.G. Holding Company	CA	Truck Underwriters Association	30.00
FIG Leasing Company, Inc.	CA	Farmers Group, Inc.	95.20
FIG Leasing Company, Inc.	CA	Fire Underwriters Association	1.70
FIG Leasing Company, Inc.	CA	Truck Underwriters Association	3.10
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00
Kemper Corporation	DE	Zurich Holding Company of America	100.00
Kemper Investors Life Insurance Company	IL	Kemper Corporation	100.00
Keswick Realty, Inc.	IL	The Zurich Services Corporation	100.00
Maine Bonding and Casualty Co.	ME	Maryland Casualty Company	100.00
Maryland Casualty Company	MD	Zurich American Insurance Company	100.00
Maryland Insurance Company	TX	Maryland Casualty Company	100.00
MI Administrators, LLC	WA	FIG Leasing Company, Inc.	100.00
National Standard Insurance Company	TX	Maryland Casualty Company	100.00
Northern Insurance Company of New York	NY	Maryland Casualty Company	100.00
Orange Stone Holdings	IRE	CMSH Limited	100.00
Orange Stone Reinsurance	IRE	Crown Management Services Limited	100.00
Prematic Service Corporation (CA)	CA	Farmers Group, Inc.	38.00
Prematic Service Corporation (CA)	CA	Fire Underwriters Association	9.00
Prematic Service Corporation (CA)	CA	Truck Underwriters Association	53.00
Prematic Service Corporation (NV)	NV	Prematic Service Corporation (CA)	100.00
Steadfast Insurance Company	DE	Zurich American Insurance Company	100.00

Company	Domiciled	Ownership	%
Sterling Forest LLC	DE	Zurich American Insurance Company	100.00
THIC Holdings LLC	NH	pending
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00
Universal Underwriters Acceptance Corp.	KS	Zurich Holding Company of America	100.00
Universal Underwriters Insurance Company	KS	Zurich American Insurance Company	100.00
Universal Underwriters Insurance Services, Inc.	MA	Universal Underwriters Management Company	100.00
Universal Underwriters Life Ins. Co.	KS	Universal Underwriters Insurance Company	100.00
Universal Underwriters Management Company	KS	Zurich Holding Company of America	100.00
Universal Underwriters of Texas Ins. Co.	TX	Universal Underwriters Insurance Company	100.00
Universal Underwriters Service Corp.	MO	Zurich Holding Company of America	100.00
ZC Specialty Insurance Company	TX	Centre Solutions (US) Limited	100.00
ZFS Finance, USA LLC I	DE	Zurich Holding Company of America	100.00
ZFS Finance, USA LLC II	DE	Zurich Holding Company of America	100.00
ZFS Finance, USA LLC III	DE	Zurich Holding Company of America	100.00
ZSFH, LLC	DE	Zurich Holding Company of America	100.00
ZFUS Services, LLC	DE	Zurich Holding Company of America	100.00
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00
Zurich Agency Services, Inc.	TX	Maryland Casualty Company	100.00
Zurich American Insurance Company	NY	Zurich Holding Company of America	100.00
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00
Zurich Benefit Finance, LLC	DE	Zurich Holding Company of America	100.00
Zurich CZI Management Holding, Ltd.	DE	Zurich Global Investment Management	100.00
Zurich E&S Brokerage, Inc.	CA	Zurich American Insurance Company	100.00
Zurich Finance, (USA), Inc.	DE	Zurich Holding Company of America	100.00
Zurich Global Investment Advisors, LLC	DE	Zurich Holding Company of America	100.00
Zurich Group Holding	Switzerland	Zurich Financial Services	57.70
Zurich Group Holding	Switzerland	Allied Zurich Limited UK	42.30
Zurich Holding Company of America	DE	Zurich Insurance Company	99.87
Zurich Holding Company of America	DE	Crown Management Services Limited	00.13
Zurich Insurance Company	Switzerland	Zurich Group Holding	100.00
Zurich International (Bermuda) Ltd.	BDA	BG Investments Ltd.	29.27
Zurich International (Bermuda) Ltd.	BDA	Zurich Insurance Company	30.31
Zurich International (Bermuda) Ltd.	BDA	Aktiengesellscaft Assuricum	40.42
Zurich Warranty Management Services LTD	UK	The Zurich Services Corporation	100.00
The Zurich Services Corporation	IL	Zurich Holding Company of America	100.00
Sterling Forest LLC	DE	Zurich America Insurance Company	100.00
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.00
Vehicle Dealer Solutions, Inc.	FL	The Zurich Services Corporation	100.00
ZFS Finance USA LLC, IV	DE	Zurich Holding Company of America, Inc.	100.00
ZFS Finance USA LLC, V	DE	Zurich Holding Company of America, Inc.	100.00
Zurich Latin America Corporation	DE	The Zurich Services Corporation	100.00

Zurich Financial Services conducts its primary insurance operations in the United States through:

(A)	Two property/casualty groups, each operating INDEPENDENTLY with its own staff:

Zurich U.S. Insurance Group

Farmers Insurance Group

Organizations Affiliated with Farmers New World Life Insurance Company

Company	Domiciled	Ownership	%
American Federation Insurance Company	FL	Foremost Insurance Company Grand Rapids, Michigan	100.00
APEX Adjustment Bureau, Inc.	FL	Bristol West Holdings, Inc.	100.00
Bayview Adjustment Bureau, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50

Company	Domiciled	Ownership	%
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services, Inc of Florida.	FL	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Georgia, Inc.	GA	Bristol West Holdings, Inc.	100.00
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Pennsylvania, Inc.	PA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Texas, Inc.	TX	Bristol West Holdings, Inc.	100.00
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00
Civic Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Civic Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00
Coast National Insurance Company	CA	Coast National Holding Company	100.00
Corvette General Agency, Inc.	GA	Foremost Affiliated Insurance Services, Inc.	100.00
Exact Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Exact Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00
Farmers Insurance Co. of Arizona	AZ	Farmers Insurance Exchange	70.00
Farmers Insurance Co. of Arizona	AZ	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Arizona	AZ	Fire Insurance Exchange	10.00
Farmers Insurance Co. of Idaho	ID	Farmers Insurance Exchange	80.00
Farmers Insurance Co. of Idaho	ID	Truck Insurance Exchange	13.30
Farmers Insurance Co. of Idaho	ID	Fire Insurance Exchange	06.70
Farmers Insurance Co. of Oregon	OR	Farmers Insurance Exchange	80.00
Farmers Insurance Co. of Oregon	OR	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Washington	WA	Fire Insurance Exchange	80.00
Farmers Insurance Co. of Washington	WA	Truck Insurance Exchange	20.00
Farmers Insurance Co., Inc.	KS	Farmers Insurance Exchange	90.00
Farmers Insurance Co., Inc.	KS	Fire Insurance Exchange	10.00
Farmers Insurance Exchange	CA	Interinsurance Exchange
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Co.	100.00
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00
Farmers Texas County Mutual Insurance Company	TX	County Mutual Company
FFS Holding, LLC	NV	Mid Century Ins. Co.	100.00
Fire Insurance Exchange	CA	Interinsurance Exchange
Federation Insurance Services of California, Inc.	CA	Foremost Insurance Company Grand Rapids, Michigan	100.00
Foremost Affiliated Insurance Services, Inc.	MI	Foremost Corporation of America	100.00
Foremost Affinity Services, Inc.	MI	Foremost Corporation of America	100.00
Foremost Corporation of America	MI	Farmers Insurance Exchange	80.00
Foremost Corporation of America	MI	Fire Insurance Exchange	10.00
Foremost Corporation of America	MI	Truck Insurance Exchange	10.00
Foremost County Mutual Insurance Company	TX	County Mutual Company
Foremost Express Insurance Agency, Inc.	MI	Foremost Corporation of America	100.00
Foremost Financial Services Corporation	DE	Foremost Corporation of America	100.00
Foremost Home Brokers, Inc,	MI	Foremost Corporation of America	100.00
Foremost Home Services Corporation	MI	Foremost Corporation of America	100.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Foremost Corporation of America	100.00
Foremost Lloyds of Texas	TX	Lloyds Company
Foremost Property and Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
Foremost Real Estate Company Grand Rapids, Michigan	MI	Foremost Corporation of America	100.00
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
Frontier Insurance Agency, Inc.	OR	Foremost Affiliated Insurance Services, Inc.	100.00

Company	Domiciled	Ownership	%
GP, LLC	DE	Bristol West Holdings, Inc.	100.00
Illinois Farmers Insurance Co.	IL	Farmers Insurance Exchange	100.00
Insurance Data Systems, G.P.	FL	GP, LLC	0.10
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90
Knight Agency, Inc.	KY	Foremost Affiliated Insurance Services, Inc.	100.00
Leschi Life Assurance Company	SC	Farmers New World Life Insurance Company	100.00
Mid Century Ins. Co.	CA	Farmers Insurance Exchange	80.00
Mid Century Ins. Co.	CA	Fire Insurance Exchange	12.50
Mid Century Ins. Co.	CA	Truck Insurance Exchange	07.50
Mid Century Ins. Co. of Texas	TX	Farmers Insurance Exchange	100.00
Neighborhood Spirit Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Neighborhood Spirit Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Pacific Way Insurance Agency, Inc.	WA	Foremost Affiliated Insurance Services, Inc.	100.00
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00
Sunrise Insurance Agency of Arizona, Inc.	AZ	Foremost Affiliated Insurance Services, Inc.	100.00
Sunrise Insurance Agency of Texas, Inc.	TX	Foremost Affiliated Insurance Services, Inc.	100.00
Sunrise Insurance Agency, Inc.	NV	Foremost Affiliated Insurance Services, Inc.	100.00
Texas Farmers Insurance Co.	TX	Farmers Insurance Exchange	86.30
Texas Farmers Insurance Co.	TX	Mid Century Ins. Co.	13.70
Truck Insurance Exchange	CA	Interinsurance Exchange
Western Star Underwriters, Inc.	TX	Foremost Corporation of America	100.00
WVGRR Properties, LLC	DE	Farmers New World Life Insurance Company	100.00

Item 29.    Indemnification

Under its By-laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended October 24, 1995)

SECTION 47

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

    (a) Right of Indemnity. Each person who acts as a Director, officer or employee of the corporation shall be indemnified by the corporation for all sums which he becomes obligated to pay, (including counsel fees, expenses and court costs actually and necessarily incurred by him) in connection with any action, suit or proceeding in which he is made a party by reason of his being, or having been a Director, officer, or employee of the corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his duties as such Director, officer or employee, and except any sum paid to the corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his duties.

    (b) Scope of Indemnity. The right of indemnification in this article provided shall inure to each Director, officer and employee of the corporation, whether or not he is such Director, officer or employee at the time he shall become obligated to pay such sums, and whether or not the claim asserted against him is based on matters which antedate the adoption of this article; and in the event of his death shall extend to his legal representatives. Each person who shall act as a Director, officer or employee of the corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any by-law, agreement, vote of stockholders, or otherwise.

    (c) Determination of Claims for Indemnity. The Board of Directors of the corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board which is unaffected by self-interest and willing to act is not obtainable, the Board in its discretion may appoint from among the stockholders who are not Directors or officers or employees of the corporation, a committee of two or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

    Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.    Principal Underwriter

(a) Other Activity. Farmers Financial Solutions, LLC (“FFS”) is the principal underwriter for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A. Principal Funds Distributor, Inc., is the principal underwriter for the Accumulator VUL policy, which is also supported by the variable account.

(b) Management. The following information is furnished with respect to the officers and directors of FFS:

Name and Principal Business Address	Positions and Offices with FFS
C. Paul Patsis[1]	Chairman of the Board
Donald K. Mealer[2]	President, Director
Jerry J. Carnahan[3]	Director
Donnell Reid[4]	Director
Bardea C. Huppert[2]	Vice President and Chief Operating Officer
Steven K. Klein[2]	Vice President and Chief Compliance Officer
Steven A. Muramoto[2]	Treasurer and Chief Financial Officer
Joseph Conversino[2]	Assistant Vice President
Doren E. Hohl[3]	Secretary

[1]	The principal business address is 3003 – 77th Avenue, S.E. Mercer Island, Washington 98040.
[2]	The principal business address is 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301.
[3]	The principal business address is 4680 Wilshire Boulevard, Los Angeles, California 90010.
[4]	The principal business address is 1281 Pinrun Dr. Ballwin, Missouri 63011.

(c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
FFS	N/A	N/A	$10,951,368.10	$3,006,822.49

Prior to September, 2008, we have paid no commissions to FFS for sales of the Policies because sales of the Policies only began in September 2008. However, we have paid, and continue to pay, commissions to FFS for sales of other variable life insurance policies supported by the variable account.

Other Compensation. FFS’ sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

Item 31.    Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3003 77th Avenue, S.E., Mercer Island, Washington 98040, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, L.L.C., Insurance Administrators, 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 32.    Management Services

All management contracts are discussed in Part A or Part B.

Item 33.    Fee Representation

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 1 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 29th day of April, 2009.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Brian F. Kreger	By:	/s/ C. Paul Patsis
	Brian F. Kreger		C. Paul Patsis
	Vice President, Corporate Secretary, and		President, Chief Executive Officer and Director
	General Counsel		Farmers New World Life Insurance Company
Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/ Brian F. Kreger	By:	/s/ C. Paul Patsis
	Brian F. Kreger		C. Paul Patsis
	Vice President, Corporate Secretary, and		President, Chief Executive Officer and Director
	General Counsel		Farmers New World Life Insurance Company
Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Paul N. Hopkins*/	Chairman of the Board and Director	April 29, 2009

/s/ C. Paul Patsis C. Paul Patsis	President, Chief Executive Officer, and Director (Principal Executive Officer)	April 29, 2009

Debra Broek-DeBoer	Director	April 29, 2009

Gary R. Severson*/	Director	April 29, 2009

Stanley R. Smith*/	Director	April 29, 2009

John F. Sullivan, Jr.*/	Director	April 29, 2009

Oscar Tengtio */	Senior Vice President, Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	April 29, 2009

Dieter F. Wemmer	Director	April 29, 2009

/s/ C. Paul Patsis */ By: C. Paul Patsis	On April 29, 2009 as Attorney-in-Fact pursuant to powers of attorney filed herewith or by previous amendment.

EXHIBIT INDEX

Exhibit (g)(3)	Amendment #1 to Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2009].

Exhibit (k)(1)	Opinion of Brian F. Kreger, Esquire.

Exhibit (n)(1)	Consent of PricewaterhouseCoopers LLP.